UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07961

Mason Street Funds, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue, Milwaukee Wisconsin	53202

(Address of principal executive offices)	(Zip code)

Barbara E. Courtney, Controller, Mason Street Funds, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §35

REPORT ON FORM N-CSR

RESPONSES FOR MASON STREET FUNDS, INC.

Item 1. Reports to Stockholders

This report is submitted for the general information of shareholders of Mason Street Funds®. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds. You should carefully consider the investment objectives, risks, expenses and charges of the investment company before you invest. Your Northwestern Mutual Investment Services Registered Representative can provide you with a contract and fund prospectus that will contain the information noted above, and other important information that you should read carefully before you invest or send money.

Letter to Shareholders

The U.S. economy was quite strong during the Mason Street Fund’s fiscal year ending March 31, 2005. Economic growth was on target and accompanied by low inflation. The housing market was the main catalyst for the economy throughout the fiscal year as housing starts remained strong and the value of existing homes increased. Lower interest rates allowed more people to get into the housing market for the first time, and allowed existing homeowners to refinance at lower rates. The increase in home values generated a “wealth effect” among homeowners that helped propel consumer spending, which resulted in good auto sales and retail sales, in general.

The rising cost of energy, particularly oil, was a major concern during the period. Unrest in the Middle East and continued strong demand from China contributed to higher oil and commodity prices. Americans were affected by higher gas prices and higher heating bills, but the effect was mitigated by the increase in housing values. Producers weren’t generally able to fully pass along the price increases to consumers during much of this period, although this began to change in the first quarter of 2005. An example is the automobile industry, which hasn’t been able to raise the price of cars, despite pricing pressure at the commodities level.

All major equity indexes posted positive returns for this twelve-month period. The S&P 500® Index, a widely used benchmark of U.S. equity performance, had a total return of 6.69% during this period, while other measures of equity performance were even stronger. The S&P SmallCap 600 Index had a return of 13.08% and the S&P MidCap 400 Index posted a 10.43% return for the fiscal year. International stocks produced the highest returns, gaining 15.49% as measured by the MSCI EAFE Index.

Most of the stock market return for this period was experienced during the explosive calendar fourth quarter of 2004. The market, which moved sideways in the second and third quarters of the year on concerns over rising oil prices, the Iraqi war, and the upcoming presidential election, rallied strongly in November and December. All sectors of the market had positive returns during those months, but the highest returns were seen in small capitalization stocks and international equities, reflecting investors’ willingness to take on more risk in search of return, particularly during the fourth quarter. The first quarter of 2005 experienced a reverse of the previous quarter and stocks declined across the board.

The bond market posted positive returns for the twelve months ending March 31, 2005, as well, although returns were much lower than in the stock market. The strongest gains were in non-investment grade bonds, which posted a return of 6.49%, as measured by the Lehman Brothers High Yield Intermediate Bond Index. Investment grade bonds returned 1.19% during the period, as measured by the Merrill Lynch Domestic Master Index, a broadly based investment grade bond index.

Rising interest rates also played a role during this fiscal year. The Federal Reserve Board began a series of increases to short-term rates to address growing inflation concerns beginning last June, when the Federal Funds rate stood at 1%. That rate rose to 2.75% by the end March, 2005. This policy shift had a moderate effect on long-term rates, with the 10-year Treasury bond rising by 70 basis points to 4.54% at the end of March. During this period, credit spreads tightened as bond investors took on more credit risk in search of higher yields rather than locking in longer-term bonds.

As we head into a new fiscal year at Mason Street Funds, we continue to believe that a well-balanced portfolio, diversified among stocks and bonds, as well as among foreign and domestic investments, is the wisest course of action in any economic environment. We take very seriously our commitment to the highest quality investment management and ethical business practices, and we appreciate the trust you have placed in us. We will work steadfastly in the coming year to preserve that trust.

Mason Street Funds

Mark G. Doll

President

Mason Street Advisors, LLC & Mason Street Funds, Inc.

Performance Summary

For the Periods Ended March 31, 2005

Class A – Without Initial Sales Charge

Total Return (as of 3/31/2005)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	10.99%	5.63%	15.58%	9.62%	2.82%	5.31%	5.88%	5.61%	7.16%	1.63%	-0.27%
Three Year Cumulative	19.29%	4.41%	30.18%	22.94%	-4.34%	-3.56%	6.02%	13.79%	33.09%	17.60%	20.23%
Three Year Annualized	6.05%	1.45%	9.19%	7.13%	-1.47%	-1.20%	1.97%	4.40%	10.00%	5.55%	6.33%
Five Year Cumulative	8.72%	-23.27%	14.85%	34.77%	-24.47%	-24.26%	-17.75%	7.43%	38.87%	36.51%	44.07%
Five Year Annualized	1.69%	-5.16%	2.81%	6.15%	-5.46%	-5.41%	-3.83%	1.44%	6.79%	6.42%	7.58%
Since Inception(1)	97.35%	109.85%	32.42%	61.46%	65.74%	31.27%	66.22%	93.00%	57.54%	62.16%	72.77%
Annualized	12.62%	9.71%	3.57%	8.74%	6.52%	3.46%	6.56%	8.57%	5.85%	6.23%	7.07%
Class A – With Initial Sales Charge(3)
Total Return (as of 3/31/2005)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	5.70%	0.60%	10.10%	4.38%	-2.07%	0.34%	0.83%	0.61%	2.01%	-3.18%	-5.01%
Three Year Cumulative	13.60%	-0.52%	24.05%	17.13%	-8.89%	-8.10%	0.96%	8.34%	26.75%	12.05%	14.56%
Three Year Annualized	4.34%	-0.17%	7.45%	5.41%	-3.06%	-2.78%	0.32%	2.71%	8.22%	3.87%	4.63%
Five Year Cumulative	3.54%	-26.92%	9.43%	28.38%	-28.07%	-27.85%	-21.66%	2.36%	32.21%	30.05%	37.16%
Five Year Annualized	0.70%	-6.08%	1.82%	5.12%	-6.38%	-6.32%	-4.76%	0.47%	5.74%	5.40%	6.52%
Since Inception(1)	87.95%	99.86%	26.11%	53.78%	57.85%	25.02%	58.31%	83.81%	50.04%	54.44%	64.54%
Annualized	11.66%	9.04%	2.94%	7.81%	5.87%	2.83%	5.91%	7.91%	5.20%	5.58%	6.42%
Class B – Without Contingent Deferred Sales Charge
Total Return (as of 3/31/2005)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	10.23%	4.98%	14.69%	8.86%	2.17%	4.64%	5.21%	4.90%	6.32%	0.89%	-0.91%
Three Year Cumulative	16.97%	2.47%	27.47%	20.52%	-6.20%	-5.59%	4.02%	11.52%	30.53%	15.22%	17.90%
Three Year Annualized	5.36%	0.82%	8.43%	6.42%	-2.11%	-1.90%	1.32%	3.70%	9.29%	4.84%	5.64%
Five Year Cumulative	5.20%	-25.75%	11.05%	30.51%	-26.94%	-26.80%	-20.18%	3.81%	34.41%	32.02%	39.64%
Five Year Annualized	1.02%	-5.78%	2.12%	5.47%	-6.08%	-6.05%	-4.41%	0.75%	6.09%	5.71%	6.91%
Since Inception(1)	90.36%	99.07%	25.60%	55.81%	57.37%	24.48%	58.21%	82.92%	49.25%	53.67%	63.95%
Annualized	11.91%	8.99%	2.89%	8.06%	5.83%	2.78%	5.90%	7.84%	5.13%	5.52%	6.37%

Class B – With Contingent Deferred Sales Charge(4)

Total Return (as of 3/31/2005)	Small Cap Growth Stock Fund(2)(5)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)(5)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	5.23%	-0.02%	9.69%	3.86%	-2.83%	-0.36%	0.21%	-0.10%	1.32%	-3.96%	-5.69%
Three Year Cumulative	13.97%	-0.53%	24.47%	17.52%	-9.01%	-8.42%	1.02%	8.52%	27.53%	12.22%	14.90%
Three Year Annualized	4.46%	-0.18%	7.57%	5.53%	-3.10%	-2.89%	0.34%	2.76%	8.44%	3.92%	4.74%
Five Year Cumulative	3.52%	-26.87%	9.05%	28.51%	-28.29%	-28.24%	-21.69%	2.07%	32.61%	30.02%	37.64%
Five Year Annualized	0.69%	-6.07%	1.75%	5.15%	-6.43%	-6.42%	-4.77%	0.41%	5.81%	5.39%	6.60%
Since Inception(1)	89.36%	99.07%	25.60%	54.81%	57.37%	24.48%	58.21%	82.92%	49.25%	53.67%	63.95%
Annualized	11.81%	8.99%	2.89%	7.94%	5.83%	2.78%	5.90%	7.84%	5.13%	5.52%	6.37%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

(1)  Unless specifically noted, inception date is 3/31/1997.

(2)  Inception date is 7/12/1999.

(3)  Class A performance reflects the maximum sales charge of 4.75%.

(4)  Unless specifically noted, Class B performance reflects a contingent deferred sales charge of 5% for One Year, 3% for Three Year,      2% for Five Year and 0% for Since Inception.

(5)  Class B performance reflects a contingent deferred sales charge of 5% for One Year, 3% for Three Year, 2% for Five Year and 1%      for Since Inception.

March 31, 2005

For the Periods Ended March 31, 2005

Synthetic Class C – Without Contingent Deferred Sales Charge(3)(5)

Total Return (as of 3/31/2005)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	10.23%	4.89%	N/A	N/A	2.17%	N/A	N/A	4.91%	6.46%	N/A	-1.02%
Three Year Cumulative	16.97%	2.47%	N/A	N/A	-6.20%	N/A	N/A	11.53%	30.50%	N/A	17.75%
Three Year Annualized	5.36%	0.82%	N/A	N/A	-2.11%	N/A	N/A	3.70%	9.28%	N/A	5.60%
Five Year Cumulative	5.20%	-25.75%	N/A	N/A	-26.94%	N/A	N/A	3.82%	34.38%	N/A	39.46%
Five Year Annualized	1.02%	-5.78%	N/A	N/A	-6.08%	N/A	N/A	0.75%	6.09%	N/A	6.88%
Since Inception(1)	90.36%	99.07%	N/A	N/A	57.37%	N/A	N/A	82.94%	49.21%	N/A	63.74%
Annualized	11.91%	8.99%	N/A	N/A	5.83%	N/A	N/A	7.84%	5.13%	N/A	6.36%
Synthetic Class C – With Contingent Deferred Sales Charge(3)(4)(5)
Total Return (as of 3/31/2005)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	9.23%	3.89%	N/A	N/A	1.17%	N/A	N/A	3.91%	5.46%	N/A	-1.97%
Three Year Cumulative	16.97%	2.47%	N/A	N/A	-6.20%	N/A	N/A	11.53%	30.50%	N/A	17.75%
Three Year Annualized	5.36%	0.82%	N/A	N/A	-2.11%	N/A	N/A	3.70%	9.28%	N/A	5.60%
Five Year Cumulative	5.20%	-25.75%	N/A	N/A	-26.94%	N/A	N/A	3.82%	34.38%	N/A	39.46%
Five Year Annualized	1.02%	-5.78%	N/A	N/A	-6.08%	N/A	N/A	0.75%	6.09%	N/A	6.88%
Since Inception(1)	90.36%	99.07%	N/A	N/A	57.37%	N/A	N/A	82.94%	49.21%	N/A	63.74%
Annualized	11.91%	8.99%	N/A	N/A	5.83%	N/A	N/A	7.84%	5.13%	N/A	6.36%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

(1)  Unless specifically noted, inception date is 3/31/1997.

(2)  Inception date is 7/12/1999.

(3)  Funds without returns do not currently offer a Class C share.

(4)  Class C performance reflects a contingent deferred sales charge of 1% for the first 18 months.

(5)  Class C shares were first offered by Prospectus on 11/17/2003. The synthetic performance of Class C shares is based on restated historical performance of each Fund’s Class B shares, adjusted to reflect the contingent deferred sales charge and does not reflect actual performance.

Small Cap Growth Stock Fund

Objective:  To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

Portfolio:  Primarily common stocks of small capitalization companies.

Strategy:  To locate and invest in companies with above-average potential for growth.

Net Assets:  $41.7 million

The Small Cap Growth Stock Fund seeks long-term growth of capital. The Fund seeks to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential. The Fund’s portfolio consists primarily of equity securities of small capitalization companies. The Fund’s strategy is to identify and invest in companies with above average potential for growth. The investment process involves detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables.

For the fiscal year ended March 31, 2005, the Small Cap Growth Fund returned 10.99% (Class A shares before sales charges), lagging the S&P 600 SmallCap Index return of 13.08%, but outperforming the Russell 2000 Index return of 5.49%. These indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges. The S&P 600 SmallCap Index is a broad based index, and the Fund typically has a higher weighting in growth industry sectors when compared to the S&P 600 SmallCap Index. The shortfall in the Fund’s performance versus the S&P 600 SmallCap Index in the last fiscal year largely reflected the Fund’s higher weighting in the Technology sector, which significantly underperformed the market during this period. Individual security selection in Materials and Industrials also hurt performance. The Fund’s outperformance versus the Russell 2000 Index can be attributed to the Fund’s emphasis on higher quality stocks and to the Index’s substantial holdings in the Financials sector, which performed poorly during this period. The Fund also substantially outperformed its peer group, Small Cap Growth Funds, which had a modest 0.12% return for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve-month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005, the S&P 500® Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 SmallCap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve-month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were down -0.40%.

The Fund’s sector weightings had a significant impact on the Fund’s performance during the twelve months ended March 31, 2005, compared to the S&P 600 SmallCap Index. Technology was the only negative performing sector in the index during this period; consequently, the Fund’s overweight position in the sector was its main detractor from performance. An underweight position in Industrials, which performed very well during this fiscal year, also contributed to lower performance. Adding to performance were the Fund’s slight overweight position in the Energy sector, which was the biggest gainer for the period, as rising oil prices carried energy stocks higher. An underweight position in Financials helped the Fund’s performance, as that sector underperformed most other sectors.

Stock selection was the main contributor to the Fund’s performance during this twelve month period, with Health Care stocks being the stand-out winners. Individual securities in the Financials and Consumer Discretionary sectors also added to performance. Psychiatric Solutions, Inc. (behavioral health programs at freestanding inpatient facilities) was the Fund’s best performing stock. Ventana

March 31, 2005

Medical Systems, Inc. (manufacturer of instruments that automate diagnostic procedures) was another Health Care holding adding exceptional performance during this period. Technology holding Cognizant Technology Solutions Corporation (IT design and development), also posted a triple-digit return during this period. Energy company Grant Prideco, Inc., which manufactures oil and gas exploration equipment, and trucking company Knight Transportation, Inc. also added above average returns.

Stocks that detracted from the Fund’s performance for the fiscal year included several Technology stocks. Silicon Laboratories Inc. (designer of mixed-signal integrated circuits), 02Micro International Limited (designer of high-performance integrated circuits), and Plexus Corp. (provider of product realization services to equipment manufacturers) each had poor returns for the periods. Other stocks that held back the Fund’s performance were MKS Instruments, Inc. and Digital Theater Systems Inc.

Currently, our major weights include Technology, Health Care and Consumer Discretionary, while we are underweighted on Industrials, Financials and Utilities. Because of our growth bias, we are not likely to have heavy weights in these slow growth sectors. Our largest positions in the portfolio are companies such as Euronet Worldwide, Inc., a transaction processor and WMS Industries, Inc., a gaming and video lottery equipment company.

While sector positioning can be an important driver of overall Fund performance, we continue to remain focused on individual stock selection, looking for companies with above average growth potential. The past fiscal year was a positive equity market favoring small-cap stocks, although the first quarter of 2005 was a tough period for the stock market overall. Earnings on small-cap stocks were higher than those on mid and large-cap stocks for this twelve-month period, and we believe small cap valuations are still relatively attractive. We will continue to focus our efforts on finding those companies that we believe offer strong earnings growth over the long term.

Sector Allocation 3/31/05

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/05

Company	% Net Assets
Euronet Worldwide, Inc.	2.27%
WMS Industries, Inc.	2.13%
Minerals Technologies, Inc.	2.03%
Forward Air Corp.	1.89%
School Specialty, Inc.	1.89%
Verint Systems, Inc.	1.85%
United Natural Foods, Inc.	1.83%
Pinnacle Entertainment, Inc.	1.81%
National Oilwell Varco, Inc.	1.81%
C.H. Robinson Worldwide, Inc.	1.79%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 7/12/99 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2005, would have resulted in a final value of $11,615. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

March 31, 2005

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Small Cap Growth Stock Fund (Class A – without initial sales charge)	10.99%	1.69%	12.62%
Small Cap Growth Stock Fund (Class A – with initial sales charge)	5.70%	.70%	11.66%
S&P SmallCap 600 Index	13.08%	9.88%	10.74%
Russell 2000 Index	5.49%	4.08%	6.68%
Small Cap Growth Funds Lipper Average	.12%	-3.34%	—

*Fund Inception date is 7/12/99. Returns are annualized.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $75.82 billion; the median market capitalization was approximately $910 million. Market capitalization of companies in the Index ranged from $389 billion to $27 million. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $1 billion; the median market capitalization was approximately $523 million. The index had a total market capitalization range of approximately $6.5 billion to $27 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average, price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments is such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Stock Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,126.40	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.67	$7.01

Small Cap Growth Stock Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,122.30	$10.79
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.24

Small Cap Growth Stock Fund Class C

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,122.30	$10.79
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.24

*	Expenses are equal to the annualized expense ratio of 1.40% for Class A shares, 2.05% for Class B shares, and 2.05% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2005

Small Cap Growth Stock Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Common Stocks (96.2%)
Consumer Discretionary (16.1%)
Aaron Rents, Inc.	26,522	530,440
*Beacon Roofing Supply, Inc.	100	2,189
*Digital Theater Systems, Inc.	21,600	391,176
*Getty Images, Inc.	2,640	187,730
*Greenfield Online, Inc.	10,700	210,255
*Guitar Center, Inc.	10,300	564,749
*Hibbett Sporting Goods, Inc.	14,100	423,564
Lithia Motors, Inc.	11,500	294,515
*McCormick & Schmick’s Seafood Restaurants, Inc.	21,463	358,861
*O’Reilly Automotive, Inc.	8,600	425,958
Orient-Express Hotel, Ltd. - Class A	25,963	677,634
*Pinnacle Entertainment, Inc.	45,300	756,510
Polaris Industries, Inc.	8,360	587,123
Station Casinos, Inc.	5,890	397,870
*WMS Industries, Inc.	31,600	889,856
Total		6,698,430

Consumer Staples (3.4%)
*Peet’s Coffee & Tea, Inc.	26,700	658,155
*United Natural Foods, Inc.	26,600	761,558
Total		1,419,713

Energy (5.6%)
*FMC Technologies, Inc.	17,100	567,378
*Grant Prideco, Inc.	28,420	686,627
*Grey Wolf, Inc.	51,200	336,896
*National Oilwell Varco, Inc.	16,170	755,139
Total		2,346,040

Financials (8.2%)
BankAtlantic Bancorp, Inc. - Class A	12,300	214,020
Boston Private Financial Holdings, Inc.	13,700	325,375
*Community Bancorp	6,900	173,811
First Republic Bank	11,150	360,926
Greenhill & Co., Inc.	10,200	365,160
Investors Financial Services Corp.	9,150	447,527
*optionsXpress Holdings, Inc.	19,014	307,837
Placer Sierra Bancshares	9,400	215,918
*Portfolio Recovery Associates, Inc.	13,600	462,808
*Silicon Valley Bancshares	12,100	533,125
Total		3,406,507

Health Care (16.3%)
*The Advisory Board Co.	10,600	463,220
*Horizon Health Corp.	4,700	199,750

	Shares/Par	$ Value
Health Care (continued)
*Impax Laboratories, Inc.	29,700	475,200
*Kyphon, Inc.	9,300	234,081
LCA-Vision, Inc.	9,550	318,015
*Nabi Biopharmaceuticals	12,700	158,496
*Pediatrix Medical Group, Inc.	6,560	449,950
*Providence Service Corp.	29,514	686,342
*Psychiatric Solutions, Inc.	13,800	634,800
*Radiation Therapy Services, Inc.	23,400	444,132
*Renal Care Group, Inc.	16,900	641,186
*ResMed, Inc.	8,770	494,628
*Salix Pharmaceuticals, Ltd.	18,050	297,645
*Syneron Medical, Ltd.	13,000	414,180
*Ventana Medical Systems, Inc.	19,000	711,740
*Wright Medical Group, Inc.	6,900	165,600
Total		6,788,965

Industrials (16.2%)
*Arbinet Holdings, Inc.	1,300	24,765
Brady Corp. - Class A	14,100	456,135
C.H. Robinson Worldwide, Inc.	14,470	745,639
The Corporate Executive Board Co.	10,000	639,500
*Corrections Corp. of America	11,810	455,866
*DiamondCluster International, Inc.	37,500	603,750
Forward Air Corp.	18,500	787,730
*Hudson Highland Group, Inc.	17,900	305,911
*Intersections, Inc.	13,600	197,880
Knight Transportation, Inc.	18,460	455,408
*Marlin Business Services, Inc.	20,680	421,458
MSC Industrial Direct Co., Inc. - Class A	17,750	542,440
*School Specialty, Inc.	20,100	787,116
Strayer Education, Inc.	2,880	326,362
Total		6,749,960

Information Technology (22.3%)
*Cogent, Inc.	10,200	256,836
*Cognizant Technology Solutions Corp. - Class A	13,100	605,220
*Cree, Inc.	8,040	174,870
*Digital River, Inc.	19,500	607,620
*Entegris, Inc.	58,990	583,411
*Essex Corp.	19,000	310,270
*Euronet Worldwide, Inc.	33,100	945,004
*Genesis Microchip, Inc.	38,000	549,100
*iPayment Holdings, Inc.	12,400	523,280
*Kanbay International, Inc.	20,500	419,430
*MKS Instruments, Inc.	31,800	504,984
*O2Micro International, Ltd.	48,400	498,036

	Shares/Par	$ Value
Information Technology (continued)
*Plexus Corp.	16,300	187,613
*ScanSource, Inc.	7,800	404,274
*Silicon Laboratories, Inc.	10,200	303,042
*Tekelec	26,000	414,440
*Tessera Technologies, Inc.	14,000	605,220
*THQ, Inc.	14,900	419,286
*Verint Systems, Inc.	22,040	770,078
*Westell Technologies, Inc. - Class A	36,400	200,564
Total		9,282,578

Materials (5.7%)
Airgas, Inc.	29,450	703,561
Minerals Technologies, Inc.	12,840	844,615
Silgan Holdings, Inc.	9,060	588,719
Steel Technologies, Inc.	10,400	249,496
Total		2,386,391

Telecommunication Services (2.4%)
*Alamosa Holdings, Inc.	49,400	576,498
*JAMDAT Mobile, Inc.	24,300	418,932
Total		995,430
Total Common Stocks (Cost $35,522,491)		40,074,014

Money Market Investments (3.3%)
Federal Government & Agencies (1.2%)
Federal Home Loan Mortgage Corp., 2.90%, 6/30/05	500,000	496,435

Short Term Business Credit (2.1%)
UBS Finance Delaware, LLC, 2.83%, 4/1/05	900,000	900,000
Total Money Market Investments (Cost $1,396,375)		1,396,435
Total Investments (99.5%) (Cost $36,918,866)(a)		41,470,449
Other Assets, Less Liabilities (0.5%)		221,708
Total Net Assets (100.0%)		41,692,157

*	Non-Income Producing

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $37,077,596 and the net unrealized appreciation of investments based on that cost was $4,392,853 which is comprised of $5,563,757 aggregate gross unrealized appreciation and $1,170,904 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Aggressive Growth Stock Fund

Objective:  To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

Portfolio:  Primarily common stocks of medium and small sized companies.

Strategy:  To identify and invest in companies with above-average potential for growth.

Net Assets:  $173.6 million

The Aggressive Growth Stock Fund seeks long-term growth of capital. The Fund seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. The Fund’s portfolio will consist primarily of common stocks of medium and small sized companies. The Fund’s strategy is to identify and invest in companies with above-average potential for growth. The investment process involves detailed studies of individual companies. In evaluating companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables.

For the fiscal year ended March 31, 2005, the Aggressive Growth Stock Fund returned 5.63% (Class A shares before sales charges), lagging the S&P MidCap 400 Index return of 10.43%. This index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges. The S&P MidCap 400 Index is a broad based index, and the Fund typically has a higher weighting in growth industry sectors when compared to this index. The shortfall in the Fund’s performance versus the S&P MidCap 400 Index in the last fiscal year largely reflected the Fund’s higher weighting in the Technology sector, which was the one negative performing sector during this twelve month period. In addition, concern over the more speculative shares that populate the Aggressive Growth Stock Fund portfolio was a factor during much of this period, with the notable exception of the fourth quarter of 2004. However, the Fund outperformed its peer group, Mid-Cap Growth Funds, which had a return of 4.35% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005, the S&P 500® Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 SmallCap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were only down -0.40%.

The Fund’s underperformance relative to its benchmark during this period resulted primarily from sector allocation decisions, and in particular an overweight position in Technology, which performed poorly on concerns over lower growth rates. Underweight positions in the Materials and Energy sectors also hurt performance. The Materials sector produced nice gains during the fiscal year as a result of high demand, particularly from China, and the Energy sector performed well as oil prices rose throughout the period. Positive sector weightings for the Fund included overweight positions in Industrials and Health Care. Each of these sectors posted double-digit returns during the fiscal year.

Individual security selection, particularly in Technology, Consumer Staples and Financials, had a positive impact on the Fund’s performance. Despite the negative effect of an overweight position in Technology, a number of stocks in the sector turned in very good performance, including one of the Fund’s top ten holdings, InfoSys Technologies Limited, ADR (IT services company). Other Technology stocks that provided substantial gains were VeriSign, Inc. (digital trust services for websites), Adobe Systems Incorporated (graphic design, publishing and imaging software), and Kronos Incorporated (HR, payroll and scheduling solutions to businesses). Several stocks in the Consumer Discretionary sector also added to the Fund’s performance, including Pixar (a digital animation studio) and Michael’s Stores (a home décor retailer). Newfield Exploration Company (oil and natural gas exploration) also posted good returns.

Individual securities that held back performance included several Consumer Discretionary stocks. The biggest detractors were radio holding Westwood One, Inc. and Gentex Corporation. In the Financial sector, discount brokerage Ameritrade Holding Corporation underperformed, as did Health Care stock Neurocrine Biosciences, Inc.

The Fund continues to have a significant weight in Technology, Health Care and Industrial and Consumer Discretionary names. Based upon our major holdings, we are somewhat more defensively structured with Health Care names at the top of the portfolio. Our largest Technology weights are in software and services, but we continue to hold a reasonable exposure to the semiconductor industry. Within the Industrial sector, our weights include mostly business service companies, such as Corporate Executive Board and Expeditors International, a logistics management company.

While sector positioning can be an important driver of overall Fund performance, we continue to remain focused on individual stock selection, looking for companies with above average growth potential. The first quarter of 2005 was a tough period for mid-cap stocks, and we expect volatility to remain an issue. We therefore are focusing on those companies that we believe will offer strong earnings growth over the long term.

Sector Allocation 3/31/05

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/05

Company	% Net Assets
Graco, Inc.	2.35%
DaVita, Inc.	1.92%
Patterson Companies, Inc.	1.81%
The Corporate Executive Board Co.	1.78%
Infosys Technologies Ltd., ADR	1.77%
Kinetic Concepts, Inc.	1.75%
Covance, Inc.	1.69%
Nabors Industries, Ltd.	1.67%
CapitalSource, Inc.	1.61%
Expeditors International of Washington, Inc.	1.58%

Sector Allocation and Top 10 Equity Holdings are subject to change.

March 31, 2005

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2005, would have resulted in a final value of $10,789. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Aggressive Growth Stock Fund (Class A – without initial sales charge)	5.63%	-5.16%	9.71%
Aggressive Growth Stock Fund (Class A – with initial sales charge)	.60%	-6.08%	9.04%
S&P MidCap 400 Index	10.43%	6.87%	14.14%
MidCap Growth Funds Lipper Average	4.35%	-5.37%	—

Fund inception date is 3/31/97.

*Returns are annualized.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund’s performance is the S&P MidCap 400 Index. The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis MidCap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio; and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

From time to time, the return for the Aggressive Growth Stock Fund has included periods of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurances that this accelerated growth will continue in the future.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments is such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks. Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

March 31, 2005

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Aggressive Growth Stock Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,062.20	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.17	$6.52

Aggressive Growth Stock Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,058.40	$9.96
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

Aggressive Growth Stock Fund Class C

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,058.40	$9.96
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

*	Expenses are equal to the annualized expense ratio of 1.30% for Class A shares, 1.95% for Class B shares, and 1.95% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Aggressive Growth Stock Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Common Stocks (92.8%)
Consumer Discretionary (12.2%)
Choice Hotels International, Inc.	23,400	1,449,630
*Dick’s Sporting Goods, Inc.	33,600	1,234,128
Garmin, Ltd.	34,400	1,593,408
Gentex Corp.	66,260	2,113,694
*Getty Images, Inc.	32,760	2,329,564
*Lamar Advertising Co. - Class A	52,800	2,127,312
Michaels Stores, Inc.	54,920	1,993,596
*O’Reilly Automotive, Inc.	54,790	2,713,748
PETsMART, Inc.	44,800	1,288,000
*Pixar	9,100	887,705
*Scientific Games Corp.	66,900	1,528,665
*Univision Communications, Inc. - Class A	32,665	904,494
*Westwood One, Inc.	49,600	1,009,360
Total		21,173,304

Consumer Staples (1.4%)
*Smithfield Foods, Inc.	35,000	1,104,250
Whole Foods Market, Inc.	12,800	1,307,264
Total		2,411,514

Energy (5.6%)
BJ Services Co.	43,850	2,274,938
*Cooper Cameron Corp.	14,700	840,987
*Nabors Industries, Ltd.	48,950	2,894,903
*Newfield Exploration Company	23,400	1,737,684
Smith International, Inc.	32,800	2,057,544
Total		9,806,056

Financials (8.5%)
*Ameritrade Holding Corporation	126,300	1,289,523
Assured Guaranty, Ltd.	111,600	2,003,220
*CapitalSource, Inc.	121,500	2,794,500
CIT Group, Inc.	32,100	1,219,800
Investors Financial Services Corp.	47,380	2,317,356
Legg Mason, Inc.	30,305	2,368,033
St. Joe Co.	17,800	1,197,940
Ventas, Inc.	62,600	1,562,496
Total		14,752,868

Health Care (20.3%)
*Affymetrix, Inc.	32,600	1,396,584
*Angiotech Pharmaceuticals, Inc.	102,067	1,566,728
*Barr Pharmaceuticals, Inc.	28,900	1,411,187
*Caremark Rx, Inc.	55,397	2,203,693

	Shares/Par	$ Value
Health Care (continued)
*Charles River Laboratories International, Inc.	37,600	1,768,704
*Covance, Inc.	61,700	2,937,537
*Cytyc Corp.	83,400	1,919,034
*DaVita, Inc.	79,800	3,339,630
*Gen-Probe, Inc.	19,600	873,376
Health Management Associates, Inc. - Class A	103,480	2,709,106
*Kinetic Concepts, Inc.	50,900	3,036,185
*Lincare Holdings, Inc.	60,700	2,684,761
Medicis Pharmaceutical Corp.	36,100	1,082,278
*Neurocrine Biosciences, Inc.	22,600	860,156
*Patterson Companies, Inc.	62,804	3,137,060
*Sepracor, Inc.	13,700	786,517
*St. Jude Medical, Inc.	45,020	1,620,720
*Varian Medical Systems, Inc.	35,300	1,210,084
*VCA Antech, Inc.	33,100	669,613
Total		35,212,953

Industrials (13.7%)
*Apollo Group, Inc. - Class A	14,950	1,107,197
ARAMARK Corp. - Class B	82,800	2,175,984
The Corporate Executive Board Co.	48,250	3,085,588
Deere & Co.	21,240	1,425,841
Expeditors International of Washington, Inc.	51,300	2,747,115
Fastenal Co.	43,340	2,397,135
Graco, Inc.	101,240	4,086,047
J.B. Hunt Transport Services, Inc.	46,000	2,013,420
L-3 Communications Holdings, Inc.	18,270	1,297,535
Pentair, Inc.	29,800	1,162,200
Robert Half International, Inc.	83,800	2,259,248
Total		23,757,310

Information Technology (27.5%)
*Activision, Inc.	128,533	1,902,288
Adobe Systems Incorporated	26,850	1,803,515
*Alliance Data Systems Corp.	21,200	856,480
*Amdocs, Ltd.	96,380	2,737,192
Amphenol Corp. - Class A	56,800	2,103,872
*Avaya, Inc.	123,700	1,444,816
CDW Corp.	21,220	1,202,750
*CheckFree Corp.	22,200	904,872
*Cogent, Inc.	53,700	1,352,166
*Cognos, Inc.	63,510	2,663,609

March 31, 2005

	Shares/Par	$ Value
Information Technology (continued)
*Dolby Laboratories, Inc. - Class A	7,400	173,900
*DST Systems, Inc.	24,800	1,145,264
*FLIR Systems, Inc.	46,200	1,399,860
Harris Corp.	73,200	2,389,980
Infosys Technologies Limited, ADR	41,630	3,069,379
*Integrated Circuit Systems, Inc.	91,080	1,741,450
*Jabil Circuit, Inc.	76,580	2,184,062
*KLA-Tencor Corp.	32,350	1,488,424
*Kronos Incorporated	43,100	2,202,841
*Lam Research Corp.	58,000	1,673,880
Microchip Technology, Inc.	82,197	2,137,944
*NAVTEQ Corp.	17,800	771,630
Paychex, Inc.	77,812	2,553,790
Seagate Technology	94,500	1,847,475
*Semtech Corp.	114,830	2,052,012
*VeriSign, Inc.	83,530	2,397,311
*Zebra Technologies Corp. - Class A	36,537	1,735,142
Total		47,935,904

Materials (3.6%)
CONSOL Energy, Inc.	35,900	1,688,018
The Lubrizol Corp.	30,500	1,239,520
Praxair, Inc.	42,520	2,035,007
Steel Dynamics, Inc.	35,600	1,226,420
Total		6,188,965
Total Common Stocks (Cost $137,518,913)		161,238,874

Money Market Investments (6.2%)
Autos (1.8%)
(b) New Center Asset Trust, 2.80%, 4/7/05	3,000,000	2,998,600

	Shares/Par	$ Value
Federal Government & Agencies (1.1%)
(b) Federal Home Loan Mortgage Corp., 2.90%, 6/30/05	2,000,000	1,985,740

Finance Lessors (1.6%)
Thunder Bay Funding, Inc., 2.80%, 4/1/05	2,700,000	2,700,000

Short Term Business Credit (1.7%)
(b) Sheffield Receivables, 2.80%, 4/19/05	3,000,000	2,995,800
Total Money Market Investments (Cost $10,679,900)		10,680,140
Total Investments (99.0%) (Cost $148,198,813)(a)		171,919,014
Other Assets, Less Liabilities (1.0%)		1,649,823
Total Net Assets (100.0%)		173,568,837

*	Non-Income Producing

ADR - American Depository Receipt

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $148,360,785 and the net unrealized appreciation of investments based on that cost was $23,558,229 which is comprised of $28,162,556 aggregate gross unrealized appreciation and $4,604,327 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
MidCap 400 Index Futures (Total notional value at 3/31/05, $7,959,211)	24	6/05	$(20,011)

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Fund

Objective:  To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

Portfolio:  Primarily common stocks of companies in foreign countries.

Strategy:  To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

Net Assets:  $208.4 million

The International Equity Fund seeks long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Fund’s strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Fund’s manager will focus on the market price of a company’s securities in relation to the company’s long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

For the fiscal year ended March 31, 2005, the International Equity Fund returned 15.58% (Class A Shares before sales charges), slightly outperforming the MSCI EAFE Index return of 15.49%. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. The average return for the Fund’s peer group, International Funds, was 12.37% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis. The Fund’s outperformance versus its peer group can be attributed largely to the Fund’s value orientation, which was in favor during this period, as well as to its underweight position in Japan, which was down on the year.

The Fund’s performance for this twelve month period can be attributed in large part to strong performance in the Energy and Utilities sectors, which benefited from rising oil prices and steady demand. Overweight positions in Industrials, Materials and Utilities also boosted performance as demand from China remained strong, despite expectations for slower growth there. The Fund was underweight in Financials and Consumer Staples, but security selection within those sectors added to return.

The Fund’s country weightings also added to performance, and in particular, exposure to several emerging markets, which are not part of the EAFE Index. Slightly more than 9% of the Fund’s assets are invested in South Korea, Latin American countries including Mexico and Brazil, and in Israel. Emerging markets have performed well for the past two years, and valuations there remain attractive. A large underweighting in Japan helped the Fund as that market continued to experience weak performance.

A number of individual securities boosted the Fund’s performance for this twelve month period. CVRD, which is based in Brazil and is the world’s largest producer of iron ore, posted a strong return. ING Groep NV, a Dutch financial services firm, performed well, as did BHP Billiton Ltd., an Australian materials company. Suez SA, a French utility, and E.ON AG, a German utility, both contributed strong performance, and two South Korean companies, Samsung Electronics and Kookmin Bank, added to the Fund’s performance.

Asset Allocation 3/31/05

Asset Allocation based on net assets.

Top 10 Equity Holdings 3/31/05

Company	% Net Assets
Samsung Electronics Co., Ltd.	2.30%
BAE Systems PLC	1.70%
Suez SA	1.70%
Deutsche Post AG	1.50%
BASF AG	1.50%
Sanofi-Aventis	1.40%
British Sky Broadcasting Group PLC	1.40%
Telefonica SA	1.40%
Repsol YPF SA	1.30%
ING Groep NV	1.30%

Asset Allocation and Top 10 Equity Holdings are subject to change.

March 31, 2005

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
International Equity Fund (Class A – without initial sales charge)	15.58%	2.81%	3.57%
International Equity Fund (Class A – with initial sales charge)	10.10%	1.82%	2.94%
MSCI EAFE Index	15.49%	-.81%	5.40%
International Multi-Cap Core Lipper Average	12.37%	-.65%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of March 31, 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis International Multi-Cap Core Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Equity Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,155.80	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.05

International Equity Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,151.70	$11.15
Hypothetical (5% return before expenses)	$1,000.00	$1,014.27	$10.44

*	Expenses are equal to the annualized expense ratio of 1.41% for Class A shares, 2.09% for Class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2005

International Equity Fund

Schedule of Investments 3/31/05

	Country	Shares/Par	$ Value
Foreign Common Stocks (94.7%)
Consumer Discretionary (11.4%)
Accor SA	France	35,700	1,751,970
British Sky Broadcasting Group PLC	United Kingdom	258,750	2,838,262
Compass Group PLC	United Kingdom	314,150	1,433,587
Fuji Photo Film Co., Ltd.	Japan	33,900	1,242,408
GKN PLC	United Kingdom	442,090	2,119,760
Koninklijke (Royal) Philips Electronics NV	Netherlands	95,717	2,643,470
Michelin SA - Class B	France	33,410	2,201,460
Pearson PLC	United Kingdom	164,440	2,004,182
Reed Elsevier NV	Netherlands	137,730	2,081,779
Sony Corp.	Japan	50,400	2,012,042
Valeo SA	France	22,560	1,006,852
Volkswagen AG	Germany	44,480	2,122,726
Wolters Kluwer NV	Netherlands	21,540	394,442
Total			23,852,940

Consumer Staples (3.7%)
Boots Group PLC	United Kingdom	129,500	1,525,724
Cadbury Schweppes PLC	United Kingdom	232,230	2,327,951
Nestle SA	Switzerland	8,330	2,287,098
Unilever PLC	United Kingdom	164,590	1,626,578
Total			7,767,351

Energy (6.1%)
BP PLC	United Kingdom	222,790	2,309,097
ENI SPA	Italy	87,970	2,290,034
IHC Caland NV	Netherlands	24,160	1,538,578
Repsol YPF SA	Spain	106,100	2,815,772
Shell Transport & Trading Co. PLC	United Kingdom	303,290	2,722,210
Total SA	France	3,970	931,310
Total			12,607,001

Financials (19.8%)
ACE, Ltd.	Bermuda	49,460	2,041,214
Australia & New Zealand Banking Group, Ltd.	Australia	19,230	306,730
Axa SA	France	99,719	2,663,276

	Country	Shares/Par	$ Value
Financials (continued)
*Banca Nazionale Del Lavoro SPA	Italy	335,109	1,080,101
Banco Santander Central Hispano SA	Spain	193,870	2,365,934
Cheung Kong Holdings, Ltd.	Hong Kong	223,000	1,972,857
DBS Group Holdings, Ltd.	Singapore	256,000	2,312,739
HSBC Holdings PLC	United Kingdom	115,600	1,837,897
ING Groep NV	Netherlands	92,130	2,789,865
Kookmin Bank	South Korea	47,000	2,098,917
Lloyds TSB Group PLC	United Kingdom	242,970	2,194,575
National Australia Bank, Ltd.	Australia	109,910	2,410,342
Nomura Holdings, Inc.	Japan	72,200	1,012,528
Nordea Bank AB	Sweden	179,410	1,821,305
Nordea Bank AB	Sweden	195,030	1,979,606
Riunione Adriatica di Sicurta SPA	Italy	96,015	2,264,864
Royal Bank of Scotland Group PLC	United Kingdom	64,040	2,037,808
Sompo Japan Insurance, Inc.	Japan	236,000	2,468,998
Standard Chartered PLC	United Kingdom	79,550	1,431,024
Swiss Re	Switzerland	36,590	2,629,359
XL Capital, Ltd. - Class A	Bermuda	20,300	1,469,111
Total			41,189,050

Health Care (5.1%)
*CK Life Sciences International Holdings, Inc.	Hong Kong	2,560	345
GlaxoSmithKline PLC	United Kingdom	77,740	1,781,867
Ono Pharmaceutical Co., Ltd.	Japan	19,700	1,029,572
SANOFI-AVENTIS	France	34,683	2,932,178
Shire Pharmaceuticals Group PLC	United Kingdom	238,840	2,728,181
Takeda Pharmaceutical Co., Ltd.	Japan	43,300	2,068,652
Total			10,540,795

	Country	Shares/Par	$ Value
Industrials (16.8%)
Adecco SA	Switzerland	26,660	1,469,554
Atlas Copco AB	Sweden	47,330	2,274,705
BAE Systems PLC	United Kingdom	732,000	3,589,372
*British Airways PLC	United Kingdom	267,250	1,333,188
Deutsche Post AG	Germany	128,710	3,149,845
East Japan Railway Co.	Japan	233	1,254,749
Empresa Brasileira de Aeronautica SA, ADR	Brazil	31,570	988,141
Hutchison Whampoa, Ltd.	Hong Kong	233,000	1,979,171
KCI Konecranes International OYJ	Finland	35,290	1,461,248
Rentokil Initial PLC	United Kingdom	570,460	1,746,265
*Rolls-Royce Group PLC	United Kingdom	408,530	1,883,578
*Rolls-Royce Group PLC	United Kingdom	20,426,500	39,563
Securitas AB - Class B	Sweden	135,450	2,173,139
Smiths Group PLC	United Kingdom	102,720	1,652,759
Societe Bic SA	France	18,578	1,056,822
Swire Pacific, Ltd. - Class A	Hong Kong	166,000	1,314,276
Swire Pacific, Ltd. - Class B	Hong Kong	598,500	890,151
Toto, Ltd.	Japan	180,000	1,548,242
*Vestas Wind Systems A/S	Denmark	178,413	2,583,350
Volvo AB - Class B	Sweden	57,810	2,564,974
Total			34,953,092

Information Technology (6.2%)
*Celestica, Inc.	Canada	87,600	1,177,316
*Check Point Software Technologies, Ltd.	Israel	81,590	1,773,767
Hitachi, Ltd.	Japan	256,000	1,594,016
Nintendo Co., Ltd.	Japan	13,800	1,509,536

	Country	Shares/Par	$ Value
Information Technology (continued)
Samsung Electronics Co., Ltd.	South Korea	9,830	4,859,341
Toshiba Corp.	Japan	493,000	2,064,921
Total			12,978,897

Materials (10.2%)
Akzo Nobel NV	Netherlands	51,780	2,370,161
Alumina, Ltd.	Australia	405,550	1,847,771
BASF AG	Germany	44,220	3,143,062
Bayer AG	Germany	56,770	1,879,205
BHP Billiton, Ltd.	Australia	174,510	2,412,311
*Cia Vale Do Rio Doce, ADR	Brazil	87,150	2,315,576
Domtar, Inc.	Canada	97,740	830,489
*Lanxess	Germany	5,677	117,312
Norske Skogindustrier ASA	Norway	123,180	2,467,735
Stora Enso OYJ - Class R	Finland	141,510	1,991,783
Upm-Kymmene OYJ	Finland	84,760	1,883,708
Total			21,259,113

Telecommunication Services (8.6%)
BCE, Inc.	Canada	91,050	2,276,532
KT Corp., ADR	South Korea	82,460	1,757,223
Nippon Telegraph & Telephone Corp.	Japan	414	1,815,314
Portugal Telecom SA	Portugal	135,250	1,589,030
SK Telecom Co., Ltd., ADR	South Korea	69,330	1,367,188
Telefonica SA, ADR	Spain	54,193	2,816,411
Telefonos de Mexico SA, ADR	Mexico	55,280	1,908,818
Telenor ASA	Norway	258,370	2,332,302
Vodafone Group PLC	United Kingdom	812,860	2,158,052
Total			18,020,870

Utilities (6.8%)
E.On AG	Germany	31,420	2,702,869
Endesa SA	Spain	44,630	1,006,359

March 31, 2005

	Country	Shares/Par	$ Value
Utilities (continued)
Hong Kong Electric Holdings, Ltd.	Hong Kong	332,248	1,473,941
Iberdrola SA	Spain	82,830	2,172,377
Korea Electric Power Corp.	South Korea	48,010	1,233,935
National Grid Transco PLC	United Kingdom	233,870	2,166,517
Suez SA	France	129,390	3,491,036
Total			14,247,034
Total Foreign Common Stocks (Cost $139,559,084)			197,416,143

Money Market Investments (4.0%)
Finance Lessors (2.6%)
Ranger Funding Co., LLC, 2.78%, 4/19/05		3,000,000	2,995,831
Thunder Bay Funding, Inc., 2.63%, 4/1/05		2,300,000	2,300,000
Total			5,295,831

Short Term Business Credit (1.4%)
Sheffield Receivables, 2.64%, 4/4/05		3,000,000	2,999,337
Total Money Market Investments (Cost $8,295,167)			8,295,168
Total Investments (98.7%) (Cost $147,854,251)(a)			205,711,311
Other Assets, Less Liabilities (1.3%)			2,668,564
Total Net Assets (100.0%)			208,379,875

*	Non-Income Producing

ADR - American Depository Receipt

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $148,453,638 and the net unrealized appreciation of investments based on that cost was $57,257,673 which is comprised of $58,697,793 aggregate gross unrealized appreciation and $1,440,120 aggregate gross unrealized depreciation.

Investment Percentage by Country:
United Kingdom	22.1%
Japan	9.5%
France	7.8%
Germany	6.4%
Netherlands	5.8%
South Korea	5.5%
Spain	5.4%
Sweden	5.3%
Other	32.2%
Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Fund

Objective:  To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

Portfolio:  Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

Strategy:  To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to weightings in the index.

Net Assets:  $197.9 million

The Index 400 Stock Fund seeks investment results that approximate the performance of the S&P MidCap 400 Index by investing in stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index is composed of 400 common stocks. The S&P 400 Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. The Fund’s strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Fund invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Fund is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Fund’s objective. Therefore, the Fund remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The Fund will, to the extent feasible, remain fully invested. Cash flows are invested promptly to attempt to minimize their impact on returns and the Fund may purchase Index futures contracts in amounts approximating the cash held in the Fund’s portfolio.

For the fiscal year ended March 31, 2005, the Index 400 Stock Fund returned 9.62% (Class A Shares before sales charges), slightly lagging the S&P MidCap 400 Index return of 10.43%. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. Fund performance slightly lagged the S&P 400 Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The difference between the returns for the Fund and the S&P MidCap 400 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P MidCap 400 Index is not an actual mutual fund, there are no expenses charged against its return. The average return for the Fund’s peer group, Mid-Cap Core Funds, was 8.68% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis. The underperformance of the Lipper peer group may in part be caused by the fact that this Lipper category contains many funds that, unlike the Fund, were actively managed.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve-month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005, the S&P 500® Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 SmallCap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve-month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were down -0.40%.

During the twelve months ended March 31, 2005, mid-cap stocks outperformed large-cap stocks as higher beta stocks performed well for much of the year, particularly during the fourth quarter of 2004. All but one sector of the S&P 400 MidCap Index had positive returns during this period. The strongest performing sectors were Energy (posting a return of 45.5%) and Materials (with a 29.9% return), which both benefited from strong demand for energy and resources. Utilities (posting a 16.4% return) also benefited from the demand for energy. Consumer Staples, which are a good defensive play, posted a return of 13.7%, and

March 31, 2005

Telecommunication Services gained 13.2%. The Industrials, Consumer Discretionary and Health Care sectors all posted double-digit returns, as well. Financials were positive (posting a return of 7.10%), but underperformed as higher interest rates held back returns. The only negative sector during this fiscal year was Technology (posting a -10.2% return), which sustained large losses on concerns over lower growth rates. Strong company contributors to the S&P 400 Index performance included National Oilwell Varco (up 158%), Cognizant Technology Solutions Corporation (up 105%), Murphy Oil Corp. (up 58%), Peabody Energy Corporation (up 104%), and Gilead Sciences Inc. (up 21%). Weak performers during the twelve months ended March 31, 2005 included Vishay Intertechnology, Inc. (down 42%), Krispy Kreme Doughnuts, Inc. (down 78%), Corinthian Colleges Inc. (down 53%) and Atmel Corp. (down 55%).

The Fund seeks to track the performance and weightings of stocks in the S&P 400 MidCap Index. However, the Index may change from time to time as companies merge, divest, and/or add to market capitalization. Standard & Poor’s also may adjust the Index to better reflect the companies it believes are most representative of the make-up of the economy. During the twelve months ended March 31, 2005, there were 32 companies added to the Index and 32 companies deleted from the Index. S&P 400 MidCap Index adjustments during the twelve months ended March 31, 2005 included additions of Texas Regional Bancshares, F5 Networks, Yellow Roadway, Martek Biosciences, Gen-Probe Inc. Deletions included Retek Inc., National OilWell, Varco International, Banknorth Group, and First Health Group.

Sector Allocation 3/31/05

Sector Allocation based on equities.

Top 10 Equity Holdings 3/31/05

Company	% Net Assets
Murphy Oil Corp.	0.74%
D.R. Horton, Inc.	0.74%
Legg Mason, Inc.	0.73%
Lennar Corp. - Class A	0.71%
Weatherford International, Ltd.	0.68%
Coventry Health Care, Inc.	0.62%
Patterson Companies, Inc.	0.59%
Smith International, Inc.	0.57%
Whole Foods Market, Inc.	0.55%
The Washington Post Co. - Class B	0.54%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 7/12/99 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Index 400 Stock Fund (Class A – without initial sales charge)	9.62%	6.15%	8.74%
Index 400 Stock Fund (Class A – with initial sales charges)	4.38%	5.12%	7.81%
S&P MidCap 400 Index	10.43%	6.87%	9.34%
Mid-Cap Core Funds Lipper Average	8.68%	4.92%	—

*Fund inception date is 7/12/99. Returns are annualized.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities.

The Lipper Equity Fund Performance Analysis Mid-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

March 31, 2005

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Index 400 Stock Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,112.90	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.15

Index 400 Stock Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,108.40	$7.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.25	$7.44

*	Expenses are equal to the annualized expense ratio of 0.83% for Class A shares, 1.48% for Class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Index 400 Stock Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value

Common Stocks (88.5%)
Consumer Discretionary (16.9%)
*99 Cents Only Stores	10,100	133,017
Abercrombie & Fitch Co. - Class A	14,900	852,876
*Advance Auto Parts, Inc.	12,500	630,625
*Aeropostale, Inc.	9,500	311,125
American Eagle Outfitters, Inc.	22,600	667,830
American Greetings Corp. - Class A	11,700	298,116
*AnnTaylor Stores Corp.	12,000	307,080
Applebee’s International, Inc.	13,800	380,328
ArvinMeritor, Inc.	11,875	183,706
Bandag, Inc.	2,600	122,148
*Barnes & Noble, Inc.	10,800	372,492
Belo Corp. - Class A	18,400	444,176
Blyth, Inc.	6,000	191,040
Bob Evans Farms, Inc.	6,000	140,700
Borders Group, Inc.	12,800	340,736
BorgWarner, Inc.	9,600	467,328
Boyd Gaming Corp.	11,300	589,295
*Brinker International, Inc.	14,750	534,245
*Caesars Entertainment, Inc.	53,400	1,056,786
Callaway Golf Co.	12,100	154,880
*CarMax, Inc.	17,700	557,550
Catalina Marketing Corp.	8,400	217,560
CBRL Group, Inc.	8,200	338,660
*The Cheesecake Factory, Inc.	13,300	471,485
*Chico’s FAS, Inc.	30,400	859,104
Claire’s Stores, Inc.	16,900	389,376
D.R. Horton, Inc.	50,200	1,467,847
*Dollar Tree Stores, Inc.	19,250	553,053
*Emmis Communications Corp. - Class A	8,700	167,214
*Entercom Communications Corp. -Class A	7,800	277,056
Foot Locker, Inc.	26,500	776,450
Furniture Brands International, Inc.	9,000	196,290
Gentex Corp.	13,200	421,080
GTECH Holdings Corp.	19,700	463,541
Harman International Industries, Inc.	10,800	955,368
Harte-Hanks, Inc.	12,250	337,610
*Hovnanian Enterprises, Inc. - Class A	8,200	418,200
International Speedway Corp. - Class A	7,500	406,875
*Krispy Kreme Doughnuts, Inc.	10,500	80,115
Lear Corp.	11,500	510,140
Lee Enterprises, Inc.	7,700	334,180
Lennar Corp. - Class A	24,800	1,405,664
Mandalay Resort Group	11,500	810,635
Media General, Inc. - Class A	4,000	247,400
Michaels Stores, Inc.	23,100	838,530

	Shares/Par	$ Value
Consumer Discretionary (continued)
Modine Manufacturing Co.	5,500	161,315
*Mohawk Industries, Inc.	10,100	851,430
The Neiman Marcus Group, Inc. - Class A	8,300	759,533
*O’Reilly Automotive, Inc.	8,900	440,817
Outback Steakhouse, Inc.	11,600	531,164
*Pacific Sunwear of California, Inc.	12,600	352,548
*Payless ShoeSource, Inc.	11,621	183,496
PETsMART, Inc.	24,800	713,000
Pier 1 Imports, Inc.	14,600	266,158
The Reader’s Digest Association, Inc. - Class A	17,000	294,270
Regis Corp.	7,600	311,068
*Rent-A-Center, Inc.	12,100	330,451
Ross Stores, Inc.	25,100	731,414
Ruby Tuesday, Inc.	11,100	269,619
Ryland Group, Inc.	8,100	502,362
Saks, Inc.	23,800	429,590
*Scholastic Corp.	6,300	232,407
Thor Industries, Inc.	7,800	233,298
*The Timberland Co. - Class A	5,300	375,929
*Toll Brothers, Inc.	10,300	812,155
Tupperware Corp.	9,500	193,420
*Urban Outfitters, Inc.	11,000	527,670
*Valassis Communications, Inc.	8,700	304,152
The Washington Post Co. - Class B	1,200	1,072,800
*Westwood One, Inc.	15,100	307,285
*Williams-Sonoma, Inc.	19,900	731,325
Total		33,598,188

Consumer Staples (4.1%)
*BJ’s Wholesale Club, Inc.	11,800	366,508
Church & Dwight Co., Inc.	10,650	377,756
*Constellation Brands, Inc. - Class A	17,500	925,225
*Dean Foods Co.	25,437	872,489
*Energizer Holdings, Inc.	12,300	735,540
Hormel Foods Corp.	18,000	559,980
The J.M. Smucker Co.	9,980	501,994
Lancaster Colony Corp.	5,300	225,515
PepsiAmericas, Inc.	17,900	405,614
Ruddick Corp.	7,600	175,940
*Smithfield Foods, Inc.	17,000	536,350
Tootsie Roll Industries, Inc.	7,263	217,890
Tyson Foods, Inc. - Class A	51,790	863,857
Universal Corp.	4,400	201,388
Whole Foods Market, Inc.	10,600	1,082,578
Total		8,048,624

March 31, 2005

	Shares/Par	$ Value
Energy (6.7%)
*Cooper Cameron Corp.	9,400	537,774
ENSCO International, Inc.	25,800	971,628
*FMC Technologies, Inc.	11,699	388,173
*Forest Oil Corp.	9,400	380,700
*Grant Prideco, Inc.	21,100	509,776
*Hanover Compressor Co.	13,300	160,531
Helmerich & Payne, Inc.	8,600	341,334
Murphy Oil Corp.	14,900	1,471,077
*Newfield Exploration Co.	10,600	787,156
Noble Energy, Inc.	10,000	680,200
Overseas Shipholding Group, Inc.	5,900	371,169
Patterson-UTI Energy, Inc.	28,500	713,070
Pioneer Natural Resources Co.	24,900	1,063,728
*Plains Exploration and Production Co.	13,100	457,190
Pogo Producing Co.	11,000	541,640
*Pride International, Inc.	21,600	536,544
Smith International, Inc.	17,900	1,122,867
Tidewater, Inc.	10,300	400,258
*Weatherford International, Ltd.	23,200	1,344,208
Western Gas Resources, Inc.	11,000	378,950
Total		13,157,973

Financials (14.9%)
A.G. Edwards, Inc.	13,000	582,400
*Allmerica Financial Corp.	9,100	327,145
AMB Property Corp.	14,100	532,980
American Financial Group, Inc.	9,600	295,680
*AmeriCredit Corp.	26,500	621,160
AmerUs Group Co.	6,700	316,575
Arthur J. Gallagher & Co.	15,800	455,040
Associated Banc-Corp.	22,111	690,527
Astoria Financial Corp.	17,500	442,750
Bank of Hawaii Corp.	9,000	407,340
Brown & Brown, Inc.	10,600	488,554
City National Corp.	7,700	537,614
The Colonial BancGroup, Inc.	22,800	467,856
Commerce Bancorp, Inc.	27,000	876,690
Cullen/Frost Bankers, Inc.	8,300	374,745
Developers Diversified Realty Corp.	18,400	731,400
Eaton Vance Corp.	22,900	536,776
Everest Re Group, Ltd.	9,600	817,056
Fidelity National Financial, Inc.	29,713	978,746
The First American Corp.	13,900	457,866
FirstMerit Corp.	14,400	385,344
Greater Bay Bancorp	8,700	212,367
HCC Insurance Holdings, Inc.	11,600	419,456
Hibernia Corp. - Class A	26,400	845,064
Highwoods Properties, Inc.	9,100	244,062

	Shares/Par	$ Value
Financials (continued)
Horace Mann Educators Corp.	7,300	129,502
Hospitality Properties Trust	10,800	436,104
Independence Community Bank Corp.	13,400	522,600
IndyMac Bancorp, Inc.	10,600	360,400
Investors Financial Services Corp.	11,300	552,683
Jefferies Group, Inc.	8,800	331,584
*LaBranche & Co., Inc.	9,700	90,210
Legg Mason, Inc.	18,500	1,445,589
Leucadia National Corp.	16,100	553,035
Liberty Property Trust	14,600	570,130
Mack-Cali Realty Corp.	9,500	402,325
Mercantile Bankshares Corp.	13,500	686,610
MoneyGram International, Inc.	15,100	285,239
New Plan Excel Realty Trust, Inc.	17,500	439,425
New York Community Bancorp, Inc.	41,588	755,238
*Ohio Casualty Corp.	10,500	241,290
Old Republic International Corp.	31,100	724,319
The PMI Group, Inc.	16,200	615,762
Protective Life Corp.	11,800	463,740
Radian Group, Inc.	15,700	749,518
Raymond James Financial, Inc.	11,200	339,360
Rayonier, Inc.	8,505	421,253
SEI Investments Co.	14,300	517,088
*Silicon Valley Bancshares	6,100	268,766
StanCorp Financial Group, Inc.	4,800	406,944
TCF Financial Corp.	22,000	597,300
United Dominion Realty Trust, Inc.	22,600	471,662
Unitrin, Inc.	9,800	444,920
W.R. Berkley Corp.	13,450	667,120
Waddell & Reed Financial, Inc. - Class A	14,100	278,334
Washington Federal, Inc.	14,734	343,450
Webster Financial Corp.	9,000	408,690
Weingarten Realty Investors	14,400	496,944
Westamerica Bancorporation	5,400	279,558
Wilmington Trust Corp.	11,500	403,650
Total		29,745,535

Health Care (10.4%)
*Apria Healthcare Group, Inc.	8,300	266,430
*Barr Pharmaceuticals, Inc.	15,675	765,410
Beckman Coulter, Inc.	10,400	691,080
*Cephalon, Inc.	9,800	458,934
*Charles River Laboratories International, Inc.	11,000	517,440
*Community Health Systems, Inc.	11,300	394,483

	Shares/Par	$ Value
Health Care (continued)
*Covance, Inc.	10,600	504,666
*Coventry Health Care, Inc.	18,104	1,233,607
*Cytyc Corp.	19,000	437,190
DENTSPLY International, Inc.	12,900	701,889
*Edwards Lifesciences Corp.	10,100	436,522
*Gen-Probe, Inc.	8,500	378,760
*Health Net, Inc.	18,900	618,219
*Henry Schein, Inc.	14,700	526,848
Hillenbrand Industries, Inc.	10,000	554,700
*INAMED Corp.	6,100	426,268
*Invitrogen Corp.	8,700	602,040
*IVAX Corp.	37,600	743,352
*LifePoint Hospitals, Inc.	6,100	267,424
*Lincare Holdings, Inc.	17,100	756,333
*Martek Biosciences Corp.	5,300	308,407
*Millennium Pharmaceuticals, Inc.	52,200	439,524
Omnicare, Inc.	17,800	631,010
*PacifiCare Health Systems, Inc.	14,400	819,648
*Par Pharmaceutical Companies, Inc.	5,800	193,952
*Patterson Companies, Inc.	23,400	1,168,830
Perrigo Co.	11,700	224,055
*Protein Design Labs, Inc.	16,300	260,637
*Renal Care Group, Inc.	11,450	434,413
*Sepracor, Inc.	17,900	1,027,639
*STERIS Corp.	11,800	297,950
*Techne Corp.	6,500	261,170
*Triad Hospitals, Inc.	13,114	657,011
Universal Health Services, Inc. - Class B	9,900	518,760
Valeant Pharmaceuticals International	15,600	351,312
*Varian Medical Systems, Inc.	23,200	795,296
*Varian, Inc.	5,900	223,551
*VCA Antech, Inc.	13,000	262,990
*Vertex Pharmaceuticals, Inc.	13,700	128,232
*VISX, Inc.	8,500	199,240
Total		20,485,222

Industrials (11.5%)
Adesa, Inc.	15,600	364,416
(b)*AGCO Corp.	15,400	281,050
*AirTran Holdings, Inc.	14,600	132,130
*Alaska Air Group, Inc.	4,400	129,536
Alexander & Baldwin, Inc.	7,300	300,760
*Alliant Techsystems, Inc.	6,400	457,280
AMETEK, Inc.	11,700	470,925

	Shares/Par	$ Value

Industrials (continued)
Banta Corp.	4,200	179,760
The Brink’s Co.	9,700	335,620
C.H. Robinson Worldwide, Inc.	14,500	747,185
*Career Education Corp.	17,500	599,550
Carlisle Companies, Inc.	5,300	369,781
*ChoicePoint, Inc.	15,133	606,985
CNF, Inc.	8,800	411,752
*Copart, Inc.	13,700	322,772
*Corinthian Colleges, Inc.	15,400	242,088
Crane Co.	9,400	270,626
Deluxe Corp.	8,500	338,810
*DeVry, Inc.	11,000	208,120
Donaldson Co., Inc.	13,000	419,640
*The Dun & Bradstreet Corp.	11,800	725,110
*Dycom Industries, Inc.	8,300	190,817
*Education Management Corp.	11,500	321,425
Expeditors International of Washington, Inc.	18,200	974,610
Fastenal Co.	11,600	641,596
Federal Signal Corp.	8,200	124,394
*Flowserve Corp.	9,400	243,178
GATX Corp.	8,400	278,796
Graco, Inc.	11,800	476,248
Granite Construction, Inc.	6,300	165,501
Harsco Corp.	7,000	417,270
Herman Miller, Inc.	12,000	361,440
HNI Corp.	9,000	404,550
Hubbell, Inc. - Class B	10,400	531,440
*ITT Educational Services, Inc.	7,800	378,300
J.B. Hunt Transport Services, Inc.	11,900	520,863
*Jacobs Engineering Group, Inc.	9,600	498,432
*JetBlue Airways Corp.	16,650	317,016
Kelly Services, Inc. - Class A	4,600	132,434
Kennametal, Inc.	6,500	308,685
*Korn/Ferry International	5,800	110,374
*Laureate Education, Inc.	8,251	353,060
Manpower, Inc.	15,400	670,208
Nordson Corp.	5,600	206,192
Pentair, Inc.	17,200	670,800
Precision Castparts Corp.	11,200	862,512
*Quanta Services, Inc.	16,600	126,658
Republic Services, Inc.	24,200	810,216
Rollins, Inc.	8,450	157,170
*Sequa Corp. - Class A	1,400	72,590
*Sotheby’s Holdings, Inc. - Class A	8,100	137,376
SPX Corp.	12,800	553,984
*Stericycle, Inc.	7,700	340,340

March 31, 2005

	Shares/Par	$ Value
Industrials (continued)
*Swift Transportation Co., Inc.	10,800	239,112
Tecumseh Products Co. - Class A	3,200	126,752
Teleflex, Inc.	6,500	332,670
*Thomas & Betts Corp.	10,100	326,230
Trinity Industries, Inc.	7,200	202,824
*United Rentals, Inc.	12,300	248,583
Werner Enterprises, Inc.	10,775	209,358
*Yellow Roadway Corp.	8,300	485,882
York International Corp.	7,100	278,178
Total		22,721,960

Information Technology (12.4%)
*3Com Corp.	64,700	230,332
*Activision, Inc.	31,633	468,168
Acxiom Corp.	14,700	307,671
ADTRAN, Inc.	11,800	208,152
*Advent Software, Inc.	4,800	87,264
*Alliance Data Systems Corp.	11,100	448,440
Amphenol Corp. - Class A	15,100	559,304
*Arrow Electronics, Inc.	19,700	499,395
*Ascential Software Corp.	9,975	184,837
*Atmel Corp.	76,500	225,675
*Avnet, Inc.	20,500	377,610
*Avocent Corp.	8,500	218,110
*The BISYS Group, Inc.	20,500	321,440
*Cabot Microelectronics Corp.	4,185	131,325
*Cadence Design Systems, Inc.	46,100	689,195
CDW Corp.	12,600	714,168
*Ceridian Corp.	25,300	431,365
Certegy, Inc.	10,700	370,434
*CheckFree Corp.	14,000	570,640
*Cognizant Technology Solutions Corp. - Class A	22,700	1,048,740
*CommScope, Inc.	8,700	130,152
*Credence Systems Corp.	16,300	128,933
*Cree, Inc.	12,600	274,050
*CSG Systems International, Inc.	8,700	141,723
*Cypress Semiconductor Corp.	21,400	269,640
Diebold, Inc.	12,200	669,170
*DST Systems, Inc.	13,000	600,340
*F5 Networks, Inc.	6,300	318,087
Fair Isaac Corp.	11,950	411,558
*Fairchild Semiconductor International, Inc.	20,400	312,732
*Gartner, Inc.	14,500	138,765
Harris Corp.	22,800	744,420
Imation Corp.	5,800	201,550

	Shares/Par	$ Value
Information Technology (continued)
*Integrated Circuit Systems, Inc.	12,000	229,440
*Integrated Device Technology, Inc.	18,200	218,946
*International Rectifier Corp.	11,400	518,700
Intersil Corp. - Class A	25,700	445,124
Jack Henry & Associates, Inc.	13,700	246,463
*Keane, Inc.	9,500	123,785
*KEMET Corp.	14,700	113,925
*Lam Research Corp.	23,200	669,552
*Lattice Semiconductor Corp.	19,300	103,641
*LTX Corp.	10,400	46,176
*Macromedia, Inc.	12,100	405,350
*Macrovision Corp.	8,500	193,715
*McAfee, Inc.	27,300	615,888
*McDATA Corp. - Class A	20,100	75,777
*Mentor Graphics Corp.	13,000	178,100
*Micrel, Inc.	13,500	124,470
Microchip Technology, Inc.	35,200	915,552
*MPS Group, Inc.	17,500	183,925
National Instruments Corp.	11,350	307,018
*Newport Corp.	7,300	105,777
Plantronics, Inc.	8,200	312,256
*Plexus Corp.	7,400	85,174
*Polycom, Inc.	16,700	283,065
*Powerwave Technologies, Inc.	17,800	137,772
*Retek, Inc.	9,500	106,590
The Reynolds and Reynolds Co. - Class A	10,000	270,600
*RF Micro Devices, Inc.	31,900	166,518
*RSA Security, Inc.	11,900	188,615
*SanDisk Corp.	27,800	772,840
*Semtech Corp.	12,600	225,162
*Silicon Laboratories, Inc.	7,600	225,796
*Storage Technology Corp.	18,200	560,560
*Sybase, Inc.	16,200	299,052
*Synopsys, Inc.	25,900	468,790
*Tech Data Corp.	9,900	366,894
*The Titan Corp.	14,400	261,504
*Transaction Systems Architects, Inc. - Class A	6,300	145,845
*TriQuint Semiconductor, Inc.	23,437	79,217
*UTStarcom, Inc.	17,700	193,815
*Vishay Intertechnology, Inc.	28,300	351,769
*Wind River Systems, Inc.	13,200	199,056
*Zebra Technologies Corp. - Class A	12,250	581,753
Total		24,537,352

	Shares/Par	$ Value
Materials (4.8%)
Airgas, Inc.	11,900	284,291
Albemarle Corp.	7,800	283,608
Arch Coal, Inc.	10,600	455,906
Bowater, Inc.	9,500	357,865
Cabot Corp.	10,500	351,015
Crompton Corp.	19,578	285,839
Cytec Industries, Inc.	7,300	396,025
Ferro Corp.	7,100	133,622
*FMC Corp.	6,300	336,735
Glatfelter	6,400	94,400
Longview Fibre Co.	8,700	163,212
The Lubrizol Corp.	11,400	463,296
Lyondell Chemical Co.	37,100	1,035,832
Martin Marietta Materials, Inc.	8,200	458,544
Minerals Technologies, Inc.	3,500	230,230
Olin Corp.	12,000	267,600
Packaging Corp. of America	14,400	349,776
Peabody Energy Corp.	20,000	927,200
Potlatch Corp.	5,100	240,057
RPM International, Inc.	19,800	361,944
*The Scotts Miracle-Gro Co. - Class A	4,700	330,081
Sensient Technologies Corp.	8,000	172,480
Sonoco Products Co.	16,800	484,680
Steel Dynamics, Inc.	7,700	265,265
The Valspar Corp.	8,800	409,552
Worthington Industries, Inc.	13,500	260,280
Total		9,399,335

Telecommunication Services (0.5%)
*Cincinnati Bell, Inc.	41,800	177,650
Telephone and Data Systems, Inc.	9,300	758,880
Total		936,530

Utilities (6.3%)
AGL Resources, Inc.	12,800	447,104
Alliant Energy Corp.	19,700	527,566
Aqua America, Inc.	15,925	387,774
*Aquila, Inc.	41,200	157,796
Black Hills Corp.	5,500	181,885
DPL, Inc.	21,600	540,000
Duquesne Light Holdings, Inc.	13,100	234,752
Energy East Corp.	25,000	655,500
Equitable Resources, Inc.	10,500	603,120
Great Plains Energy, Inc.	12,700	388,366
Hawaiian Electric Industries, Inc.	13,700	349,624
IDACORP, Inc.	7,100	201,427
MDU Resources Group, Inc.	20,100	555,162
National Fuel Gas Co.	13,200	377,388

	Shares/Par	$ Value
Utilities (continued)
Northeast Utilities	21,900	422,013
NSTAR	9,100	494,130
OGE Energy Corp.	15,200	409,640
ONEOK, Inc.	17,600	542,432
Pepco Holdings, Inc.	32,000	671,680
PNM Resources, Inc.	10,300	274,804
Puget Energy, Inc.	17,000	374,680
Questar Corp.	14,400	853,199
SCANA Corp.	19,100	730,002
*Sierra Pacific Resources	20,058	215,624
Vectren Corp.	13,000	346,320
Westar Energy, Inc.	14,600	315,944
WGL Holdings, Inc.	8,300	256,968
Wisconsin Energy Corp.	19,900	706,450
WPS Resources Corp.	6,400	338,688
Total		12,560,038
Total Common Stocks (Cost $133,684,042)		175,190,757

Money Market Investments (11.4%)
Federal Government & Agencies (0.8%)
(b) Federal Home Loan Mortgage Corp., 2.90%, 6/30/05	1,100,000	1,092,025
(b) Federal National Mortgage Association, 2.95%, 6/22/05	500,000	496,750
Total		1,588,775

Finance Lessors (1.5%)
(b) Thunder Bay Funding, Inc., 2.80%, 4/1/05	3,000,000	3,000,000

Finance Services (1.5%)
(b ) Preferred Receivable Funding, 2.79%, 4/21/05	3,000,000	2,995,350

Miscellaneous Business Credit Institutions (1.5%)
(b) Paccar Financial Corp., 2.77%, 4/29/05	3,000,000	2,993,537

Personal Credit Institutions (1.5%)
(b) BMW U.S. Capital Corp., 2.76%, 4/25/05	3,000,000	2,994,480

Short Term Business Credit (3.1%)
(b) UBS Finance Delaware LLC, 2.83%, 4/1/05	2,900,000	2,900,000
(b) USAA Capital Corp., 2.75%, 4/15/05	3,000,000	2,996,791
Total		5,896,791

March 31, 2005

	Shares/Par	$ Value
Utilities (1.5%)
(b) National Rural Utility, 2.77%, 4/20/05	3,000,000	2,995,614
Total Money Market Investments (Cost $22,464,438)		22,464,547
Total Investments (99.9%) (Cost $156,148,480)(a)		197,655,304
Other Assets, Less Liabilities (0.1%)		199,353
Total Net Assets (100.0%)		197,854,657

*	Non-Income Producing

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $156,816,737 and the net unrealized appreciation of investments based on that cost was $40,838,567 which is comprised of $48,932,223 aggregate gross unrealized appreciation and $8,093,656 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
MidCap 400 Index Futures (Total notional value at 3/31/05, $22,932,400)	68	6/05	$(438,000)

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Fund

Objective:  To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential, current income is secondary.

Portfolio:  A diversified mix of high quality growth stocks in medium and large companies.

Strategy:  To analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential.

Net Assets:  $142.8 million

The Growth Stock Fund seeks long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary. The Fund’s portfolio will consist primarily of high-quality growth stocks of medium and large companies. The Fund’s strategy is to analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential. The Fund invests primarily in equity securities of well-established companies selected for their growth potential, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

For the fiscal year ended March 31, 2005, the Growth Stock Fund returned 2.82% (Class A Shares before sales charges), lagging the S&P 500® Index return of 6.69%. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. The Index comparison shortfall in the last fiscal year can be attributed primarily to sector allocation decision and secondarily to individual security selection within sectors. Our investment approach, which emphasizes long-term growth of capital, is designed to capture the long-term potential out-performance of medium and large cap stocks with reduced volatility. Given a climate in which speculative stocks were rewarded, which was true for much of this twelve-month period, the Fund’s emphasis on quality stocks held back performance. The average return for Large-Cap Core Funds—the peer group in which Lipper places the Fund—was 3.46% for the year ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis. The average return for the Large-Cap Growth Funds—the peer group which the mangers believe better suits the Fund’s investment style—was 0.45% for the fiscal year, according to Lipper.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve-month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005 the S&P 500® Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 SmallCap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve-month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were down -0.40%.

Sector weightings had the largest impact on the Fund’s performance during the twelve months ended March 31, 2005, compared to its benchmark. A substantially overweight position in Technology was the biggest drawback for the Fund, as Technology was one of only two sectors (Financials being the second) that produced negative returns during this period. Underweight positions in Energy and Utilities also hurt the Fund, as those sectors outperformed during this twelve-month period. Of the ten sectors in the Index, Energy experienced the best returns, by far, as increases in oil and natural gas prices positively impacted stocks in that sector. Utilities stocks also benefited from rising energy prices, and Utilities was the second best performing sector during this period. Positive sector influences for the period included the Fund’s underweight position in Financials, which helped performance as the sector reacted negatively to rising interest rates and concerns over inflation. Stock selection within Financials was also a positive for the Fund.

March 31, 2005

Individual security selection in Technology and Health Care detracted from the Fund’s performance for the fiscal year. Cisco Systems, Inc. (computer networking solutions) was hurt by fear of a downturn in the Technology sector, and Pfizer, Inc. (a pharmaceuticals company) experienced substantial losses on negative news on its prescription drugs Celebrex and Bextra. The Fund benefited, however, from a number of stocks in its portfolio, including two of its top ten holdings. J.C. Penney Co. (department stores) and Johnson & Johnson (a medical products company, and top ten holding in the Fund), both reported strong sales and increased revenues. Energy stocks EOG Resources (oil and gas exploration) and ExxonMobil (oil and gas exploration and production, and another top ten holding) benefited from rising energy prices and added to the Fund’s performance.

The Fund owns more of the very large capitalization companies that did not perform as well as more speculative issues during this fiscal year. However, we believe the Fund’s positioning will serve investors well if concerns persist over economic growth and the ability of consumers to continue spending at current levels. Although no significant changes were made to the Fund’s portfolio during the fiscal year, we are reducing our exposure to the Consumer Discretionary sector, and reallocating those funds into Health Care and Technology, which we believe offer better value at this time. In these times of market uncertainty, we will continue to seek companies with strong balance sheets and available cash. As always, the Fund remains invested in quality companies and we remain focused on individual stock selection.

Sector Allocation 3/31/05

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/05

Company	% Net Assets
General Electric Co.	3.37%
Microsoft Corp.	2.76%
American Standard Companies, Inc.	2.57%
FedEx Corp.	1.95%
Exxon Mobil Corp.	1.94%
Fortune Brands, Inc.	1.82%
Target Corp.	1.78%
Johnson & Johnson	1.78%
Wells Fargo & Co.	1.68%
Wal-Mart Stores, Inc.	1.64%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2005, would have resulted in a final value of $10,662. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Growth Stock Fund (Class A – without initial sales charge)	2.82%	-5.46%	6.52%
Growth Stock Fund (Class A – with initial sales charge)	-2.07%	-6.38%	5.87%
S&P 500® Index	6.69%	-3.16%	7.32%
Large Cap Care Funds Lipper Average	3.46%	-3.94%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities.

The Lipper Equity Fund Performance Analysis Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

March 31, 2005

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Stock Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,067.20	$6.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.17	$6.52

Growth Stock Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,063.60	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

Growth Stock Fund Class C

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,063.60	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

*	Expenses are equal to the annualized expense ratio of 1.30% for Class A shares, 1.95% for Class B shares, and 1.95% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Growth Stock Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Common Stocks (93.4%)
Consumer Discretionary (17.4%)
*Bed Bath & Beyond, Inc.	16,900	617,526
Best Buy Co., Inc.	14,300	772,343
Carnival Corp.	26,200	1,357,422
*Comcast Corp. - Class A	25,143	849,331
*eBay, Inc.	17,000	633,420
Fortune Brands, Inc.	32,300	2,604,349
Harley-Davidson, Inc.	20,300	1,172,528
J. C. Penney Co., Inc.	36,600	1,900,272
*Kohl’s Corp.	18,700	965,481
Lowe’s Companies, Inc.	22,800	1,301,652
McDonald’s Corp.	37,500	1,167,750
The McGraw-Hill Companies, Inc.	17,600	1,535,600
News Corp. - Class A	73,600	1,245,312
NIKE, Inc. - Class B	15,400	1,282,974
Omnicom Group, Inc.	9,100	805,532
PETsMART, Inc.	26,300	756,125
Staples, Inc.	41,200	1,294,916
Target Corp.	50,900	2,546,018
*Time Warner, Inc.	63,000	1,105,650
Viacom, Inc. - Class B	26,800	933,444
Total		24,847,645

Consumer Staples (7.1%)
Altria Group, Inc.	32,100	2,099,019
Avon Products, Inc.	29,300	1,258,142
PepsiCo, Inc.	38,780	2,056,503
The Procter & Gamble Co.	23,300	1,234,900
Wal-Mart Stores, Inc.	46,700	2,340,137
Walgreen Co.	27,100	1,203,782
Total		10,192,483

Energy (6.2%)
ConocoPhillips	13,743	1,482,045
EOG Resources, Inc.	36,400	1,774,136
Exxon Mobil Corp.	46,484	2,770,447
Halliburton Co.	33,800	1,461,850
Noble Corp.	25,400	1,427,734
Total		8,916,212

Financials (14.2%)
American Express Co.	33,100	1,700,347
American International Group, Inc.	30,100	1,667,841
Capital One Financial Corp.	13,000	972,010
Citigroup, Inc.	42,900	1,927,926
Genworth Financial, Inc.	35,100	965,952

	Shares/Par	$ Value
Financials (continued)
The Goldman Sachs Group, Inc.	10,900	1,198,891
Legg Mason, Inc.	10,500	820,470
Lehman Brothers Holdings, Inc.	12,600	1,186,416
Morgan Stanley	21,200	1,213,700
Nasdaq-100 Trust, Series 1	8,500	310,675
Principal Financial Group, Inc.	36,900	1,420,281
Prudential Financial, Inc.	33,000	1,894,200
U.S. Bancorp	48,800	1,406,416
Wachovia Corp.	22,100	1,125,111
Wells Fargo & Co.	40,100	2,397,980
Total		20,208,216

Health Care (14.8%)
Abbott Laboratories	41,500	1,934,730
*Amgen, Inc.	39,100	2,276,011
*Boston Scientific Corp.	19,900	582,871
*Caremark Rx, Inc.	33,100	1,316,718
Eli Lilly and Co.	22,100	1,151,410
*Fisher Scientific International, Inc.	16,300	927,796
*Genentech, Inc.	18,800	1,064,268
*Gilead Sciences, Inc.	32,500	1,163,500
Guidant Corp.	4,500	332,550
Johnson & Johnson	37,800	2,538,648
Medtronic, Inc.	26,000	1,324,700
Pfizer, Inc.	72,800	1,912,456
*St. Jude Medical, Inc.	33,600	1,209,600
Teva Pharmaceutical Industries, Ltd., ADR	42,900	1,329,900
UnitedHealth Group, Inc.	8,100	772,578
*Zimmer Holdings, Inc.	16,200	1,260,522
Total		21,098,258

Industrials (10.0%)
3M Co.	5,600	479,864
American Standard Companies, Inc.	78,900	3,667,272
Caterpillar, Inc.	8,700	795,528
FedEx Corp.	29,700	2,790,315
General Electric Co.	133,300	4,806,798
Tyco International, Ltd.	50,400	1,703,520
Total		14,243,297

Information Technology (20.3%)
*Accenture Ltd. - Class A	37,700	910,455
*Advanced Micro Devices, Inc.	38,200	615,784
*Affiliated Computer Services, Inc. - Class A	24,100	1,283,084

March 31, 2005

	Shares/Par	$ Value
Information Technology (continued)
*ASML Holding N.V.	62,800	1,053,156
*Broadcom Corp. - Class A	30,700	918,544
*Cisco Systems, Inc.	121,400	2,171,846
*Dell, Inc.	57,900	2,224,518
First Data Corp.	38,400	1,509,504
*Fiserv, Inc.	24,037	956,673
*Google, Inc. - Class A	2,600	469,326
Hewlett-Packard Co.	36,400	798,616
Intel Corp.	77,500	1,800,325
International Business Machines Corp.	15,900	1,452,942
*Lexmark International, Inc. - Class A	14,700	1,175,559
Microsoft Corp.	162,900	3,937,292
National Semiconductor Corp.	64,000	1,319,040
*Oracle Corp.	80,700	1,007,136
Seagate Technology	30,200	590,410
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	96,133	815,208
Telefonaktiebolaget LM Ericsson	31,800	896,760
Texas Instruments, Inc.	42,500	1,083,325
*VeriSign, Inc.	35,200	1,010,240
*Yahoo!, Inc.	29,236	991,100
Total		28,990,843

Materials (2.5%)
Alcoa, Inc.	29,600	899,544
PPG Industries, Inc.	13,200	944,064
Praxair, Inc.	34,900	1,670,314
Total		3,513,922

Telecommunication Services (0.9%)
Vodafone Group PLC, ADR	48,700	1,293,472
Total Common Stocks (Cost $113,313,499)		133,304,348

Money Market Investments (6.7%)
Autos (2.1%)
(b) New Center Asset Trust, 2.67%, 4/11/05	3,000,000	2,997,775

	Shares/Par	$ Value
Federal Government & Agencies (0.7%)
(b) Federal Home Loan Mortgage Corp., 2.90%, 6/30/05	1,000,000	992,870

Finance Lessors (1.6%)
Ranger Funding Co. LLC, 2.63%, 4/1/05	2,300,000	2,300,000

Short Term Business Credit (2.3%)
(b) Sheffield Receivables, 2.80%, 4/19/05	3,000,000	2,995,800
UBS Finance Delaware, LLC, 2.83%, 4/1/05	300,000	300,000
Total		3,295,800
Total Money Market Investments (Cost $9,586,325)		9,586,445
Total Investments (100.1%) (Cost $122,899,824)(a)		142,890,793
Other Assets, Less Liabilities (-0.1%)		(83,244)
Total Net Assets (100.0%)		142,807,549

*	Non-Income Producing

ADR - American Depository Receipt

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $122,999,673 and the net unrealized appreciation of investments based on that cost was $19,891,120 which is comprised of $22,908,831 aggregate gross unrealized appreciation and $3,017,711 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P 500 Index Futures (Total notional value at 3/31/05, $6,673,646)	22	6/05	$(162,196)

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Fund

Objective:  To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

Portfolio:  Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

Strategy:  To actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”).

Net Assets:  $146.7 million

The Large Cap Core Stock Fund seeks long-term growth of capital and income. The Fund seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their growth potential. The Fund’s portfolio will consist primarily of equity securities of large companies. The Fund’s strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500® Index. The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The Fund’s manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500® Index to seek to enhance the Fund’s total return or reduce fluctuations in market value relative to the S&P 500® Index. Since inception (March 31, 1997) until January 31, 2003, the Fund was sub-advised by J.P. Morgan Investment Management, Inc. Mason Street Advisors, LLC has managed the Fund’s portfolio since January 31, 2003.

For the fiscal year ended March 31, 2005, the Large Cap Core Fund returned 5.31% (Class A Shares before sales charges), slightly lagging the S&P 500® Index return of 6.69%. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. However, the Fund outperformed the average return of 3.46% for its peer group, Large-Cap Core Funds, for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis. The Fund’s shortfall versus the Index in the fiscal year reflected individual stock selections in the Technology and Health Care sectors. Investor preference for more speculative shares than those typically held in the Large Cap Core Stock Fund portfolio, particularly during the fourth quarter of 2004, also affected performance. Our investment approach, which emphasizes long-term growth of capital and income, is designed to capture the long-term potential out-performance of large cap stocks with reduced volatility. It is not uncommon, therefore, for the Fund to lag during periods when speculative growth stocks are in favor.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005 the S&P 500® Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 Small-Cap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were down -0.40%.

Sector weightings had a positive impact on the Fund’s performance, compared to its benchmark, during the twelve months ended March 31, 2005. During much of this period, the Fund was overweight Energy, which was, by far, the strongest performing sector in the Index during this period. The Fund also was substantially overweight in Materials, a sector that performed very well due to higher demand for commodities, especially from China, where an expected slowdown failed to materialize. A significant underweighting in Financials also helped the Fund’s performance, as that sector reacted negatively to higher interest rates and a flattening of the yield curve. In addition, the Fund’s exposure to the insurance industry helped, as those companies were not as hard hit as other Financials. Sector allocations that held back performance during the twelve months ended March 31, 2005 included a large weighting in high beta Technology stocks early in the fiscal year when the sector was hurt and, conversely, too few high beta Technology stocks during the fourth quarter of 2004 when speculative stocks outperformed. Exposure to large-cap pharmaceuticals also detracted from performance when the Health Care sector was hurt by negative news on several prescription drugs.

March 31, 2005

Individual securities that added to the Fund’s performance during the fiscal year included a number of Energy stocks that benefited from rising oil and gas prices. Valero Energy Corporation (oil refining and marketing), EOG Resources, Inc. (oil and gas exploration), Devon Energy Corporation (oil and gas exploration), and ConocoPhillips (integrated global energy company), all posted above-average returns. Other stocks that helped the Fund’s performance included Monsanto Company (technology and agricultural products for growers), J.C. Penney Company, Inc. (department stores), and Walgreen Co. (retail drugstores). Stocks posting poor performance for the twelve months ended March 31, 2005 included global pharmaceutical company Pfizer Inc., which was hurt by news on its prescription drugs Celebrex and Bextra, and Cisco Systems, Inc. (computer networking solutions), which experienced a slowdown in orders. In addition, the Fund eliminated its entire position in Coca-Cola Co., which performed poorly and is dealing with changes in management.

As we enter the fiscal year, we have begun to position the Fund away from the mega-cap stocks of the large-cap universe and toward medium-size companies within the S&P 500® Index, which have performed better that larger company stocks. Examples of mega-cap stock positions we have trimmed include Pfizer, Microsoft Corp., IBM and Citigroup. At the same time, we recently have added to holdings in medium-size companies, such as J.C. Penney, Valero, Legg Mason and St. Jude Medical. We believe this trend in outperformance by medium-size companies may continue, and the Fund is positioned to benefit from that trend, as well as from outperformance by larger cap stocks should the economy slow. Nonetheless, we will continue to look for the same qualities in companies we have in the past. That is, we will continue to look for companies that offer pricing power, stable earnings, increasing cash flows, as well as companies that are returning excess capital to shareholders.

Sector Allocation 3/31/05

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/05

Company	% Net Assets
General Electric Co.	3.57%
Exxon Mobil Corp.	2.99%
Microsoft Corp.	2.09%
Altria Group, Inc.	2.01%
Johnson & Johnson	1.98%
ConocoPhillips	1.69%
Wells Fargo & Co.	1.59%
Bank of America Corp	1.34%
Prudential Financial, Inc.	1.34%
3M Co.	1.31%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

March 31, 2005

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Large Cap Core Stock Fund (Class A – without initial sales charge)	5.31%	-5.41%	3.46%
Large Cap Core Stock Fund (Class A – with initial sales charge)	.34%	-6.32%	2.83%
S&P 500® Index	6.69%	-3.16%	7.32%
Large Cap Core Funds Lipper Average	3.46%	-3.94%	—

Fund inception date is 3/31/97.

*Returns are annualized.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities.

The Lipper Equity Fund Performance Analysis Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Core Stock Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,079.20	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$5.98

Large Cap Core Stock Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,075.90	$9.53
Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	$9.26

*	Expenses are equal to the annualized expense ratio of 1.19% for Class A shares, 1.85% for Class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2005

Large Cap Core Stock Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Common Stocks (94.3%)
Consumer Discretionary (11.8%)
Best Buy Co., Inc.	13,000	702,130
Carnival Corp.	25,500	1,321,155
*Comcast Corp. - Class A	23,772	803,018
*eBay, Inc.	17,600	655,776
Fortune Brands, Inc.	18,100	1,459,403
J. C. Penney Company, Inc.	35,200	1,827,584
Lowe’s Companies, Inc.	11,900	679,371
McDonald’s Corp.	33,300	1,036,962
News Corp. - Class A	72,700	1,230,084
NIKE, Inc. - Class B	17,500	1,457,925
Omnicom Group, Inc.	14,300	1,265,836
PETsMART, Inc.	26,400	759,000
Staples, Inc.	40,100	1,260,343
Target Corp.	30,250	1,513,105
*Time Warner, Inc.	52,900	928,395
Viacom, Inc. - Class B	11,600	404,028
Total		17,304,115

Consumer Staples (7.8%)
Altria Group, Inc.	45,000	2,942,550
Avon Products, Inc.	29,900	1,283,906
The Gillette Co.	17,200	868,256
PepsiCo, Inc.	33,500	1,776,505
The Procter & Gamble Co.	29,200	1,547,600
Wal-Mart Stores, Inc.	37,600	1,884,136
Walgreen Co.	25,100	1,114,942
Total		11,417,895

Energy (10.0%)
BP PLC, ADR	12,300	767,520
ConocoPhillips	23,010	2,481,398
Devon Energy Corporation	17,000	811,750
EOG Resources, Inc.	38,800	1,891,112
Exxon Mobil Corp.	73,600	4,386,560
Halliburton Co.	36,300	1,569,975
Noble Corp.	14,400	809,424
Schlumberger, Ltd.	13,300	937,384
Valero Energy Corporation	13,800	1,011,126
Total		14,666,249

Financials (15.7%)
American Express Co.	18,100	929,797
American International Group, Inc.	31,300	1,734,333
Bank of America Corp.	44,700	1,971,270
Capital One Financial Corp.	13,500	1,009,395
The Chubb Corp.	8,800	697,576

	Shares/Par	$ Value
Financials (continued)
CIT Group, Inc.	17,000	646,000
Citigroup, Inc.	35,200	1,581,888
Freddie Mac	9,700	613,040
Genworth Financial, Inc.	36,400	1,001,728
The Goldman Sachs Group, Inc.	12,100	1,330,879
JPMorgan Chase & Co.	34,848	1,205,741
Legg Mason, Inc.	11,000	859,540
Lehman Brothers Holdings, Inc.	14,000	1,318,240
Morgan Stanley	19,800	1,133,550
Prudential Financial, Inc.	34,300	1,968,820
U.S. Bancorp	59,300	1,709,026
Wachovia Corp.	20,700	1,053,837
Wells Fargo & Co.	38,900	2,326,220
Total		23,090,880

Health Care (10.9%)
Abbott Laboratories	32,100	1,496,502
*Amgen, Inc.	22,800	1,327,188
*Boston Scientific Corp.	20,700	606,303
*Caremark Rx, Inc.	32,300	1,284,894
Eli Lilly and Co.	18,700	974,270
*Fisher Scientific International, Inc.	16,700	950,564
*Genentech, Inc.	14,000	792,540
Guidant Corp.	4,600	339,940
Johnson & Johnson	43,300	2,908,028
Medtronic, Inc.	20,400	1,039,380
Pfizer, Inc.	43,674	1,147,316
*St. Jude Medical, Inc.	23,000	828,000
Teva Pharmaceutical Industries, Ltd., ADR	26,900	833,900
UnitedHealth Group, Inc.	7,900	753,502
*Zimmer Holdings, Inc.	8,500	661,385
Total		15,943,712

Industrials (11.0%)
3M Co.	22,400	1,919,456
American Standard Companies, Inc.	14,000	650,720
Canadian National Railway Co.	27,600	1,747,356
FedEx Corp.	14,800	1,390,460
General Electric Co.	145,200	5,235,912
Honeywell International, Inc.	27,480	1,022,531
Tyco International, Ltd.	41,600	1,406,080
United Technologies Corp.	16,900	1,718,054
Waste Management, Inc.	35,800	1,032,830
Total		16,123,399

	Shares/Par	$ Value
Information Technology (14.0%)
*Accenture Ltd. - Class A	36,900	891,135
*Advanced Micro Devices, Inc.	40,300	649,636
*ASML Holding N.V.	41,100	689,247
*Broadcom Corp. - Class A	29,900	894,608
*Cisco Systems, Inc.	105,400	1,885,606
*Dell, Inc.	46,100	1,771,162
First Data Corp.	29,300	1,151,783
*Google, Inc. - Class A	2,700	487,377
Intel Corp.	77,100	1,791,033
International Business Machines Corp.	14,200	1,297,596
*Lexmark International, Inc. -Class A	11,400	911,658
Microsoft Corp.	126,700	3,062,339
National Semiconductor Corp.	55,000	1,133,550
*Oracle Corp.	82,100	1,024,608
Seagate Technology	31,500	615,825
Texas Instruments, Inc.	27,400	698,426
*VeriSign, Inc.	36,300	1,041,810
*Yahoo!, Inc.	17,100	579,690
Total		20,577,089

Materials (5.7%)
Alcoa, Inc.	28,300	860,037
The Dow Chemical Co.	24,400	1,216,340
Monsanto Company	28,500	1,838,250
Newmont Mining Corp.	14,300	604,175
PPG Industries, Inc.	10,500	750,960
Praxair, Inc.	27,100	1,297,006
Temple-Inland, Inc.	15,200	1,102,760
Weyerhaeuser Co.	9,600	657,600
Total		8,327,128

Other Holdings (0.9%)
iShares DJ Select Dividend Index Fund	21,900	1,311,810

Telecommunication Services (3.6%)
*Nextel Communications, Inc. - Class A	40,300	1,145,326
SBC Communications, Inc.	34,491	817,092
Sprint Corp.	59,400	1,351,350
Verizon Communications, Inc.	32,700	1,160,850
Vodafone Group PLC, ADR	28,000	743,680
Total		5,218,298

Utilities (2.9%)
DTE Energy Co.	15,300	695,844
Duke Energy Corp.	35,900	1,005,559

	Shares/Par	$ Value
Utilities (continued)
Edison International	21,025	729,988
PG&E Corp.	53,800	1,834,580
Total		4,265,971
Total Common Stocks (Cost $111,382,643)		138,246,546

Money Market Investments (5.5%)
Federal Government & Agencies (0.7%)
Federal Home Loan Mortgage Corp., 2.90%, 6/30/05	1,000,000	992,870

Finance Services (2.1%)
(b) Preferred Receivable Funding, 2.79%, 4/22/05	3,000,000	2,995,118

Short Term Business Credit (0.7%)
UBS Finance Delaware LLC, 2.83%, 4/1/05	1,100,000	1,100,000

Utilities (2.0%)
(b) National Rural Utility, 2.78%, 4/26/05	3,000,000	2,994,208
Total Money Market Investments (Cost $8,082,076)		8,082,196
Total Investments (99.8%) (Cost $119,464,719)(a)		146,328,742
Other Assets, Less Liabilities (0.2%)		348,275
Total Net Assets (100.0%)		146,677,017

*	Non-Income Producing

ADR - American Depository Receipt

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $120,036,298 and the net unrealized appreciation of investments based on that cost was $26,292,444 which is comprised of $28,551,857 aggregate gross unrealized appreciation and $2,259,413 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P 500 Index Futures (Total notional value at 3/31/05, $5,161,036)	17	6/05	$(129,461)

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Index 500 Stock Fund

Objectives:  To seek investment results that approximate the performance of the S&P 500® Index, by investing in stocks included in the S&P 500® Index.

Portfolio:  The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the United States.

Strategy:  To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

Net Assets:  $176.9 million

The Index 500 Stock Fund seeks investment results that approximate the performance of the S&P 500® Index by investing in stocks included in the S&P 500® Index. The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Fund’s strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Fund invests in stocks included in the S&P 500® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 500 Stock Fund is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to facilitate the determination as to which stocks are to be purchased or sold to achieve the Fund’s objective. Therefore, the Fund remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The Fund will, to the extent feasible, remain fully invested. Cash flows are invested promptly to minimize their impact on returns and the Fund may purchase Index futures contracts in amounts approximating the cash held in the Fund’s portfolio.

For the fiscal year ended March 31, 2005, the Index 500 Stock Fund returned 5.88% (Class A shares before sales charges), slightly lagging the S&P 500® Index return of 6.69%. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. Fund performance slightly lagged the S&P 500® Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The difference between the returns for the Fund and the S&P 500® Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500® Index is not an actual mutual fund, there are no expenses charged against its return. The average return for the Fund’s peer group, S&P Index 500 Objective Funds, was 5.53% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve-month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005, the S&P 500® Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 SmallCap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve-month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were down -0.40%.

Of the ten sectors in the S&P 500® Index, only two sectors—Financials and Technology—posted losses for the period. By far, the biggest winner was the Energy sector, which gained an incredible 47% during the fiscal year. Stocks in the Utilities sector also fared well, gaining 24.49%. Both of these sectors benefited from rising energy prices, particularly oil prices, as well as from high demand. Materials (posting a return of 17.3%) and Industrials (with a return of 17.3%) also benefited from strong demand in China, which continued its expansive growth. Consumer Discretionary stocks posted a return of 5.47% and the Telecommunications sector gained 5.32%. Consumer Staples and Health Care also posted small gains of 3.07% and 1.63%, respectively. Two sectors posted negative returns for this twelve-month period. Financials (posting a -1.00% return), were hurt by rising interest rates, as well as by negative publicity surrounding several high profile situations, and Technology (posting a return of -2.48%) was affected by concerns over lower growth rates. Strong company contributors to the S&P 500® Index performance included Exxon Mobil Corp. (up 46.4%), General Electric Company (up 21.1%), Johnson and Johnson (up 35%) and ChevronTexaco Corporation (up 36.9%). Weak performers during the twelve months ended March 31, 2005 included Pfizer, Inc. (down 23.3%), Wal-Mart Stores, Inc. (down 14.9%), American International Group, Inc. (which was down 21.9%) and Cisco Systems, Inc. (down 23.9%).

The Fund seeks to track the performance and weightings of stocks in the S&P 500® Index. However, the Index may change from time to time as companies merge, divest, and/or add to market capitalization. Standard & Poor’s also may adjust the Index to better reflect the companies it believes are most representative of the make-up of the economy. During the twelve months ended March 31, 2005, there were 20 companies added to the Index and 20 companies deleted from the Index. S&P 500® Index adjustments during the twelve months ended March 31, 2005 included additions of Sears Holdings Corp., National Oilwell Varco, Molson Coors Brewing, XTO Energy, and Compass Bancshares. Deletions included Sears, Roebuck & Co., Power-One, Adolph Coors, PeopleSoft Inc., and Worthington Industries.

Sector Allocation 3/31/05

Sector Allocation is based on equities.

Top 10 Equity Holdings 3/31/05

Company	% Net Assets
Exxon Mobil Corp.	3.44%
General Electric Co.	3.41%
Microsoft Corp.	2.18%
Citigroup, Inc.	2.09%
Johnson & Johnson	1.78%
Pfizer, Inc.	1.77%
Bank of America Corp	1.59%
Wal-Mart Stores, Inc.	1.52%
International Business Machines Corp.	1.36%
Intel Corp.	1.31%

Sector Allocation and Top 10 Equity Holdings are subject to change.

March 31, 2005

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Index 500 Stock Fund (Class A – without initial sales charge)	5.88%	-3.83%	6.56%
Index 500 Stock Fund (Class A – with initial sales charge)	.83%	-4.76%	5.91%
S&P 500® Index	6.69%	-3.16%	7.32%
S&P 500® Index Objective Funds Lipper Average	5.53%	-3.54%	—

Fund inception date is 3/31/97.

*Returns are annualized.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities.

The Lipper Equity Fund Performance Analysis S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Index 500 Stock Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,064.90	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.08

Index 500 Stock Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,061.30	$7.47
Hypothetical (5% return before expenses)	$1,000.00	$1,017.38	$7.31

*	Expenses are equal to the annualized expense ratio of 0.81% for Class A shares, 1.46% for Class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2005

Index 500 Stock Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value

Common Stocks (96.7%)
Consumer Discretionary (11.0%)
*AutoNation, Inc.	3,600	68,184
*AutoZone, Inc.	1,100	94,270
*Bed Bath & Beyond, Inc.	4,800	175,392
Best Buy Co., Inc.	4,650	251,147
*Big Lots, Inc.	1,800	21,636
The Black & Decker Corp.	1,300	102,687
Brunswick Corp.	1,500	70,275
Carnival Corp.	8,318	430,956
Centex Corp.	2,000	114,540
Circuit City Stores, Inc.	3,100	49,755
Clear Channel Communications, Inc.	8,500	292,995
*Coach, Inc.	3,000	169,890
*Comcast Corp. - Class A	35,084	1,185,137
Cooper Tire & Rubber Co.	1,200	22,032
Dana Corp.	2,378	30,415
Darden Restaurants, Inc.	2,350	72,098
Delphi Corp.	8,829	39,554
Dillard’s, Inc. - Class A	1,100	29,590
Dollar General Corp.	4,790	104,949
Dow Jones & Co., Inc.	1,100	41,107
Eastman Kodak Co.	4,500	146,475
*eBay, Inc.	18,900	704,214
Family Dollar Stores, Inc.	2,700	81,972
Federated Department Stores, Inc.	2,637	167,819
Ford Motor Co.	28,944	327,936
Fortune Brands, Inc.	2,300	185,449
Gannett Co., Inc.	4,000	316,320
The Gap, Inc.	11,662	254,698
General Motors Corp.	8,904	261,689
Genuine Parts Co.	2,750	119,598
*The Goodyear Tire & Rubber Co.	2,800	37,380
Harley-Davidson, Inc.	4,625	267,140
Harrah’s Entertainment, Inc.	1,800	116,244
Hasbro, Inc.	2,650	54,193
Hilton Hotels Corp.	6,100	136,335
The Home Depot, Inc.	34,750	1,328,839
International Game Technology	5,500	146,630
*The Interpublic Group of Companies, Inc.	6,700	82,276
J. C. Penney Co., Inc.	4,525	234,938
Johnson Controls, Inc.	3,000	167,280
Jones Apparel Group, Inc.	1,900	63,631
KB Home	600	70,476
Knight-Ridder, Inc.	1,200	80,700
*Kohl’s Corp.	5,200	268,476
Leggett & Platt, Inc.	3,000	86,640
The Limited, Inc.	6,010	146,043

	Shares/Par	$ Value
Consumer Discretionary (continued)
Liz Claiborne, Inc.	1,700	68,221
Lowe’s Companies, Inc.	12,200	696,498
Marriott International, Inc. - Class A	3,100	207,266
Mattel, Inc.	6,600	140,910
The May Department Stores Co.	4,650	172,143
Maytag Corp.	1,300	18,161
McDonald’s Corp.	19,851	618,160
The McGraw-Hill Companies, Inc.	3,000	261,750
Meredith Corp.	700	32,725
The New York Times Co. - Class A	2,338	85,524
Newell Rubbermaid, Inc.	4,345	95,329
News Corp. - Class A	41,300	698,796
NIKE, Inc. - Class B	3,600	299,916
Nordstrom, Inc.	2,000	110,760
*Office Depot, Inc.	4,900	108,682
OfficeMax, Inc.	1,500	50,250
Omnicom Group, Inc.	2,900	256,708
Pulte Homes, Inc.	1,900	139,897
RadioShack Corp.	2,533	62,059
Reebok International, Ltd.	900	39,870
*Sears Holding Corp.	1,007	134,102
The Sherwin-Williams Co.	2,027	89,168
Snap-on, Inc.	866	27,530
The Stanley Works	1,200	54,324
Staples, Inc.	7,900	248,297
*Starbucks Corp.	6,300	325,458
Starwood Hotels & Resorts Worldwide, Inc.	3,300	198,099
Target Corp.	14,200	710,284
Tiffany & Co.	2,300	79,396
*Time Warner, Inc.	72,400	1,270,619
The TJX Companies, Inc.	7,600	187,188
*Toys “R” Us, Inc.	3,400	87,584
Tribune Co.	4,760	189,781
*Univision Communications, Inc. - Class A	4,600	127,374
V. F. Corp.	1,600	94,624
Viacom, Inc. - Class B	26,931	938,006
Visteon Corp.	2,052	11,717
The Walt Disney Co.	32,325	928,697
Wendy’s International, Inc.	1,800	70,272
Whirlpool Corp.	1,100	74,503
*Yum! Brands, Inc.	4,660	241,435
Total		19,472,083

Consumer Staples (10.0%)
Alberto-Culver Co.	1,350	64,611
Albertson’s, Inc.	5,839	120,575
Altria Group, Inc.	32,474	2,123,475

	Shares/Par	$ Value
Consumer Staples (continued)
Anheuser-Busch Companies, Inc.	12,532	593,891
Archer-Daniels-Midland Co.	9,837	241,793
Avon Products, Inc.	7,450	319,903
Brown-Forman Corp. - Class B	1,412	77,307
Campbell Soup Co.	5,124	148,698
The Clorox Co.	2,400	151,176
The Coca-Cola Co.	35,925	1,496,995
Coca-Cola Enterprises, Inc.	5,600	114,912
Colgate-Palmolive Co.	8,424	439,480
ConAgra Foods, Inc.	8,100	218,862
Costco Wholesale Corp.	7,400	326,932
CVS Corp.	6,300	331,506
General Mills, Inc.	5,200	255,580
The Gillette Co.	15,700	792,536
H.J. Heinz Co.	5,500	202,620
Hershey Foods Corp.	3,500	211,610
Kellogg Co.	5,600	242,312
Kimberly-Clark Corp.	7,723	507,633
*The Kroger Co.	11,722	187,904
McCormick & Co., Inc.	2,200	75,746
Molson Coors Brewing Co.	1,200	92,604
The Pepsi Bottling Group, Inc.	3,200	89,120
PepsiCo, Inc.	26,600	1,410,598
The Procter & Gamble Co.	40,144	2,127,633
Reynolds American, Inc.	1,800	145,062
*Safeway, Inc.	7,100	131,563
Sara Lee Corp.	12,440	275,670
SUPERVALU, INC.	2,100	70,035
SYSCO Corp.	10,125	362,475
UST, Inc.	2,600	134,420
Wal-Mart Stores, Inc.	53,567	2,684,243
Walgreen Co.	16,200	719,604
Wm. Wrigley Jr. Co.	3,100	203,267
Total		17,692,351

Energy (8.5%)
Amerada Hess Corp.	1,300	125,073
Anadarko Petroleum Corp.	3,919	298,236
Apache Corp.	5,140	314,722
Ashland, Inc.	1,000	67,470
Baker Hughes, Inc.	5,310	236,242
BJ Services Co.	2,600	134,888
Burlington Resources, Inc.	6,162	308,531
ChevronTexaco Corp.	33,522	1,954,669
ConocoPhillips	10,898	1,175,240
Devon Energy Corp.	7,700	367,675
El Paso Corp.	10,168	107,577
EOG Resources, Inc.	3,800	185,212
Exxon Mobil Corp.	101,999	6,079,141
Halliburton Co.	7,946	343,665

	Shares/Par	$ Value
Energy (continued)
Kerr-McGee Corp.	2,595	203,266
Kinder Morgan, Inc.	1,700	128,690
Marathon Oil Corp.	5,500	258,060
*Nabors Industries, Ltd.	2,200	130,108
*National Oilwell Varco, Inc.	2,700	126,090
Noble Corp.	2,100	118,041
Occidental Petroleum Corp.	6,200	441,254
Rowan Companies, Inc.	1,700	50,881
Schlumberger, Ltd.	9,300	655,464
Sunoco, Inc.	1,100	113,872
*Transocean, Inc.	5,087	261,777
Unocal Corp.	4,200	259,098
Valero Energy Corp.	4,100	300,407
The Williams Companies, Inc.	8,800	165,528
XTO Energy, Inc.	5,466	179,503
Total		15,090,380

Financials (19.2%)
ACE, Ltd.	4,500	185,715
AFLAC, INC.	8,000	298,080
The Allstate Corp	10,825	585,200
Ambac Financial Group, Inc.	1,700	127,075
American Express Co.	18,625	956,766
American International Group, Inc.	41,219	2,283,944
AmSouth Bancorporation	5,600	145,320
Aon Corp.	5,025	114,771
Apartment Investment and Management Co. - Class A	1,500	55,800
Archstone-Smith Trust	3,100	105,741
Bank of America Corp.	63,840	2,815,343
The Bank of New York Co., Inc.	12,327	358,099
BB&T Corp.	8,700	339,996
The Bear Stearns Companies, Inc.	1,792	179,021
Capital One Financial Corp.	3,800	284,126
The Charles Schwab Corp.	18,500	194,435
The Chubb Corp.	3,000	237,810
Cincinnati Financial Corp.	2,567	111,947
CIT Group, Inc.	3,300	125,400
Citigroup, Inc.	82,115	3,690,247
Comerica, Inc.	2,650	145,962
Compass Bancshares, Inc.	1,900	86,260
Countrywide Financial Corp.	9,200	298,632
*E*TRADE Group, Inc.	5,900	70,800
Equity Office Properties Trust	6,400	192,832
Equity Residential	4,500	144,945
Fannie Mae	15,323	834,337
Federated Investors, Inc. - Class B	1,500	42,465

March 31, 2005

	Shares/Par	$ Value

Financials (continued)
Fifth Third Bancorp	8,214	353,038
First Horizon National Corp.	1,900	77,501
Franklin Resources, Inc.	3,100	212,815
Freddie Mac	10,900	688,880
Golden West Financial Corp.	4,500	272,250
The Goldman Sachs Group, Inc.	6,200	681,938
The Hartford Financial Services Group, Inc.	4,600	315,376
Huntington Bancshares, Inc.	3,672	87,761
Janus Capital Group, Inc.	3,700	51,615
Jefferson-Pilot Corp.	2,200	107,910
JPMorgan Chase & Co.	56,330	1,949,017
KeyCorp	6,400	207,680
Lehman Brothers Holdings, Inc.	4,222	397,544
Lincoln National Corp.	2,800	126,392
Loews Corp.	2,500	183,850
M&T Bank Corp.	1,600	163,296
Marsh & McLennan Companies, Inc.	8,340	253,703
Marshall & Ilsley Corp.	3,300	137,775
MBIA, Inc.	2,250	117,630
MBNA Corp.	20,225	496,524
Mellon Financial Corp.	6,723	191,874
Merrill Lynch & Co., Inc.	14,700	832,020
MetLife, Inc.	11,749	459,386
MGIC Investment Corp.	1,500	92,505
Moody’s Corp.	2,125	171,828
Morgan Stanley	17,336	992,486
National City Corp.	9,924	332,454
North Fork Bancorporation, Inc.	7,450	206,663
Northern Trust Corp.	3,200	139,008
Plum Creek Timber Co., Inc. (REIT)	2,900	103,530
The PNC Financial Services Group, Inc.	4,433	228,211
Principal Financial Group, Inc.	4,900	188,601
The Progressive Corp.	3,200	293,632
ProLogis	2,900	107,590
*Providian Financial Corp.	4,600	78,936
Prudential Financial, Inc.	8,100	464,940
Regions Financial Corp.	7,327	237,395
SAFECO Corp.	2,000	97,420
Simon Property Group, Inc.	3,500	212,030
SLM Corp.	6,800	338,912
Sovereign Bancorp, Inc.	5,900	130,744
The St. Paul Travelers Companies, Inc.	10,622	390,146
State Street Corp.	5,300	231,716
SunTrust Banks, Inc.	5,500	396,385
Synovus Financial Corp.	4,850	135,121

	Shares/Par	$ Value
Financials (continued)
T. Rowe Price Group, Inc.	1,900	112,822
Torchmark Corp.	1,700	88,740
U.S. Bancorp	29,571	852,236
UnumProvident Corp.	4,676	79,586
Wachovia Corp.	25,348	1,290,467
Washington Mutual, Inc.	13,779	544,271
Wells Fargo & Co.	26,725	1,598,155
XL Capital, Ltd. - Class A	2,200	159,214
Zions Bancorporation	1,400	96,628
Total		33,769,216

Health Care (12.6%)
Abbott Laboratories	24,625	1,148,018
Aetna, Inc.	4,700	352,265
Allergan, Inc.	2,100	145,887
AmerisourceBergen Corp.	1,800	103,122
*Amgen, Inc.	20,136	1,172,117
Applera Corp. - Applied Biosystems Group	3,100	61,194
Bausch & Lomb, Inc.	800	58,640
Baxter International, Inc.	9,700	329,606
Becton, Dickinson and Co.	4,000	233,680
*Biogen Idec, Inc.	5,245	181,005
Biomet, Inc.	4,000	145,200
*Boston Scientific Corp.	12,048	352,886
Bristol-Myers Squibb Co.	30,748	782,844
C. R. Bard, Inc.	1,700	115,736
Cardinal Health, Inc.	6,825	380,835
*Caremark Rx, Inc.	7,200	286,416
*Chiron Corp.	2,300	80,638
CIGNA Corp.	2,100	187,530
Eli Lilly and Co.	17,928	934,049
*Express Scripts, Inc.	1,200	104,628
*Fisher Scientific International, Inc.	1,900	108,148
*Forest Laboratories, Inc.	5,800	214,310
*Genzyme Corp.	3,900	223,236
*Gilead Sciences, Inc.	6,800	243,440
Guidant Corp.	5,000	369,500
HCA, Inc.	6,324	338,777
Health Management Associates, Inc. - Class A	3,800	99,484
*Hospira, Inc.	2,482	80,094
*Humana, Inc.	2,500	79,850
IMS Health, Inc.	3,700	90,243
Johnson & Johnson	46,964	3,154,101
*King Pharmaceuticals, Inc.	3,833	31,852
*Laboratory Corp. of America Holdings	2,200	106,040

	Shares/Par	$ Value
Health Care (continued)
Manor Care, Inc.	1,400	50,904
McKesson Corp.	4,621	174,443
*Medco Health Solutions, Inc.	4,294	212,854
*MedImmune, Inc.	3,900	92,859
Medtronic, Inc.	19,100	973,145
Merck & Co., Inc.	35,080	1,135,540
*Millipore Corp.	800	34,720
Mylan Laboratories, Inc.	4,300	76,196
PerkinElmer, Inc.	2,000	41,260
Pfizer, Inc.	119,103	3,128,835
Quest Diagnostics, Inc.	1,400	147,182
Schering-Plough Corp.	23,300	422,895
*St. Jude Medical, Inc.	5,700	205,200
Stryker Corp.	5,900	263,199
*Tenet Healthcare Corp.	7,400	85,322
*Thermo Electron Corp.	2,500	63,225
UnitedHealth Group, Inc.	10,300	982,414
*Waters Corp.	1,900	68,001
*Watson Pharmaceuticals, Inc.	1,700	52,241
*WellPoint, Inc.	4,700	589,145
Wyeth	21,100	889,998
*Zimmer Holdings, Inc.	3,830	298,012
Total		22,282,961

Industrials (11.5%)
3M Co.	12,300	1,053,987
*Allied Waste Industries, Inc.	4,100	29,971
American Power Conversion Corp.	2,800	73,108
American Standard Companies, Inc.	2,800	130,144
*Apollo Group, Inc. - Class A	2,600	192,556
Avery Dennison Corp.	1,600	99,088
The Boeing Co.	13,270	775,764
Burlington Northern Santa Fe Corp.	5,927	319,643
Caterpillar, Inc.	5,400	493,776
Cendant Corp.	16,672	342,443
Cintas Corp.	2,400	99,144
Cooper Industries, Ltd. - Class A	1,500	107,280
CSX Corp.	3,400	141,610
Cummins, Inc.	700	49,245
Danaher Corp.	4,300	229,663
Deere & Co.	3,900	261,807
*Delta Air Lines, Inc.	2,200	8,910
Dover Corp.	3,200	120,928
Eaton Corp.	2,400	156,960
Emerson Electric Co.	6,625	430,161
Equifax, Inc.	2,100	64,449
FedEx Corp.	4,720	443,444

	Shares/Par	$ Value
Industrials (continued)
Fluor Corp.	1,300	72,059
General Dynamics Corp.	3,200	342,560
General Electric Co.	167,196	6,029,089
Goodrich Corp.	1,900	72,751
H&R Block, Inc.	2,600	131,508
Honeywell International, Inc.	13,650	507,917
Illinois Tool Works, Inc.	4,400	393,932
Ingersoll-Rand Co., Ltd. - Class A	2,750	219,038
ITT Industries, Inc.	1,500	135,360
L-3 Communications Holdings, Inc.	1,800	127,836
Lockheed Martin Corp.	6,400	390,784
Masco Corp.	7,100	246,157
*Monster Worldwide, Inc.	1,900	53,295
*Navistar International Corp.	1,000	36,400
Norfolk Southern Corp.	6,300	233,415
Northrop Grumman Corp.	5,778	311,896
PACCAR, Inc.	2,750	199,073
Pall Corp.	2,000	54,240
Parker-Hannifin Corp.	1,850	112,702
Pitney Bowes, Inc.	3,636	164,056
R. R. Donnelley & Sons Co.	3,433	108,551
Raytheon Co.	7,100	274,770
Robert Half International, Inc.	2,600	70,096
Rockwell Automation, Inc.	2,800	158,592
Rockwell Collins, Inc.	2,800	133,252
Ryder System, Inc.	1,000	41,700
Southwest Airlines Co.	11,580	164,899
Textron, Inc.	2,200	164,164
Tyco International, Ltd.	31,770	1,073,826
Union Pacific Corp.	4,100	285,770
United Parcel Service, Inc. - Class B	17,700	1,287,498
United Technologies Corp.	8,100	823,446
W.W. Grainger, Inc.	1,300	80,951
Waste Management, Inc.	9,057	261,294
Total		20,386,958

Information Technology (14.7%)
*ADC Telecommunications, Inc.	12,800	25,472
Adobe Systems, Inc.	3,800	255,246
*Advanced Micro Devices, Inc.	6,100	98,332
*Affiliated Computer Services, Inc. - Class A	2,000	106,480
*Agilent Technologies, Inc.	6,746	149,761
*Altera Corp.	5,924	117,177
Analog Devices, Inc.	5,900	213,226
*Andrew Corp.	2,500	29,275
*Apple Computer, Inc.	12,700	529,209
*Applied Materials, Inc.	26,900	437,125

March 31, 2005

	Shares/Par	$ Value

Information Technology (continued)
*Applied Micro Circuits Corp.	4,900	16,121
Autodesk, Inc.	3,600	107,136
Automatic Data Processing, Inc.	9,250	415,788
*Avaya, Inc.	7,277	84,995
*BMC Software, Inc.	3,500	52,500
*Broadcom Corp. - Class A	4,600	137,632
*CIENA Corp.	9,000	15,480
*Cisco Systems, Inc.	104,133	1,862,939
*Citrix Systems, Inc.	2,700	64,314
Computer Associates International, Inc.	8,300	224,930
*Computer Sciences Corp.	3,000	137,550
*Compuware Corp.	6,100	43,920
*Comverse Technology, Inc.	3,100	78,182
*Convergys Corp.	2,200	32,846
*Corning, Inc.	22,200	247,086
*Dell, Inc.	39,300	1,509,906
*Electronic Arts, Inc.	4,800	248,544
Electronic Data Systems Corp.	8,133	168,109
*EMC Corp.	37,912	467,076
First Data Corp.	13,153	517,044
*Fiserv, Inc.	3,100	123,380
*Freescale Semiconductor Inc.	6,214	107,192
*Gateway, Inc.	4,700	18,941
Hewlett-Packard Co.	47,736	1,047,328
Intel Corp.	99,994	2,322,861
International Business Machines Corp.	26,351	2,407,954
*Intuit, Inc.	3,000	131,310
*Jabil Circuit, Inc.	2,900	82,708
*JDS Uniphase Corp.	22,800	38,076
*KLA-Tencor Corp.	3,100	142,631
*Lexmark International, Inc. - Class A	2,000	159,940
Linear Technology Corp.	4,900	187,719
*LSI Logic Corp.	6,100	34,099
*Lucent Technologies, Inc.	69,884	192,181
Maxim Integrated Products, Inc.	5,100	208,437
*Mercury Interactive Corp.	1,300	61,594
*Micron Technology, Inc.	9,700	100,298
Microsoft Corp.	159,900	3,864,782
Molex, Inc.	2,650	69,854
Motorola, Inc.	38,460	575,746
National Semiconductor Corp.	5,628	115,993
*NCR Corp.	2,900	97,846
*Network Appliance, Inc.	5,700	157,662
*Novell, Inc.	5,900	35,164
*Novellus Systems, Inc.	2,200	58,806
*NVIDIA Corp.	2,600	61,776
*Oracle Corp.	69,725	870,168
*Parametric Technology Corp.	4,300	24,037

	Shares/Par	$ Value
Information Technology (continued)
Paychex, Inc.	5,625	184,613
*PMC-Sierra, Inc.	2,800	24,640
*QLogic Corp.	1,500	60,750
QUALCOMM, Inc.	25,900	949,235
Sabre Holdings Corp. - Class A	2,111	46,189
*Sanmina-SCI Corp.	8,200	42,804
Scientific-Atlanta, Inc.	2,400	67,728
* Siebel Systems, Inc.	8,000	73,040
*Solectron Corp.	15,400	53,438
*Sun Microsystems, Inc.	53,149	214,722
*SunGard Data Systems, Inc.	4,600	158,700
*Symantec Corp.	11,200	238,896
Symbol Technologies, Inc.	3,850	55,787
Tektronix, Inc.	1,400	34,342
*Tellabs, Inc.	7,300	53,290
*Teradyne, Inc.	3,100	45,260
Texas Instruments, Inc.	27,325	696,514
*Unisys Corp.	5,300	37,418
*VERITAS Software Corp.	6,638	154,134
*Xerox Corp.	15,100	228,765
Xilinx, Inc.	5,500	160,765
*Yahoo!, Inc.	20,400	691,560
Total		25,964,474

Materials (3.1%)
Air Products and Chemicals, Inc.	3,600	227,844
Alcoa, Inc.	13,786	418,957
Allegheny Technologies, Inc.	1,400	33,754
Ball Corp.	1,800	74,664
Bemis Co., Inc.	1,700	52,904
The Dow Chemical Co.	14,911	743,313
E. I. du Pont de Nemours and Co.	15,727	805,851
Eastman Chemical Co.	1,200	70,800
Ecolab, Inc.	3,500	115,675
Engelhard Corp.	1,900	57,057
Freeport-McMoRan Copper & Gold, Inc. - Class B	2,700	106,947
Georgia-Pacific Corp.	4,096	145,367
Great Lakes Chemical Corp.	800	25,696
*Hercules, Inc.	1,800	26,064
International Flavors & Fragrances, Inc.	1,425	56,288
International Paper Co.	7,686	282,768
Louisiana-Pacific Corp.	1,700	42,738
MeadWestvaco Corp.	3,176	101,060
Monsanto Co.	4,140	267,030
Newmont Mining Corp.	7,058	298,201
Nucor Corp.	2,500	143,900
*Pactiv Corp.	2,300	53,705
Phelps Dodge Corp.	1,496	152,188

	Shares/Par	$ Value
Materials (continued)
PPG Industries, Inc.	2,700	193,104
Praxair, Inc.	5,100	244,086
Rohm and Haas Co.	3,105	149,040
*Sealed Air Corp.	1,314	68,249
Sigma-Aldrich Corp.	1,100	67,375
Temple-Inland, Inc.	900	65,295
United States Steel Corp.	1,800	91,530
Vulcan Materials Co.	1,600	90,928
Weyerhaeuser Co.	3,800	260,300
Total		5,532,678

Telecommunication Services (3.0%)
ALLTEL Corp.	4,800	263,280
AT&T Corp.	12,582	235,913
BellSouth Corp.	29,000	762,410
CenturyTel, Inc.	2,100	68,964
Citizens Communications Co.	5,300	68,582
*Nextel Communications, Inc. - Class A	17,617	500,675
*Qwest Communications International, Inc.	26,400	97,680
SBC Communications, Inc.	52,418	1,241,782
Sprint Corp.	23,250	528,938
Verizon Communications, Inc.	43,754	1,553,267
Total		5,321,491

Utilities (3.1%)
*The AES Corp.	10,225	167,486
*Allegheny Energy, Inc.	2,200	45,452
Ameren Corp.	3,100	151,931
American Electric Power Co., Inc.	6,300	214,578
*Calpine Corp.	8,500	23,800
Centerpoint Energy, Inc.	4,573	55,013
Cinergy Corp.	3,000	121,560
*CMS Energy Corp.	3,100	40,424
Consolidated Edison, Inc.	3,825	161,339
Constellation Energy Group	2,800	144,760
Dominion Resources, Inc.	5,242	390,162
DTE Energy Co.	2,800	127,344
Duke Energy Corp.	15,162	424,688
*Dynegy, Inc. - Class A	5,200	20,332
Edison International	5,200	180,544
Entergy Corp.	3,500	247,310
Exelon Corp.	10,474	480,652
FirstEnergy Corp.	5,237	219,692
FPL Group, Inc.	5,900	236,885
KeySpan Corp.	2,500	97,425
Nicor, Inc.	700	25,963
NiSource, Inc.	4,251	96,880
Peoples Energy Corp.	600	25,152
PG&E Corp.	5,800	197,780
Pinnacle West Capital Corp.	1,400	59,514

	Shares/Par	$ Value
Utilities (continued)
PPL Corp.	2,998	161,862
Progress Energy, Inc.	3,893	163,311
Public Service Enterprise Group, Inc.	3,724	202,548
Sempra Energy	3,651	145,456
The Southern Co.	11,700	372,411
TECO Energy, Inc.	3,200	50,176
TXU Corp.	3,797	302,355
(b) Xcel Energy, Inc.	6,340	108,921
Total		5,463,706
Total Common Stocks (Cost $149,517,874)		170,976,298

Money Market Investments (3.3%)
Federal Government & Agencies (0.6%)
(b) Federal Home Loan Mortgage Corp., 2.90%, 6/30/05	1,100,000	1,092,157

Finance Lessors (1.7%)
(b) Ranger Funding Co. LLC, 2.63%, 4/1/05	3,000,000	3,000,000

Short Term Business Credit (1.0%)
(b) UBS Finance Delaware, LLC, 2.83%, 4/1/05	1,800,000	1,800,000
Total Money Market Investments (Cost $5,892,025)		5,892,157
Total Investments (100.0%) (Cost $155,409,899)(a)		176,868,455
Other Assets, Less Liabilities (0.0%)		33,230
Total Net Assets (100.0%)		176,901,685

*	Non-Income Producing

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $155,771,153 and the net unrealized appreciation of investments based on that cost was $21,097,302 which is comprised of $34,844,779 aggregate gross unrealized appreciation and $13,747,477 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P 500 Index Futures (Total notional value at 03/31/05, $6,012,387)	20	6/05	$(92,887)

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Asset Allocation Fund

Objective:  To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

Portfolio:  The normal range of investments is 45-75% stocks, 20-50% bonds and 0-20% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

Strategy:  To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

Net Assets:  $203.3 million

The Asset Allocation Fund seeks to realize as high a level of total return as is consistent with reasonable investment risk. The Fund follows a flexible policy for allocating assets among equity securities, debt investments and cash or cash equivalents. The Fund’s portfolio will consist normally of 45-75% equities, 20-50% debt and 0-20% cash or cash equivalents. Up to 50% of its net assets may be invested in foreign stocks. The Fund may invest up to 20% of its total assets in non-investment grade debt obligations. The Fund’s strategy is to adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions. The Fund’s advisor intends to actively manage the Fund’s assets, maintaining a balance over time between investment opportunities and their potential risks.

For the fiscal year ended March 31, 2005, the Asset Allocation Fund returned 5.61% (Class A shares before sales charges). For the twelve months ended March 31, 2005, the return for the S&P 500® Index was 6.69%, the return for the Merrill Lynch Domestic Master Index was 1.19%, and the return for the Merrill Lynch 91-Day Treasury Bill Index was 1.67%. These indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges. Please note that since the Fund allocates assets between stocks and bonds, no one equity index or bond index can provide a meaningful comparison for Fund performance as a whole. The average return for the Fund’s peer group, Flexible Portfolio Funds, was 4.53% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005, the S&P 500® Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 SmallCap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were down -0.40%.

The bond market was mixed for the twelve months ended March 31, 2005. Investment grade bonds performed poorly, while the high yield segment fared relatively well. The major themes in the Treasury market over the last twelve months were the increasing yields across most maturities and the dramatic flattening of the yield curve. From March 31, 2004 to March 31, 2005, short-term interest rates rose as the Federal Reserve Board increased rates on Federal Funds seven times. The rate, which was at 1% last summer, rose to 2.75% by the end of March, 2005. Rates on long-term bonds, however, declined slightly during this period as the yield curve flattened.

During 2004, investors continued to show a preference for riskier areas of the market, bidding up smaller and mid-sized companies, as well as foreign stocks. The Fund’s high quality discipline within its large cap equity portfolio was not helped by this development. This portion of the portfolio also was hurt by some of its individual stock selections. The Fund’s exposure to non-traditional assets, including international stocks and below investment grade bonds, contributed to performance during the fiscal year, as speculative issues in both the stock and bond markets outperformed safer issues. Within equities, the Fund overweighted its international portfolio, and that move proved beneficial as foreign stocks posted the highest returns of any asset class during the twelve months ended March 31, 2005.

The Fund began the fiscal year with an allocation of 59.8% in equities (31.1% in large cap stocks, 13.0% in small and mid cap stocks) 15.7% in foreign stocks, and 40.2% in bonds and cash equivalents (30.6% in investment grade bonds, 7.2% in below investment grade bonds, and 2.4% in cash and cash equivalents). Allocations to equities and bonds were changed during this fiscal year period, as assets were shifted into the stock market and out of bonds, particularly away from investment grade bonds, which substantially underperformed high yield bonds for the fiscal year. By March 31, 2005, the Fund’s equity allocation had been increased to 62.0%, with 32.2% in large cap stocks, 12.8% in small and mid cap stocks and 17.0.% in foreign stocks. The bond portion of the portfolio had been reduced to 34.7% of the Fund’s assets, with 27.7% in investment grade bonds and 7.0% in below investment grade bonds. Cash increased slightly to 3.3% of assets during the same period.

As we enter the first quarter of the new fiscal year, investor optimism is mixed. Following a spectacular fourth quarter of 2004, the markets reversed course during the first quarter of 2005 and investors gave back much of the previous quarter’s gains. The Fund’s positioning going into the new fiscal year still emphasizes large cap stocks over smaller caps, as we believe large caps are attractively valued. We also continue to emphasize international stocks, as that sector continues to be attractive. Throughout the coming fiscal year, we will continue to evaluate each asset class individually and comparatively, and choose the asset allocation we believe will most likely maximize overall long-term returns for investors.

Asset Allocation 3/31/05

Asset Allocation is based on invested assets.

Asset Allocation is subject to change.

Top 5 Equity Holdings 3/31/05

Company	% Net Assets
General Electric Co.	0.94%
Microsoft Corp.	0.69%
DaVita, Inc.	0.65%
Altria Group, Inc.	0.52%
Caremark Rx, Inc.	0.51%

Top 5 Fixed Income Holdings 3/31/05

Company	% Net Assets
United States Treasury Notes/Bonds, Various	6.86%
Federal National Mortgage Association, Various	4.74%
Federal Home Loan Mortgage Corporation, Various	1.37%
Hewlett Packard Co., 6.50%, 7/1/12	0.54%
Peco Energy Co., 4.75%, 10/1/12	0.49%

March 31, 2005

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2005, would have resulted in a final value of $11,003. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Asset Allocation Fund (Class A – without initial sales charge)	5.61%	1.44%	8.57%
Asset Allocation Fund (Class A – with initial sales charge)	.61%	.47%	7.91%
S&P 500® Index	6.69%	-3.16%	7.32%
Merrill Lynch Domestic Master Index	1.19%	7.15%	7.00%
Merrill Lynch Three Month Treasury Bill Index	1.67%	2.78%	3.67%
Citigroup U.S. Broad Investment Grade (BIG) Bond Index	1.23%	7.16%	6.98%
Citigroup High Yield Cash Pay Index	6.86%	8.04%	6.68%
Flexible Portfolio Funds Lipper Average	4.53%	1.11%	—

Fund inception date is 3/31/97.

*Returns are annualized.

No investment strategy can guarantee a profit or protect against a loss.

In the graph, the Fund is compared against five Indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised on U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of the underlying securities. The Index cannot be invested in directly and does not include sales charges.

The Merrill Lynch Three Months T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgage, asset-backed, and investment-grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US $1 Billion for Treasuries, US $5 Billion for mortgages, and US $200 million for credit, asset-backed, and government-sponsored issues. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Citigroup High Yield Cash Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year and a minimum amount outstanding of US $100 million. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The fund is changing its benchmark index from the Lehman Brothers High Yield Intermediate Market Index to the Citigroup High Yield Cash Pay Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Lehman Brothers Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Fund is changing its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Fund to enhance its analysis of performance relative to the benchmark.

The Lipper Equity Fund Performance Analysis Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

March 31, 2005

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Asset Allocation Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,064.50	$6.92
Hypothetical (5% return before expenses)	$1,000.00	$1,017.92	$6.76

Asset Allocation Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,061.00	$10.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$10.00

Asset Allocation Fund Class C

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,061.10	$10.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$10.00

*	Expenses are equal to the annualized expense ratio of 1.35% for Class A shares, 2.00% for Class B shares, and 2.00% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Asset Allocation Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Domestic Common Stocks and Warrants (38.0%)
LARGE CAP COMMON STOCK (25.1%)
Consumer Discretionary (4.8%)
*Bed Bath & Beyond, Inc.	6,500	237,510
Best Buy Co., Inc.	5,100	275,451
Carnival Corp.	9,700	502,557
*Comcast Corp. - Class A	9,000	304,020
*eBay, Inc.	6,600	245,916
Fortune Brands, Inc.	12,600	1,015,938
Harley-Davidson, Inc.	7,800	450,528
J. C. Penney Co., Inc.	13,500	700,920
*Kohl’s Corp.	7,500	387,225
Lowe’s Companies, Inc.	8,700	496,683
McDonald’s Corp.	13,700	426,618
The McGraw - Hill Companies, Inc.	6,200	540,950
News Corp. - Class A	27,700	468,684
NIKE, Inc. - Class B	5,900	491,529
Omnicom Group, Inc.	7,400	655,048
PETsMART, Inc.	10,000	287,500
Staples, Inc.	15,700	493,451
Target Corp.	19,400	970,388
Time Warner, Inc.	23,100	405,405
Viacom, Inc. - Class B	10,200	355,266
Total		9,711,587

Consumer Staples (2.0%)
Altria Group, Inc.	16,100	1,052,779
Avon Products, Inc.	10,900	468,046
PepsiCo, Inc.	14,000	742,420
The Procter & Gamble Co.	8,900	471,700
Wal-Mart Stores, Inc.	16,600	831,826
Walgreen Co.	10,400	461,968
Total		4,028,739

Energy (1.9%)
BP PLC, ADR	4,200	262,080
ConocoPhillips	6,100	657,824
EOG Resources, Inc.	16,200	789,588
Exxon Mobil Corp.	16,900	1,007,240
Halliburton Co.	13,600	588,200
Noble Corp.	9,500	533,995
Total		3,838,927

Financials (3.7%)
American Express Co.	7,700	395,549
American International Group, Inc.	12,500	692,625
Capital One Financial Corp.	5,000	373,850
The Chubb Corp.	7,100	562,817

	Shares/Par	$ Value
Financials (continued)
Citigroup, Inc.	16,500	741,510
Freddie Mac	3,600	227,520
Genworth Financial, Inc.	13,500	371,520
The Goldman Sachs Group, Inc.	4,200	461,958
Legg Mason, Inc.	4,000	312,560
Lehman Brothers Holdings, Inc.	4,800	451,968
Morgan Stanley	8,200	469,450
Prudential Financial, Inc.	10,300	591,220
U.S. Bancorp	18,700	538,934
Wachovia Corp.	8,500	432,735
Wells Fargo & Co.	15,400	920,920
Total		7,545,136

Health Care (3.9%)
Abbott Laboratories	14,200	662,004
*Amgen, Inc.	15,700	913,897
*Boston Scientific Corp.	7,800	228,462
Caremark Rx, Inc.	12,300	489,294
Eli Lilly and Co.	7,100	369,910
*Fisher Scientific International, Inc.	6,300	358,596
*Genentech, Inc.	7,100	401,931
*Gilead Sciences, Inc.	12,000	429,600
Guidant Corp.	1,700	125,630
Johnson & Johnson	14,100	946,956
Medtronic, Inc.	9,900	504,405
Pfizer, Inc.	27,600	725,052
*St. Jude Medical, Inc.	13,000	468,000
Teva Pharmaceutical Industries, Ltd., ADR	16,300	505,300
UnitedHealth Group, Inc.	2,900	276,602
*Zimmer Holdings, Inc.	6,100	474,641
Total		7,880,280

Industrials (2.1%)
3M Co.	2,200	188,518
American Standard Companies, Inc.	4,200	195,216
Burlington Northern Santa Fe Corp.	9,100	490,763
Caterpillar, Inc.	3,300	301,752
FedEx Corp.	5,800	544,910
General Electric Co.	53,100	1,914,786
Tyco International, Ltd.	19,400	655,720
Total		4,291,665

Information Technology (5.2%)
*Accenture Ltd. - Class A	13,900	335,685
*Advanced Micro Devices, Inc.	14,800	238,576
*Affiliated Computer Services, Inc. - Class A	9,200	489,808

March 31, 2005

	Shares/Par	$ Value
Information Technology (continued)
*ASML Holding N.V.	24,400	409,188
*Broadcom Corp. - Class A	11,300	338,096
*Cisco Systems, Inc.	44,400	794,316
*Dell, Inc.	20,600	791,452
First Data Corp.	12,500	491,375
*Fiserv, Inc.	9,300	370,140
*Google, Inc. - Class A	1,000	180,510
Hewlett-Packard Co.	14,100	309,354
Intel Corp.	27,300	634,179
International Business Machines Corp.	6,400	584,832
*Lexmark International, Inc. - Class A	5,600	447,832
Microsoft Corp.	58,300	1,409,111
National Semiconductor Corp.	24,700	509,067
*Oracle Corp.	31,400	391,872
Seagate Technology, ADR	11,600	226,780
Taiwan Semiconductor, ADR	36,478	309,333
Telefonaktiebolget LM Ericsson	12,200	344,040
Texas Instruments, Inc.	16,200	412,938
*VeriSign, Inc.	12,900	370,230
*Yahoo!, Inc.	11,294	382,867
Total		10,771,581

Materials (1.0%)
Alcoa, Inc.	20,900	635,151
Newmont Mining Corp.	6,000	253,500
Praxair, Inc.	13,000	622,180
Weyerhaeuser Co.	8,100	554,850
Total		2,065,681

Other Holdings (0.1%)
Nasdaq-100 Trust, Series 1	4,000	146,200

Telecommunication Services (0.4%)
Sprint Corp.	10,800	245,700
Vodafone Group PLC, ADR	18,500	491,360
Total		737,060
TOTAL LARGE CAP COMMON STOCK		51,016,856

SMALL CAP COMMON STOCK (12.9%)
Consumer Discretionary (2.8%)
*AnnTaylor Stores Corp.	11,325	289,807
Choice Hotels International, Inc.	3,600	223,020
*Coach, Inc.	4,500	254,835
*Digital Theater Systems, Inc.	9,800	177,478
Garmin, Ltd.	4,600	213,072
*Hibbett Sporting Goods, Inc.	5,700	171,228

	Shares/Par	$ Value
Consumer Discretionary (continued)
Jones Apparel Group, Inc.	5,500	184,195
Lamar Advertising Co. - Class A	7,900	318,291
Leggett & Platt, Inc.	17,700	511,176
Michaels Stores, Inc.	16,300	591,690
*O’Reilly Automotive, Inc.	18,600	921,258
Orient-Express Hotel, Ltd. - Class A	10,300	268,830
*Pinnacle Entertainment, Inc.	13,700	228,790
*Pixar, Inc.	2,600	253,630
Polaris Industries, Inc.	2,600	182,598
*Scientific Games Corp.	7,500	171,375
*Sharper Image Corp.	5,900	97,999
Station Casinos, Inc.	5,000	337,750
The Talbots, Inc.	6,600	211,068
*Westwood One, Inc.	4,700	95,645
Total		5,703,735

Energy (0.9%)
BJ Services Co.	5,300	274,964
CARBO Ceramics, Inc.	1,500	105,225
*Grant Prideco, Inc.	4,700	113,552
*Grey Wolf, Inc.	17,500	115,150
*National Oilwell Varco, Inc.	9,500	443,650
*Newfield Exploration Co.	2,600	193,076
Patterson-UTI Energy, Inc.	7,000	175,140
Smith International, Inc.	6,200	388,926
Total		1,809,683

Financials (1.0%)
Assured Guaranty, Ltd.	7,400	132,830
BankAtlantic Bancorp, Inc. - Class A	7,600	132,240
*CapitalSource, Inc.	8,500	195,500
Greenhill & Co., Inc.	2,100	75,180
Investors Financial Services Corp.	16,500	807,015
Main Street Banks, Inc.	3,700	97,976
*optionsXpress Holdings, Inc.	8,105	131,220
*Silicon Valley Bancshares	5,700	251,142
*Trammell Crow Co.	10,800	222,156
Total		2,045,259

Health Care (3.2%)
*The Advisory Board Co.	2,000	87,400
*Angiotech Pharmaceuticals, Inc., ADR	10,100	155,035
*Caremark Rx, Inc.	13,845	550,754
*Cytyc Corp.	8,800	202,488
*DaVita, Inc.	31,800	1,330,830
Health Management Associates, Inc. - Class A	17,000	445,060

	Shares/Par	$ Value
Health Care (continued)
*Horizon Health Corp.	900	38,250
*Impax Laboratories, Inc.	9,300	148,800
*Kinetic Concepts, Inc.	6,300	375,795
*Kyphon, Inc.	7,500	188,775
*Lincare Holdings, Inc.	16,500	729,795
*Patterson Companies, Inc.	17,800	889,110
*Psychiatric Solutions, Inc.	6,800	312,800
*Radiation Therapy Services, Inc.	9,800	186,004
*Renal Care Group, Inc.	13,800	523,572
*Syneron Medical, Ltd., ADR	2,100	66,906
*Varian Medical Systems Inc.	6,000	205,680
*Waters Corp.	2,900	103,791
Total		6,540,845

Industrials (1.6%)
*Arbinet Holdings, Inc.	800	15,240
Brady Corp. - Class A	5,800	187,630
C.H. Robinson Worldwide, Inc.	8,700	448,311
The Corporate Executive Board Co.	5,200	332,540
Forward Air Corp.	5,700	242,706
*Intersections, Inc.	9,300	135,315
J.B. Hunt Transport Services, Inc.	7,100	310,767
Knight Transportation, Inc.	15,530	383,125
L-3 Communications Holdings, Inc.	2,800	198,856
*Marlin Business Services, Inc.	7,500	152,850
MSC Industrial Direct Co., Inc. - Class A	12,400	378,944
Pentair, Inc.	3,400	132,600
Robert Half International, Inc.	9,800	264,208
Total		3,183,092

Information Technology (3.4%)
*Activision, Inc.	12,933	191,408
*Altera Corp.	11,800	233,404
*Amdocs, Ltd.	10,200	289,680
Amphenol Corp. - Class A	7,900	292,616
*Avaya, Inc.	16,000	186,880
CDW Corp.	3,900	221,052
*CheckFree Corp.	2,500	101,900
*Cogent, Inc.	9,600	241,728
*Cognos, Inc.	9,100	381,654
*Cree, Inc.	4,700	102,225
*Digital River, Inc.	8,500	264,860
*Dolby Laboratories, Inc. - Class A	800	18,800
*Essex Corp.	8,600	140,438

	Shares/Par	$ Value
Information Technology (continued)
*Genesis Microchip, Inc.	12,100	174,845
Harris Corp.	7,400	241,610
*Hewitt Associates, Inc.	9,100	242,060
*Integrated Circuit Systems, Inc.	13,800	263,856
*iPayment, Inc.	4,300	181,460
*Kanbay International, Inc.	4,800	98,208
*KLA-Tencor Corp.	5,700	262,257
*Kronos, Inc.	4,800	245,328
*Lam Research Corp.	10,700	308,802
Microchip Technology, Inc.	11,600	301,716
*MKS Instruments, Inc.	3,800	60,344
*NAVTEQ Corp.	2,700	117,045
Paychex, Inc.	8,450	277,329
*Semtech Corp.	6,000	107,220
*Silicon Laboratories, Inc.	5,800	172,318
*Tekelec	6,300	100,422
*Tessera Technologies, Inc.	6,000	259,380
*THQ, Inc.	2,900	81,606
*Verint Systems, Inc.	4,800	167,712
*VeriSign, Inc.	6,000	172,200
*Westell Technologies, Inc. - Class A	18,200	100,282
*Zebra Technologies Corp. - Class A	5,100	242,199
Total		6,844,844
TOTAL SMALL CAP COMMON STOCK		26,127,458

Warrants (0.0%)
Foods (0.0%)
B&G Foods, Inc. - EIS	4,189	62,416

Telecommunications (0.0%)
American Tower Corp. - Warrants	100	2,239
Horizon PCS, Inc. - Warrant 144A	50	1
IWO Holdings, Inc. 144A	50	1
Total		2,241

Transportation (0.0%)
RailAmerica Transportation Corp.	50	3,250
Total Warrants		67,907
Total Domestic Common Stocks and Warrants (Cost $64,733,388)		77,212,221

March 31, 2005

	Country	Shares/Par	$ Value
Foreign Common Stocks (16.9%)
Basic Materials (1.1%)
BASF AG	Germany	3,800	269,897
CRH PLC	Ireland	9,179	241,810
Italian-Thai Development PCL	Thailand	262,500	69,123
K+S AG	Germany	4,705	264,772
Kajima Corp.	Japan	38,000	157,386
Koninklijke BAM Groep NV	Netherlands	1,835	108,511
Nippon Steel Corp.	Japan	90,000	228,029
Sino Thai Engineering & Construction PCL	Thailand	206,600	59,685
Sino Thai Engineering & Construction PCL - Warrants	Thailand	34,433	3,592
Sumitomo Chemical Co., Ltd.	Japan	48,000	237,846
*Syngenta AG	Switzerland	2,865	300,226
*Umicore-Strip VVPR	Belgium	84	14
Wienerberger AG	Austria	5,419	247,272
Total			2,188,163

Conglomerates (0.3%)
Grupo Ferrovial SA	Spain	7,250	411,666
Nomura TOPIX Exchange Traded Fund	Japan	25,700	287,131
Total			698,797

Consumer Cyclical (3.1%)
Bridgestone Corp.	Japan	13,000	239,557
Carnival Corp.	Panama	5,145	266,562
Entergisul Co., Ltd.	Korea	4,823	116,360
Esprit Holdings, Ltd.	Hong Kong	58,500	399,408
Hilton Group PLC	United Kingdom	35,480	201,800
Hyundai Motor Co.	Korea	5,060	274,052
Intercontinental Hotels Group PLC	United Kingdom	7,964	92,927
Lagardere S.C.A.	France	3,510	266,407
Lottomatica SPA	Italy	6,745	244,925
Mediaset SPA	Italy	15,190	219,132
Next PLC	United Kingdom	9,210	277,061
NHK Spring Co., Ltd.	Japan	27,000	188,818
Nobia AB	Sweden	17,185	325,732
Nokian Renkaat OYJ	Finland	2,015	325,515

	Country	Shares/Par	$ Value
Consumer Cyclical (continued)
OPAP SA	Greece	10,865	318,280
Porsche AG	Germany	300	218,730
Punch Taverns PLC	United Kingdom	25,450	330,863
Ryohin Keikaku Co., Ltd.	Japan	4,700	232,891
Signet Group PLC	United Kingdom	99,020	201,142
Square Enix Co., Ltd.	Japan	7,900	242,997
Swatch Group AG	Switzerland	1,810	249,655
Techtronic Industries Co.	Hong Kong	123,500	272,356
*Urbi Desarrollos Urbanos SA	Mexico	25,215	126,284
USS Co., Ltd.	Japan	2,740	212,622
*Vivendi Universal SA	France	6,410	196,855
Wal-Mart de Mexico SA de CV	Mexico	52,071	182,224
Wolseley PLC	United Kingdom	11,325	237,110
Total			6,460,265

Consumer Non-Cyclical (1.4%)
*Cott Corp., ADR	Canada	6,460	156,526
Metro AG	Germany	4,035	217,157
Natura Cosmeticos SA	Brazil	8,630	232,297
Nestle SA	Switzerland	770	211,412
Nong Shim Co., Ltd.	Korea	680	194,190
Puma AG	Germany	1,340	335,122
Reckitt Benckiser PLC	United Kingdom	7,755	246,479
*Royal Numico NV	Netherlands	6,115	250,818
SABMiller PLC	United Kingdom	13,700	214,479
Swedish Match AB	Sweden	27,525	338,044
Tesco PLC	United Kingdom	58,670	350,883
Total			2,747,407

Energy (1.0%)
*APL ASA	Norway	950	8,049
*Awilco Offshore ASA	Norway	21,035	73,288
BG Group PLC	United Kingdom	35,270	274,084
BP PLC, ADR	United Kingdom	21,500	222,837
EnCana Corp.	Canada	4,580	318,860
Eni SPA	Italy	11,480	298,846
Technip SA	France	1,607	269,421
*TGS Nopec Geophysical Co. ASA	Norway	4,215	124,159
Total SA	France	830	194,706

	Country	Shares/Par	$ Value
Energy (continued)
*Western Oil Sands, Inc.	Canada	6,655	305,288
Total			2,089,538

Financials (3.6%)
*Admiral Group PLC	United Kingdom	30,570	201,601
Aktiv Kapital ASA	Norway	2,595	48,391
Allianz AG	Germany	1,835	233,644
Alpha Bank AE	Greece	8,442	285,042
AMP, Ltd.	Australia	47,265	258,858
Anglo Irish Bank Corp. PLC	Ireland	27,558	691,243
Banca Fideuram SPA	Italy	25,905	132,818
*Banco Espanol de Credito SA	Spain	17,730	278,817
Banco Popolare di Verona e Novara Scrl	Italy	15,045	281,370
Bangkok Bank PCL	Thailand	32,200	92,200
Bank of Yokohama	Japan	39,000	238,463
BNP Paribas	France	3,380	240,067
The Chiba Bank, Ltd.	Japan	33,000	214,117
Credit Saison Co., Ltd.	Japan	6,400	230,965
Credit Suisse Group	Switzerland	5,740	247,293
DNB NOR ASA	Norway	29,070	298,094
Erste Bank Der Oester	Austria	5,160	270,594
Fondiaria - Sai SPA	Italy	8,710	242,473
ForeningsSparbanken AB	Sweden	10,475	248,371
Hansabank, Ltd.	Estonia	1,400	24,563
HSBC Holdings PLC	Hong Kong	14,268	226,844
ING Groep NV	Netherlands	9,613	291,098
Kookmin Bank	Korea	5,460	243,832
Man Group PLC	United Kingdom	7,185	186,546
Manulife Financial Corp.	Canada	5,220	250,142
MPC Muenchmeyer Petersen Capital AG	Germany	735	51,105
OTP Bank Rt.	Hungary	12,605	431,963
Prudential PLC	United Kingdom	12,075	115,454
PT Bank Rakyat Indonesia	Indonesia	692,500	208,408
Royal Bank of Scotland Group PLC	United Kingdom	7,256	230,893

	Country	Shares/Par	$ Value
Financials (continued)
Storebrand ASA	Norway	33,280	303,053
Total			7,298,322

Health Care (1.4%)
*Capio AB	Sweden	15,125	229,778
CSL, Ltd.	Australia	11,870	313,843
*Elekta AB	Sweden	7,155	259,048
GN Store Nord	Denmark	21,390	246,282
Nobel Biocare Holding AG	Switzerland	1,405	296,761
Novartis AG	Switzerland	4,460	208,799
Roche Holding AG	Switzerland	2,375	255,453
Schwarz Pharma AG	Germany	6,395	282,582
Smith & Nephew PLC	United Kingdom	26,110	245,455
Stada Arzneimittel AG	Germany	8,150	258,448
Synthes, Inc.	Switzerland	1,930	215,362
Total			2,811,811

Industrial Goods (1.9%)
Adecco SA	Switzerland	4,140	228,205
Atlas Copco AB	Sweden	6,250	300,378
Capita Group PLC	United Kingdom	40,980	291,160
Chiyoda Corp.	Japan	34,000	355,068
Cobham Group PLC	United Kingdom	6,510	171,850
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	Korea	14,780	277,989
*Deutz AG	Germany	17,490	85,468
Hays PLC	United Kingdom	97,960	246,191
Intertek Group PLC	United Kingdom	4,600	67,234
Keyence Corp.	Japan	1,000	232,236
Kubota Corp.	Japan	55,000	294,129
Meggitt PLC	United Kingdom	45,583	226,748
Metso OYJ	Finland	6,750	121,237
Neopost SA	France	3,920	340,320
Vinci SA	France	2,690	388,762
Volvo AB	Sweden	5,125	227,391
Total			3,854,366

Technology (1.9%)
*Axalto Holding NV	France	9,405	311,691
Canon, Inc.	Japan	4,300	231,161
*Cap Gemini SA	France	6,380	223,048
Dassault Systemes SA	France	4,155	196,561
*Ericsson LM - B Shares	Sweden	100,155	282,980

March 31, 2005

	Country	Shares/Par	$ Value
Technology (continued)
Fuji Photo Film Co., Ltd.	Japan	5,400	197,906
*Gresham Computing PLC	United Kingdom	38,655	210,363
Hoya Corp.	Japan	1,900	209,611
Indra Sistemas SA	Spain	15,650	281,498
Infosys Technologies, Ltd.	India	5,533	288,403
*Jusung Engineering Co., Ltd.	Korea	16,330	208,246
*Kontron AG	Germany	27,779	260,663
Nidec Corp.	Japan	2,000	248,691
Siemens AG	Germany	3,050	241,997
Tandberg ASA	Norway	18,535	194,467
*Tandberg Television ASA	Norway	19,740	248,532
Telechips, Inc.	Korea	5,435	92,055
Total			3,927,873

Telecommunications (0.5%)
*Jupiter Telecommunications Co., Ltd.	Japan	126	100,720
*Mobistar SA	Belgium	4,180	368,053
Telefonica SA	Spain	13,736	239,930
Telenor ASA	Norway	23,025	207,846
Vodafone Group PLC, ADR	United Kingdom	68,205	181,078
Total			1,097,627

Transportation (0.4%)
Canadian National Railway Co.	Canada	4,835	307,120
Fraport AG	Germany	4,589	188,644
*Golar LNG, Ltd.	Norway	4,925	62,397
Kamigumi Co., Ltd.	Japan	25,000	205,538
Total			763,699

Utilities (0.3%)
Iberdrola SA	Spain	10,890	285,610
RWE AG	Germany	3,825	231,904
Total			517,514
Total Foreign Common Stocks (Cost $24,683,710)			34,455,382

	Shares/Par	$ Value
Revenue Bond (0.1%)
Municipal Bond - Revenue (0.1%)
Nashville & Davidson County, Tennessee Health and Educational Facilities Board of The Metropolitan Government, 0.00%, 6/1/21, RB	400,000	181,160
Total Revenue Bond (Cost $176,402)		181,160

Investment Grade Bond (12.6%)
Aircraft (0.1%)
Lockheed Martin Corp., 8.50%, 12/1/29	130,000	176,147

Auto Related (0.6%)
American Honda Finance, 4.50%, 5/26/09 144A	350,000	349,199
Ford Motor Credit Co., 5.70%, 1/15/10	100,000	94,196
Ford Motor Credit Co., 7.375%, 10/28/09	155,000	155,677
General Motors Acceptance Corp., 5.625%, 5/15/09	200,000	182,455
General Motors Acceptance Corp., 6.75%, 12/1/14	110,000	95,018
General Motors Corp., 8.375%, 7/15/33	180,000	154,032
Toyota Motor Credit Corp., 2.70%, 1/30/07	400,000	390,335
Total		1,420,912

Automobiles and Other Motor Vehicles (0.1%)
Ford Motor Co., 7.45%, 7/16/31	195,000	176,394

Autos/Vehicle Parts (0.0%)
Dana Corp., 5.85%, 1/15/15 144A	100,000	88,089

Bank Holding Companies (0.1%)
Chuo Mitsui Trust and Banking Co., 5.506%, 4/15/15 144A	260,000	248,604

Beverages, Malt Beverages (0.4%)
Anheuser-Busch Companies, Inc., 7.00%, 12/1/25	280,000	293,127
Anheuser-Busch Companies, Inc., 7.50%, 3/15/12	57,000	65,863

	Shares/Par	$ Value
Beverages, Malt Beverages (continued)
Coca-Cola Enterprises, Inc., 5.25%, 5/15/07	150,000	153,077
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06	250,000	254,105
PepsiAmericas, Inc., 4.875%, 1/15/15	150,000	146,830
Total		913,002

Cable and Other Pay Television Services (0.3%)
Comcast Corp., 5.30%, 1/15/14	250,000	247,287
Echostar Corp., 6.375%, 10/1/11	195,000	191,100
Time Warner Entertainment Co., 8.375%, 7/15/33	85,000	106,852
Total		545,239

Commercial Banks (1.4%)
Bank of America Corp., 5.375%, 6/15/14	35,000	35,559
Bank of America Corp., 7.40%, 1/15/11	66,000	74,405
The Bank of New York Co., Inc., 4.95%, 3/15/15	285,000	280,543
Bank One Corp., 5.25%, 1/30/13	250,000	252,010
Citigroup, Inc., 4.50%, 7/29/09	160,000	157,582
Compass Bank, 5.50%, 4/1/20	150,000	149,705
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	199,000	199,438
PNC Bank NA, 5.25%, 1/15/17	200,000	197,036
Rabobank Capital Fund II, 5.26%, 12/31/13 144A	95,000	95,424
Royal Bank of Scotland Group PLC, 5.05%, 1/8/15	350,000	347,329
UnionBanCal Corp., 5.25%, 12/16/13	350,000	348,284
US Bank NA, 4.95%, 10/30/14	170,000	167,838
Wachovia Bank NA, 4.80%, 11/1/14	150,000	145,514
Wachovia Bank NA, 4.875%, 2/1/15	100,000	97,293
Wells Fargo & Co., 4.20%, 1/15/10	250,000	244,443
Total		2,792,403

Consumer Non-Cyclical (0.4%)
The Clorox Co., 4.20%, 1/15/10 144A	195,000	191,665
The Gillette Co., 2.50%, 6/1/08	350,000	333,928
Johnson & Johnson, Inc., 6.625%, 9/1/09	250,000	270,174
Total		795,767

	Shares/Par	$ Value
Crude Petroleum and Natural Gas (0.5%)
Conoco Funding Co., 6.35%, 10/15/11	335,000	365,105
Kerr-McGee Corp., 6.95%, 7/1/24	95,000	97,534
Kerr-McGee Corp., 7.875%, 9/15/31	40,000	45,135
Occidental Petroleum, 4.00%, 11/30/07	130,000	128,364
Occidental Petroleum, 10.125%, 9/15/09	140,000	167,276
XTO Energy, Inc., 5.00%, 1/31/15	165,000	161,483
Total		964,897

Data Processing and Preparation (0.2%)
First Data Corp., 3.90%, 10/1/09	390,000	378,644

Eating Places (0.1%)
McDonald’s Corp., 3.875%, 8/15/07	135,000	133,810
McDonald’s Corp., 5.375%, 4/30/07	100,000	102,490
Total		236,300

Electric Services (1.6%)
Consumer Energy Co., 4.80%, 2/17/09	315,000	315,247
FPL Group Capital, Inc., 4.086%, 2/16/07	200,000	199,509
Indiana Michigan Power, 5.05%, 11/15/14	165,000	161,478
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	80,000	78,276
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	225,000	220,178
Oncor Electric Delivery, 6.375%, 1/15/15	70,000	75,423
PacifiCorp, 5.45%, 9/15/13	260,000	268,043
Peco Energy Co., 4.75%, 10/1/12	1,000,000	994,023
PPL Electric Utilities Corp., 4.30%, 6/1/13	450,000	424,876
Public Service Electric & Gas Corp., 5.00%, 1/1/13	100,000	100,018
Puget Energy, Inc., 3.363%, 6/1/08	120,000	115,825
Virginia Electric & Power Co., 5.25%, 12/15/15	200,000	199,725
Total		3,152,621

March 31, 2005

	Shares/Par	$ Value
Electrical Equipment and Supplies (0.1%)
Cooper Industries, Inc., 5.50%, 11/1/09	200,000	206,258

Electronic Components and Accessories (0.2%)
Raytheon Co., 5.50%, 11/15/12	315,000	325,343

Electronic Computers (0.5%)
Hewlett-Packard Co., 6.50%, 7/1/12	1,000,000	1,090,519

Federal Savings Institutions (0.3%)
Washington Mutual, Inc., 5.00%, 3/22/12	260,000	258,515
World Savings Bank FSB, 4.125%, 12/15/09	355,000	346,614
Total		605,129

Finance Services (0.2%)
Household Finance Corp., 4.125%, 11/16/09	195,000	189,602
International Lease Finance Corp., 4.75%, 1/13/12	260,000	252,020
Total		441,622

Fire, Marine and Casualty Insurance (0.8%)
Berkshire Hathaway Finance, 3.40%, 7/2/07	250,000	246,350
Berkshire Hathaway Finance, 4.85%, 1/15/15 144A	520,000	509,032
Berkley (WR) Corp., 9.875%, 5/15/08	600,000	688,955
Progressive Corp., 6.375%, 1/15/12	200,000	215,713
Total		1,660,050

Food and Kindred Products (0.1%)
Albertson’s, Inc., 7.50%, 2/15/11	260,000	288,176

Forest Products (0.1%)
Weyerhaeuser Co., 7.375%, 3/15/32	195,000	227,975

Gas Transmission And Distribution (0.1%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	210,000	205,334

Health Care (0.1%)
Coventry Health Care, Inc., 6.125%, 1/15/15 144A	155,000	154,806

	Shares/Par	$ Value
Media (0.5%)
Time Warner, Inc., 6.875%, 5/1/12	165,000	180,194
Viacom, Inc., 5.625%, 5/1/07	600,000	614,104
Viacom, Inc., 7.875%, 7/30/30	170,000	201,931
Total		996,229

Miscellaneous Business Credit Institutions (0.2%)
Textron Financial Corp., 2.75%, 6/1/06	350,000	342,614

Personal Credit Institutions (0.1%)
SLM Corp., 4.00%, 1/15/10	245,000	237,657

Petroleum Refining (0.2%)
Amerada Hess Corp., 7.125%, 3/15/33	165,000	183,482
Valero Energy Corp., 4.75%, 6/15/13	165,000	160,810
Total		344,292

Pharmaceutical Preparations (0.2%)
Abbott Laboratories, 3.75%, 3/15/11	260,000	246,448
Pfizer, Inc., 4.50% 2/15/14	25,000	24,234
Pfizer, Inc., 5.625%, 2/1/06	120,000	121,763
Pfizer, Inc., 5.625%, 4/15/09	55,000	57,096
Total		449,541

Phone Communications Except Radiophone (0.7%)
ALLTELL Corp., 4.656%, 5/17/07	100,000	100,608
BellSouth Corp., 5.20%, 9/15/14	330,000	326,452
Cingular Wireless LLC, 7.125%, 12/15/31	130,000	145,762
SBC Communications, Inc., 5.10%, 9/15/14	125,000	121,835
Sprint Capital Corp., 8.375%, 3/15/12	335,000	391,514
Telecom Italia Capital, 4.95%, 9/30/14 144A	50,000	47,895
Verizon Global Funding Corp., 4.375%, 6/1/13	335,000	317,953
Total		1,452,019

Railroads, Line-Haul Operating (0.4%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	260,000	272,086
Union Pacific Corp., 3.875%, 2/15/09	260,000	252,438
Union Pacific Corp., 7.375%, 9/15/09	260,000	284,909
Total		809,433

	Shares/Par	$ Value
Real Estate Investment Trusts (0.4%)
ERP Operating LP, 5.25%, 9/15/14	300,000	295,213
First Industrial LP, 5.25%, 6/15/09	50,000	50,487
Istar Financial, Inc. 5.15%, 3/1/12	395,000	382,126
Total		727,826

Retail-Retail Stores (0.5%)
Federated Department Stores, 6.30%, 4/1/09	325,000	339,747
Home Depot, Inc., 3.75%, 9/15/09	310,000	300,237
Limited Brands, Inc., 6.95%, 3/1/33	125,000	128,591
Safeway, Inc., 6.50%, 3/1/11	260,000	275,538
Total		1,044,113

Savings Institutions Except Federal (0.2%)
U.S. Central Credit Union, 2.75%, 5/30/08	350,000	335,099

Security Brokers and Dealers (0.7%)
Credit Suisse First Boston USA, Inc., 4.70%, 6/1/09	190,000	189,816
Goldman Sachs Group, Inc., 5.15%, 1/15/14	350,000	344,644
Lehman Brothers Holdings, 4.25%, 1/27/10	335,000	326,148
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	310,000	300,421
Morgan Stanley, 5.30%, 3/1/13	350,000	351,986
Total		1,513,015

Television Broadcasting Stations (0.2%)
Clear Channel Communications, Inc., 5.50%, 9/15/14	180,000	171,878
Clear Channel Communications, Inc., 5.50%, 12/15/16	210,000	195,466
Total		367,344
Total Investment Grade Bonds (Cost $26,056,480)		25,713,413

Government (Domestic and Foreign) and Agency Bonds (9.0%)
Federal Government and Agencies (9.0%)
(e)BECCS, 14.00%, 11/15/11	500,000	468,812
Federal Home Loan Bank, 6.00%, 5/13/13	215,000	211,571

	Shares/Par	$ Value
Federal Government and Agencies (continued)
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	295,821	289,891
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	97,737	97,843
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	786,809	787,661
Federal Home Loan Mortgage Corp., 5.50%, 8/1/34	1,491,888	1,496,758
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	115,701	120,079
Housing & Urban Development, 6.08%, 8/1/13	150,000	160,850
State of Israel, 7.25%, 12/15/28	350,000	395,942
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	300,000	227,229
US Treasury, 2.25%, 4/30/06	4,370,000	4,311,792
US Treasury, 2.875%, 11/30/06	5,710,000	5,632,378
US Treasury, 3.125%, 1/31/07	1,566,000	1,548,260
US Treasury, 4.00%, 2/15/15	1,180,000	1,133,722
US Treasury, 5.375%, 2/15/31	1,219,000	1,328,567
Total Government (Domestic and Foreign) and Agency Bonds (Cost $18,428,572)		18,211,355

Mortgage-Backed and Asset Backed Securities (5.5%)
Commercial Mortgages (0.3%)
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 11/2/11 144A	339,000	365,114
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.37%, 1/15/25 IO 144A	4,588,428	197,899
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.35%, 1/25/29 IO 144A	1,587,943	36,936
Total		599,949

Federal Government and Agencies (5.1%)
Federal National Mortgage Association, 4.00%, 6/1/19	46,597	44,635
Federal National Mortgage Association, 5.00%, 3/1/34	385,173	377,662

March 31, 2005

	Shares/Par	$ Value
Federal Government and Agencies (continued)
Federal National Mortgage Association, 5.00%, 11/1/34	1,343,437	1,314,319
Federal National Mortgage Association, 5.50%, 9/1/34	404,883	405,748
Federal National Mortgage Association, 5.50%, 10/1/34	387,848	388,677
Federal National Mortgage Association, 6.00%, 5/1/11	123,492	127,050
Federal National Mortgage Association, 6.00%, 10/1/34	835,289	854,001
Federal National Mortgage Association, 6.00%, 11/1/34	1,029,941	1,053,014
Federal National Mortgage Association TBA, 4.50%, 3/1/20	570,000	556,106
Federal National Mortgage Association TBA, 5.00%, 5/1/20	560,000	558,250
Federal National Mortgage Association TBA, 5.00%, 5/1/35	942,000	918,156
Federal National Mortgage Association TBA, 5.50%, 3/1/35	1,745,000	1,745,001
Federal National Mortgage Association TBA, 6.00%, 3/1/35	1,268,000	1,295,738
Government National Mortgage Association, 5.50%, 4/15/32	120,229	121,504
Government National Mortgage Association, 8.00%, 8/15/26	27,807	29,997
Government National Mortgage Association, 8.00%, 7/15/27	10,876	11,728
Government National Mortgage Association TBA, 4.50%, 4/1/34	627,182	599,938
Total		10,401,524

International Affairs (0.1%)
Overseas Private Investment, 4.10%, 11/15/14	125,040	121,510
Total Mortgage-Backed and Asset Backed Securities (Cost $11,228,892)		11,122,983

	Shares/Par	$ Value
Below Investment Grade Bonds (7.0%)
Autos/Vehicle Parts (0.2%)
Accuride Corp., 8.50%, 2/1/15 144A	26,000	25,480
Affinia Group, Inc., 9.00%, 11/30/14 144A	100,000	92,500
Collins & Aikman Products, 10.75%, 12/31/11	28,000	23,030
Delco Remy International, Inc., 9.375%, 4/15/12	63,000	52,920
General Motors Corp., 8.375%, 7/15/33	125,000	106,966
HLI Operating Co., 10.50%, 6/15/10	92,000	85,560
Metaldyne Corp., 10.00%, 11/1/13 144A	75,000	68,250
Visteon Corp., 7.00%, 3/10/14	82,000	69,700
Total		524,406

BASIC MATERIALS (0.8%)
Chemicals (0.2%)
Crompton Corp., 9.875%, 8/1/12	31,000	35,495
BCP Caylux Holding, 9.625%, 6/15/14 144A	70,000	79,800
Borden US Financial/Nova Scotia, 9.00%, 7/15/14 144A	38,000	41,040
Huntsman LLC, 11.50%, 7/15/12 144A	49,000	57,330
Invista, 9.25%, 5/1/12 144A	130,000	142,999
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	100,000	111,000
Total		467,664

Metals/Mining (0.1%)
IMCO Recycling Escrow, 9.00%, 11/15/14 144A	95,000	99,750
Novelis, Inc., 7.25%, 2/15/15 144A	125,000	122,500
Ryerson Tull, Inc., 8.25%, 12/15/11	80,000	76,000
Total		298,250

Packaging/Containers (0.3%)
AEP Industries, Inc., 7.875%, 3/15/13 144A	78,000	78,331
Anchor Glass Container, 11.00%, 2/15/13	110,000	99,275
Graham Packaging Co., 9.875%, 10/15/14 144A	145,000	144,999
Owens-Brockway Glass Containers, 6.75%, 12/1/14 144A	71,000	69,580

	Shares/Par	$ Value
Packaging/Containers (continued)
Pliant Corp., 11.125%, 9/1/09	110,000	110,000
Total		502,185

Paper & Forest Products (0.2%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	99,000	97,020
Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12 144A	57,000	55,860
Appleton Papers, Inc., 9.75%, 6/15/14	100,000	104,500
(c)(f)JSG Holdings PLC, 11.50%, 10/1/15 144A	35,000	41,849
Neenah Paper, Inc., 7.375%, 11/15/14 144A	50,000	48,000
Smurfit-Stone Container, 8.375%, 7/1/12	17,000	17,553
Total		364,782
TOTAL BASIC MATERIALS		1,632,881

BUILDERS/BUILDING MATERIALS (0.3%)
Building Materials (0.2%)
Goodman Global Holdings, 7.875%, 12/15/12 144A	123,000	112,545
Ply Gem Industries, Inc., 9.00%, 2/15/12	124,000	117,180
THL BuildCo, Inc., 8.50%, 9/1/14	50,000	48,250
United Rentals North America, Inc., 7.00%, 2/15/14	211,000	193,065
Total		471,040

Home Builders (0.1%)
Technical Olympic USA, Inc., 7.50%, 3/15/11	75,000	72,000
Technical Olympic USA, Inc., 9.00%, 7/1/10	50,000	51,750
William Lyon Homes, 7.50%, 2/15/14	75,000	68,625
William Lyon Homes, 7.625%, 12/15/12	35,000	32,725
Total		225,100
TOTAL BUILDERS/BUILDING MATERIALS		696,140

CAPITAL GOODS (0.5%)
Ames True Temper, Inc., 10.00%, 7/15/12	124,000	105,400
Amsted Industries, Inc., 10.25%, 10/15/11 144A	75,000	81,750
Bombardier Recreational, 8.375%, 12/15/13	100,000	106,000

	Shares/Par	$ Value
CAPITAL GOODS (continued)
Coleman Cable, Inc., 9.875%, 10/1/12 144A	75,000	76,500
Columbus McKinnon Corp., 10.00%, 8/1/10	50,000	54,375
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	120,000	130,200
Douglas Dynamics LLC, 7.75%, 1/15/12 144A	69,000	67,620
ITRON, Inc., 7.75%, 5/15/12 144A	75,000	74,625
(e)Standadyne Corp., 12.00%, 2/15/15 144A	170,000	98,600
Sup Essx Com & Essx Group, 9.00%, 4/15/12	107,000	108,605
Trimas Corp., 9.875%, 6/15/12	75,000	76,500
TOTAL CAPITAL GOODS		980,175

CONSUMER PRODUCTS/RETAILING (1.2%)
Consumer Products (0.6%)
ALH Finance LLC, 8.50%, 1/15/13 144A	100,000	97,500
American Achievement Corp., 8.25%, 4/1/12	70,000	72,450
Amscan Holdings, Inc., 8.75%, 5/1/14	115,000	111,550
Coinmach Corp., 9.00%, 2/1/10	113,000	117,520
Hines Nurseries, Inc., 10.25%, 10/1/11	88,000	95,040
(e)Jostens Holding Corp., 10.25%, 12/1/13	75,000	54,750
Jostens IH Corp., 7.625%, 10/1/12	56,000	55,440
Playtex Products, Inc., 9.375%, 6/1/11	123,000	127,920
Rent-A-Center, 7.50%, 5/1/10	50,000	49,750
Samsonite Corp., 8.875%, 6/1/11	84,000	87,990
Sealy Mattress Co., 8.25%, 6/15/14	76,000	79,230
(e)Simmons Co., 10.00%, 12/15/14 144A	145,000	90,625
Total		1,039,765

Retail Food & Drug (0.2%)
The Jean Coutu Group (PJC), Inc., 8.50%, 8/1/14	146,000	141,803
Rite Aid Corp., 7.50%, 1/15/15 144A	56,000	53,760

March 31, 2005

	Shares/Par	$ Value
Retail Food & Drug (continued)
Rite Aid Corp., 9.25%, 6/1/13	75,000	74,625
Stater Brothers Holdings, 8.125%, 6/15/12	97,000	93,605
Total		363,793

Retail Stores (0.1%)
Blockbuster, Inc., 9.00%, 9/1/12 144A	113,000	109,610
Finlay Fine Jewelry Corp., 8.375%, 6/1/12	42,000	39,690
Toys “R” Us, Inc., 7.625%, 8/1/11	100,000	94,000
Total		243,300

Textile/Apparel (0.3%)
Levi Strauss & Co., 9.75%, 1/15/15 144A	103,000	101,198
Oxford Industries, Inc., 8.875%, 6/1/11	193,000	204,579
Perry Ellis International, Inc., 8.875%, 9/15/13	151,000	155,529
Phillips Van Heusen Corp., 7.25%, 2/15/11	100,000	101,500
Warnaco, Inc., 8.875%, 6/15/13	50,000	53,625
Total		616,431
TOTAL CONSUMER PRODUCTS/RETAILING		2,263,289

ENERGY (0.2%)
Gas Pipelines/Oil Field Services (0.1%)
El Paso Production Holding, 7.75%, 6/1/13	75,000	75,938
Harvest Operations Corp., 7.875%, 10/15/11	31,000	30,613
Parker Drilling Co., 9.625%, 10/1/13	75,000	82,874
Total		189,425

Oil & Gas Exploration/Production (0.1%)
Chesapeake Energy Corp., 6.375%, 6/15/15 144A	63,000	62,213
Range Resources Corp., 6.375%, 3/15/15 144A	75,000	72,000
Stone Energy Corp., 6.75%, 12/15/14	45,000	43,650
Total		177,863

	Shares/Par	$ Value
Oil Refining & Marketing (0.0%)
United Refining Co., 10.50%, 8/15/12	29,000	29,145
TOTAL ENERGY		396,433

FINANCIALS (0.2%)
Financials Services (0.1%)
Dollar Financial Group, 9.75%, 11/15/11	75,000	79,875
LaBranche and Co., 11.00%, 5/15/12	63,000	66,780
Refco Finance Holdings, 9.00%, 8/1/12 144A	100,000	106,000
Total		252,655

Insurance (0.1%)
Crum and Forster Holding Corp., 10.375%, 6/15/13	50,000	56,000
Fairfax Financial Holdings, 7.75%, 4/26/12	125,000	120,625
Total		176,625
TOTAL FINANCIALS		429,280

FOODS (0.4%)
Food/Beverage/Tobacco (0.3%)
B&G Foods, Inc., 8.00%, 10/1/11	63,000	65,520
Chiquita Brands International, 7.50%, 11/1/14	93,000	92,535
Del Monte Corp., 6.75%, 2/15/15 144A	32,000	31,200
Gold Kist, Inc., 10.25%, 3/15/14	39,000	44,460
Land O Lakes, Inc., 9.00%, 12/15/10	101,000	109,080
Merisant Co., 9.50%, 7/15/13 144A	75,000	64,500
North Atlantic Trading, 9.25%, 3/1/12	50,000	37,500
Pinnacle Foods Holding, 8.25%, 12/1/13	89,000	76,095
Standard Commercial Corp., 8.00%, 4/15/12	92,000	105,800
Total		626,690

Restaurants (0.1%)
Buffets, Inc., 11.25%, 7/15/10	125,000	131,875
Uno Restaurant Corp., 10.00%, 2/15/11 144A	100,000	100,000
Total		231,875
TOTAL FOODS		858,565

	Shares/Par	$ Value
GAMING/LEISURE/LODGING (0.6%)
Gaming (0.3%)
American Casino & Entertainment, 7.85%, 2/1/12	50,000	51,875
Herbst Gaming, Inc., 7.00%, 11/15/14 144A	30,000	29,850
(d)Hollywood Casino Shreveport, 13.00%, 8/1/06	75,000	61,875
Inn of the Mountain Gods, 12.00%, 11/15/10	50,000	58,750
Majestic Star Casino LLC, 9.50%, 10/15/10	124,000	129,735
Penn National Gaming, Inc., 6.75%, 3/1/15 144A	100,000	98,500
River Rock Entertainment, 9.75%, 11/1/11	75,000	82,125
Wheeling Island Gaming, 10.125%, 12/15/09	100,000	107,500
Wynn Las Vegas LLC, 6.625%, 12/1/14 144A	74,000	70,300
Total		690,510

Leisure (0.2%)
Intrawest Corp., 7.50%, 10/15/13	57,000	57,143
LCE Acquisition Corp., 9.00%, 8/1/14 144A	146,000	145,270
Six Flags, Inc., 9.75%, 4/15/13	50,000	46,625
Universal City Development Corp., 11.75%, 4/1/10	44,000	50,160
Universal City Florida, 8.375%, 5/1/10 144A	100,000	102,000
Total		401,198

Lodging (0.1%)
Corrections Corp. of America, 6.25%, 3/15/13 144A	151,000	144,960
TOTAL GAMING/LEISURE/LODGING		1,236,668

HEALTH CARE/PHARMACEUTICALS (0.5%)
Alliance Imaging, Inc., 7.25%, 12/15/12 144A	83,000	78,435
Carriage Services, Inc., 7.875%, 1/15/15 144A	75,000	75,375
Davita, Inc., 7.25%, 3/15/15 144A	125,000	122,500
General Nutrition Center Corp., 8.50%, 12/1/10	150,000	127,500
Iasis Healthcare Corp., 8.75%, 6/15/14	104,000	108,420

	Shares/Par	$ Value
HEALTH CARE/PHARMACEUTICALS (continued)
Medcath Holdings Corp., 9.875%, 7/15/12	87,000	93,525
Omega Healthcare Investors, 7.00%, 4/1/14	50,000	50,000
Tenet Healthcare Corp., 9.875%, 7/1/14	76,000	79,040
Universal Hospital Service, 10.125%, 11/1/11	50,000	51,250
US Oncology, Inc., 9.00%, 8/15/12 144A	60,000	63,300
Vanguard Health Holding II, 9.00%, 10/1/14	145,000	152,613
Ventas Realty L.P., 9.00%, 5/1/12	50,000	56,750
General Nutrition Center Corp., 8.625%, 1/15/11 144A	52,000	48,880
TOTAL HEALTH CARE/PHARMACEUTICALS		1,107,588

MEDIA (0.6%)
Broadcasting (0.0%)
Sinclair Broadcast Group, 8.00%, 3/15/12	75,000	76,500

Cable/Satellite (0.5%)
Cablevision Systems Corp., 8.00%, 4/15/12 144A	125,000	128,437
CSC Holdings, Inc., 7.625%, 4/1/11	25,000	26,000
Echostar DBS Corp., 6.625%, 10/1/14 144A	95,000	91,794
Insight Midwest, 9.75%, 10/1/09	50,000	52,250
Intelsat Bermuda, Ltd., 8.25%, 1/15/13 144A	97,000	97,970
Intelsat Bermuda, Ltd., 8.625%, 1/15/15 144A	86,000	87,720
Kabel Deutschland GMBH, 10.625%, 7/1/14 144A	100,000	110,500
MediaCom LLC, 9.50%, 1/15/13	100,000	99,750
New Skies Satellites NV, 9.125%, 11/1/12 144A	65,000	66,300
NTL Cable PLC, 8.75%, 4/15/14 144A	50,000	53,875
Panamsat Corp., 9.00%, 8/15/14	83,000	87,565
(e)Panamsat Holding Corp., 10.375%, 11/1/14 144A	62,000	40,300
Rogers Cable, Inc., 6.25%, 6/15/13	52,000	50,440
Rogers Cable, Inc., 6.75%, 3/15/15	75,000	73,875
Total		1,066,776

March 31, 2005

	Shares/Par	$ Value
Publishing (0.1%)
Dex Media, Inc., 8.00%, 11/15/13	50,000	51,750
WDAC Subsidiary Corp., 8.375%, 12/1/14 144A	75,000	69,750
Total		121,500
TOTAL MEDIA		1,264,776

REAL ESTATE (0.1%)
Trustreet Properties, Inc., 7.50%, 4/1/15 144A	150,000	149,250

SERVICES (0.3%)
Environmental Services (0.2%)
Allied Waste North America, 7.25%, 3/15/15 144A	266,000	252,700
Allied Waste North America, 7.375%, 4/15/14	29,000	26,245
Total		278,945

Services-Other (0.1%)
Buhrmann US, Inc., 7.875%, 3/1/15 144A	52,000	52,000
Knowledge Learning Center, 7.75%, 2/1/15 144A	100,000	96,500
Petro Stopping Center, 9.00%, 2/15/12	75,000	77,250
Rural/Metro Corp., 9.875%, 3/15/15 144A	50,000	51,375
Total		277,125
TOTAL SERVICES		556,070

TECHNOLOGY (0.1%)
Amkor Technologies, Inc., 7.125%, 3/15/11	75,000	63,188
Stats Chippac, Inc., 6.75%, 11/15/11 144A	83,000	78,435
Xerox Corp., 7.20%, 4/1/16	50,000	51,500
TOTAL TECHNOLOGY		193,123

TELECOMMUNICATIONS (0.5%)
Telecommunications-Wireless (0.2%)
Alamosa Delaware, Inc., 8.50%, 1/31/12	50,000	51,813
Centennial Communications, 8.125%, 2/1/14	100,000	102,500
(e)IWO Escrow Co., 10.75%, 1/15/15 144A	62,000	39,680
Rogers Wireless, Inc., 6.375%, 3/1/14	62,000	60,140

	Shares/Par	$ Value
Telecommunications-Wireless (continued)
Rogers Wireless, Inc., 7.25%, 12/15/12	45,000	45,900
Rogers Wireless, Inc., 8.00%, 12/15/12	31,000	31,853
Total		331,886

Telecommunications-Wireline (0.3%)
AT&T Corp., 8.75%, 11/15/31	124,000	151,280
Citizens Communications, 9.00%, 8/15/31	126,000	131,040
GCI, Inc., 7.25%, 2/15/14	50,000	48,500
MCI, Inc., 7.735%, 5/1/14	190,000	208,999
Qwest Communications International - Series B, 7.50%, 11/1/08	25,000	23,625
Qwest Corp., 7.875%, 9/1/11 144A	80,000	82,400
Qwest Services Corp., Inc., 13.50%, 12/15/10 144A	73,000	84,498
Total		730,342
TOTAL TELECOMMUNICATIONS		1,062,228

TRANSPORTATION (0.3%)
Laidlaw International, Inc., 10.75%, 6/15/11	42,000	47,565
OMI Corp., 7.625%, 12/1/13	75,000	77,906
Progress Rail, 7.75%, 4/1/12 144A	65,000	65,000
Ship Finance International, Ltd., 8.50%, 12/15/13	175,000	173,250
Stena AB, 7.50%, 11/1/13	50,000	49,500
Stena AB, 9.625%, 12/1/12	50,000	55,375
TFM SA DE C V, 12.50%, 6/15/12	50,000	57,000
TOTAL TRANSPORTATION		525,596

UTILITIES (0.2%)
Aquila, Inc., 9.95%, 2/1/11	75,000	84,000
Midwest Generation LLC, 8.75%, 5/1/34	65,000	72,475
NRG Energy, Inc., 8.00%, 12/15/13 144A	19,000	20,093
Reliant Energy, Inc., 6.75%, 12/15/14	82,000	76,465
Sierra Pacific Resources, 8.625%, 3/15/14	75,000	79,875

	Shares/Par	$ Value
UTILITIES (continued)
Utilicorp Canada Finance, 7.75% 6/15/11	63,000	64,890
TOTAL UTILITIES		397,798
Total Below Investment Grade Bonds (Cost $14,517,133)		14,274,266

Money Market Investments (12.9%)
Autos (1.5%)
(b) New Center Asset Trust, 2.67%, 4/11/05	3,000,000	2,997,775

Federal Government and Agencies (0.7%)
(b) Federal Home Loan Bank, 2.90%, 6/30/05	1,400,000	1,390,018

Finance Lessors (2.9%)
(b) Ranger Funding Co. LLC, 2.78%, 4/22/05	3,000,000	2,995,135
Windmill Funding Corp., 2.79%, 5/3/05	3,000,000	2,992,560
Total		5,987,695

Financials (1.5%)
(b) Preferred Receivables Funding, 2.63%, 4/1/05	3,000,000	3,000,000

Short Term Business Credit (4.8%)
(b) CXC, Inc., 2.78%, 4/28/05	3,000,000	2,993,745
(b) Old Line Funding Corp., 2.78%, 4/26/05	3,000,000	2,994,208
(b) Sheffield Receivables, 2.67%, 4/5/05	3,000,000	2,999,110
(b) UBS Finance Delaware LLC, 2.83%, 4/1/05	900,000	900,000
Total		9,887,063

Utilities (1.5%)
(b) National Rural Utility, 2.77%, 4/20/05	3,000,000	2,995,583
Total Money Market Investments (Cost $26,257,966)		26,258,134
Total Investments (102.0%) (Cost $186,082,543)(a)		207,428,914
Other Assets, Less Liabilities (-2.0%)		(4,115,869)
Total Net Assets (100.0%)		203,313,045

*	Non-Income Producing

ADR - American Depository Receipt

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005 the value of these securities was $8,049,016 representing 3.96% of the net assets

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $186,426,552 and the net unrealized appreciation of investments based on that cost was $21,002,362 which is comprised of $24,605,936 aggregate gross unrealized appreciation and $3,603,574 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)
S&P 500 Index Futures (Total notional value at 3/31/05, $15,179,509)	50	6/05	$(380,759)

US Ten Year Treasury Note Futures (Total notional value at 3/31/05, $3,273,375)	30	6/05	$(4,594)

US Long Bond (CBT) Commodity Futures (Total notional value at 3/31/05, $1,699,180)	15	6/05	$(28,555)

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Euro Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements

March 31, 2005

High Yield Bond Fund

Objective:  To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

Portfolio:  Diversified mix of below investment grade fixed income securities, commonly known as “junk bonds.”

Strategy:  To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

Net Assets:  $162.5 million

The High Yield Bond Fund seeks high current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt securities that are rated below investment grade by at least one major rating agency. The Fund’s portfolio consists primarily of below investment grade debt securities. The Fund’s strategy is to identify and invest in attractive investment opportunities through rigorous industry and credit analysis. The primary investment strategy of the Fund is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. In selecting securities, the Fund’s manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager’s evaluation of credit and market risk in relationship to the expected rate of return.

For the fiscal year ended March 31, 2005, the High Yield Bond Fund returned 7.16% (Class A Shares before sales charges), outperforming the Citigroup High Yield Cash Pay Index return of 6.86% and the Lehman Brothers High Yield Intermediate Market Index return of 6.49%. These indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges. The average return for the Fund’s peer group, High Current Yield Funds, was 6.30% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis.

During the twelve months ended March 31, 2005, the U.S. economy experienced moderate growth and, during much of this twelve-month period, the high yield bond market benefited from a strengthening economy and strong fundamentals. The last two quarters of 2004 were particularly strong for high yield bonds as investors seeking yield in a relatively low interest rate environment created strong demand for high yield bonds. During the first quarter of 2005, however, all bond indexes—including high yield indexes—experienced losses. Despite a tough final quarter, the high yield sector was the best performing domestic fixed income sector for the fiscal year.

Throughout this fiscal year, the Federal Reserve Board was in a tightening mode, increasing short-term interest rates a total of seven times during this twelve-month period. The Federal Funds rate, which stood at 1% in June of 2004, rose to 2.75% by March 31, 2005. High yield bonds performed well in this environment of rising interest rates. For much of the year, high yield bonds benefited from a strengthening economy, which usually is positive for earnings and cash flow of the leveraged companies that issue high yield bonds. Technical factors also supported the high yield market, as investors seeking yield demonstrated a willingness to take on more risk, particularly during the fourth quarter of 2004.

The Fund’s outperformance during the twelve months ended March 31, 2005, can be attributed to three key drivers: the Fund’s moderately aggressive quality mix, industry sector selection, and individual credit selection. The Fund emphasized B-rated bonds, rather than higher quality bonds, which helped performance as lower quality bonds outperformed during this period. Within the quality segments, CCC-rated bonds were the best performers during the fiscal year, with a return of 11.36%, followed by B-rated credits with a return of 7.61%, and BB-rated bonds with a return of 4.27%. Overall, credit spreads tightened during this period, reflecting strong fundamentals and good technical support.

The Fund also had good exposure to several industry sectors that turned in good performance for the period, including telecom-wireline, chemicals, and cable/satellite. Poor performing industry sectors for the Fund were the auto parts and food/beverage sectors.

As we enter the next fiscal year, the outlook for economic growth has moderated somewhat in response to a more restrictive monetary policy and high oil prices. Stock market valuations have declined in anticipation of lower earnings growth. High yield credit spreads have widened in response to the slower pace of growth in the economy and corporate earnings. Technical pressure from mutual fund outflows and selling pressure from investment grade accounts reducing exposure to General Motors bonds ahead of an anticipated ratings downgrade to below investment grade have been factors driving credit spreads wider. The GM overhang is a significant factor for the high yield market and is likely to cause weakness and volatility in the market until the downgrade event occurs and GM paper is redistributed.

We believe it is necessary to balance interest rate risk and credit risk. The Fund is currently positioned with an overweight to the middle-tier quality segment of the market. Our industry sector exposures have taken on a more defensive posture, and individual credit selections have gravitated toward larger issuers in the market. We will continue to look for opportunities to achieve the Fund’s primary investment strategy—investing in industries and individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market.

Sector Allocation 3/31/05

Sector Allocation is based on net assets.

Sector Allocation is subject to change.

Top 10 Fixed Income Holdings 3/31/05

Company	% of Market Value
Allied Waste Industries	1.87%
Rogers Communications	1.67%
MCI, Inc.	1.42%
Qwest Communications Intl., Inc.	1.41%
United Rentals, Inc.	1.28%
Intelsat Bermuda Ltd.	1.22%
Universal City Development	1.17%
Cablevision Systems Corp.	1.06%
Perry Ellis International, Inc.	1.06%
General Nutrition, Inc.	1.05%

Top ten fixed income holdings are subject to change.

March 31, 2005

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2005, would have resulted in a final value of $11,159. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
High Yield Bond Fund (Class A – without initial sales charge)	7.16%	6.79%	5.85%
High Yield Bond Fund (Class A – with initial sales charge)	2.01%	5.74%	5.20%
Lehman Brothers High Yield Intermediate Market Index	6.49%	6.37%	5.47%
Citigroup High Yield Cash Pay Index	6.86%	8.04%	6.68%
High Current Yield Funds Lipper Average	6.30%	5.26%	—

Fund inception date is 3/31/97.

*Returns are annualized.

The total return performance for the High Yield Bond Portfolio has been shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is one of several appropriate measures of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio. The index cannot be invested in directly and does not include sales charges. The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate non-investment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody’s Investor Service. If a Moody’s rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor’s, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

The Citigroup High Yield Cash Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year and a minimum amount outstanding of US $100 million.

The fund is changing its benchmark Index from the Lehman Brothers High Yield Intermediate Market Index to the Citigroup High Yield Cash Pay Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Lehman Brothers Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Lipper-Taxable Fixed Income Fund Performance Analysis High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

March 31, 2005

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

High Yield Bond Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,028.90	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.17	$6.52

High Yield Bond Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,024.10	$9.79
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

High Yield Bond Fund Class C

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,025.50	$9.80
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

*	Expenses are equal to the annualized expense ratio of 1.30% for Class A shares, 1.95% for Class B shares, and 1.95% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

High Yield Bond Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Bonds (93.0%)
AUTOS/VEHICLE PARTS (4.0%)
Accuride Corp., 8.50%, 2/1/15 144A	268,000	262,640
Affinia Group, Inc., 9.00%, 11/30/14 144A	852,000	788,100
Collins & Aikman Products, 10.75%, 12/31/11	317,000	260,733
Delco Remy International, Inc., 9.375%, 4/15/12	687,000	577,080
General Motors Corp., 8.375%, 7/15/33	1,340,000	1,146,680
HLI Operating Co., 10.50%, 6/15/10	1,089,000	1,012,770
Metaldyne Corp., 10.00%, 11/1/13 144A	801,000	728,910
(e) Standadyne Corp., 12.00%, 2/15/15 144A	1,840,000	1,067,200
Visteon Corp., 7.00%, 3/10/14	732,000	622,200
TOTAL AUTOS/VEHICLE PARTS		6,466,313

BASIC MATERIALS (10.4%)
Chemicals (3.3%)
BCP Caylux Holding, 9.625%, 6/15/14 144A	900,000	1,026,000
Borden U.S. Financial/Nova Scotia, 9.00%, 7/15/14 144A	412,000	444,960
Crompton Corp., 9.875%, 8/1/12	344,000	393,880
Huntsman LLC, 11.50%, 7/15/12 144A	547,000	639,990
Invista, 9.25%, 5/1/12 144A	1,470,000	1,616,999
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	1,250,000	1,387,500
Total		5,509,329

Metals/Mining (1.7%)
IMCO Recycling Escrow, 9.00%, 11/15/14 144A	820,000	861,000
Novelis Inc., 7.25%, 2/15/15 144A	1,339,000	1,312,220
Ryerson Tull, Inc., 8.25%, 12/15/11	655,000	622,250
Total		2,795,470

Packaging/Containers (3.2%)
AEP Industries Inc., 7.875%, 3/15/13 144A	802,000	805,406
Anchor Glass Container, 11.00%, 2/15/13	1,220,000	1,101,050

	Shares/Par	$ Value
Packaging/Containers (continued)
Graham Packaging Co., 9.875%, 10/15/14 144A	1,367,000	1,367,000
Owens-Brockway Glass Containers, 6.75%, 12/1/14 144A	776,000	760,480
Pliant Corp., 11.125%, 9/1/09	1,088,000	1,088,000
Total		5,121,936

Paper & Forest Products (2.2%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	858,000	840,840
Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12 144A	471,000	461,580
Appleton Papers, Inc., 9.75%, 6/15/14	1,085,000	1,133,825
(c)(f)JSG Holding PLC, 11.50%, 10/1/15 144A	357,000	426,856
Neenah Paper, Inc., 7.375%, 11/15/14 144A	547,000	525,120
Smurfit-Stone Container, 8.375%, 7/1/12	176,000	181,720
Total		3,569,941
TOTAL BASIC MATERIALS		16,996,676

BUILDERS/BUILDING MATERIALS (4.5%)
Building Materials (3.1%)
Goodman Global Holdings, 7.875%, 12/15/12 144A	1,363,000	1,247,145
Ply Gem Industries, Inc., 9.00%, 2/15/12	1,364,000	1,288,980
THL BuildCo, Inc., 8.50%, 9/1/14	545,000	525,925
United Rentals North America, Inc., 7.00%, 2/15/14	2,224,000	2,034,960
Total		5,097,010

Home Builders (1.4%)
Technical Olympic USA, Inc., 7.50%, 3/15/11	825,000	792,000
Technical Olympic USA, Inc., 9.00%, 7/1/10	300,000	310,500
William Lyon Homes, 7.50%, 2/15/14	825,000	754,875
William Lyon Homes, 7.625%, 12/15/12	381,000	356,235
Total		2,213,610
TOTAL BUILDERS/ BUILDING MATERIALS		7,310,620

March 31, 2005

	Shares/Par	$ Value
CAPITAL GOODS (5.7%)
Ames True Temper, Inc., 10.00%, 7/15/12	1,374,000	1,167,900
Amsted Industries, Inc., 10.25%, 10/15/11 144A	925,000	1,008,250
Bombardier Recreational, 8.375%, 12/15/13	925,000	980,500
Coleman Cable, Inc., 9.875%, 10/1/12 144A	820,000	836,400
Columbus McKinnon Corp., 10.00%, 8/1/10	675,000	734,063
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	1,320,000	1,432,200
Douglas Dynamics LLC, 7.75%, 1/15/12 144A	546,000	535,080
ITRON, Inc., 7.75%, 5/15/12 144A	825,000	820,875
Sup Essx Com & Group, 9.00%, 4/15/12	962,000	976,430
Trimas Corp., 9.875%, 6/15/12	825,000	841,500
TOTAL CAPITAL GOODS		9,333,198

CONSUMER PRODUCTS/RETAILING (14.0%)
Consumer Products (6.8%)
ALH Finance LLC, 8.50%, 1/15/13	1,072,000	1,045,200
American Achievement Corp., 8.25%, 4/1/12	550,000	569,250
Amscan Holdings, Inc., 8.75%, 5/1/14	1,235,000	1,197,950
Coinmach Corp., 9.00%, 2/1/10	1,218,000	1,266,720
Hines Nurseries, Inc., 10.25%, 10/1/11	956,000	1,032,480
(e) Jostens Holding Corp., 10.25%, 12/1/13	675,000	492,750
Jostens IH Corp., 7.625%, 10/1/12	615,000	608,850
Playtex Products, Inc., 9.375%, 6/1/11	1,357,000	1,411,279
Rent-A-Center, 7.50%, 5/1/10	528,000	525,360
Samsonite Corp., 8.875%, 6/1/11	918,000	961,605
Sealy Mattress Co., 8.25%, 6/15/14	829,000	864,233
(e) Simmons Co., 10.00%, 12/15/14 144A	1,595,000	996,875
Total		10,972,552

	Shares/Par	$ Value
Retail Food & Drug (2.3%)
The Jean Coutu Group (PJC), Inc., 8.50%, 8/1/14	1,371,000	1,331,584
Rite Aid Corp., 7.50%, 1/15/15 144A	603,000	578,880
Rite Aid Corp., 9.25%, 6/1/13	840,000	835,800
Stater Brothers Holdings, 8.125%, 6/15/12	1,078,000	1,040,270
Total		3,786,534

Retail Stores (1.5%)
Blockbuster, Inc., 9.00%, 9/1/12 144A	1,232,000	1,195,040
Finlay Fine Jewelry Corp., 8.375%, 6/1/12	343,000	324,135
Toys “R” Us, Inc., 7.625%, 8/1/11	1,062,000	998,280
Total		2,517,455

Textile/Apparel (3.4%)
Levi Strauss & Co., 9.75%, 1/15/15 144A	910,000	894,075
Oxford Industries, Inc., 8.875%, 6/1/11	1,247,000	1,321,820
Perry Ellis International, Inc., 8.875%, 9/15/13	1,629,000	1,677,869
Phillips Van Heusen Corp., 7.25%, 2/15/11	1,100,000	1,116,500
Warnaco, Inc., 8.875%, 6/15/13	530,000	568,425
Total		5,578,689
TOTAL CONSUMER PRODUCTS/RETAILING		22,855,230

ENERGY (2.5%)
Gas Pipelines/Oil Field Services (1.2%)
El Paso Production Holding, 7.75%, 6/1/13	796,000	805,950
Harvest Operations Corp., 7.875%, 10/15/11	342,000	337,725
Parker Drilling Co., 9.625%, 10/1/13	825,000	911,625
Total		2,055,300

Oil & Gas Exploration/Production (1.1%)
Chesapeake Energy Corp., 6.375%, 6/15/15 144A	683,000	674,463
Range Resources Corp., 6.375%, 3/15/15 144A	804,000	771,840
Stone Energy Corp., 6.75%, 12/15/14	273,000	264,810
Total		1,711,113

	Shares/Par	$ Value
Oil Refining & Marketing (0.2%)
United Refining Co., 10.50%, 8/15/12	310,000	311,550
TOTAL ENERGY		4,077,963

FINANCIALS (3.0%)
Financials Services (1.7%)
Dollar Financial Group, 9.75%, 11/15/11	825,000	878,625
LaBranche and Co., 11.00%, 5/15/12	688,000	729,280
Refco Finance Holdings, 9.00%, 8/1/12 144A	1,100,000	1,166,000
Total		2,773,905

Insurance (1.3%)
Crum and Forster Holding Corp., 10.375%, 6/15/13	675,000	756,000
Fairfax Financial Holdings, 7.75%, 4/26/12	1,369,000	1,321,085
Total		2,077,085
TOTAL FINANCIALS		4,850,990

FOODS (5.8%)
Food/Beverage/Tobacco (4.2%)
B&G Foods, Inc., 8.00%, 10/1/11	685,000	712,400
Chiquita Brands International, 7.50%, 11/1/14	994,000	989,030
Del Monte Corp., 6.75%, 2/15/15 144A	335,000	326,625
Gold Kist, Inc., 10.25%, 3/15/14	454,000	517,560
Land O Lakes, Inc., 9.00%, 12/15/10	1,100,000	1,188,000
Merisant Co., 9.50%, 7/15/13 144A	825,000	709,500
North Atlantic Trading, 9.25%, 3/1/12	550,000	412,500
Pinnacle Foods Holding, 8.25%, 12/1/13	1,104,000	943,920
Standard Commercial Corp., 8.00%, 4/15/12	1,008,000	1,159,200
Total		6,958,735

Restaurants (1.6%)
Buffets, Inc., 11.25%, 7/15/10	1,394,000	1,470,670
Uno Restaurant Corp., 10.00%, 2/15/11 144A	1,075,000	1,075,000
Total		2,545,670
TOTAL FOODS		9,504,405

	Shares/Par	$ Value
GAMING/LEISURE/LODGING (7.7%)
Gaming (4.1%)
American Casino & Entertainment, 7.85%, 2/1/12	700,000	726,250
Herbst Gaming, Inc., 7.00%, 11/15/14 144A	330,000	328,350
(d) Hollywood Casino Shreveport, 13.00%, 8/1/06	300,000	247,500
Inn of the Mountain Gods, 12.00%, 11/15/10	547,000	642,725
Majestic Star Casino LLC, 9.50%, 10/15/10	962,000	1,006,493
Penn National Gaming, Inc., 6.75%, 3/1/15 144A	1,070,000	1,053,950
River Rock Entertainment, 9.75%, 11/1/11	825,000	903,375
Wheeling Island Gaming, 10.125%, 12/15/09	850,000	913,750
Wynn Las Vegas LLC, 6.625%, 12/1/14 144A	822,000	780,900
Total		6,603,293

Leisure (2.7%)
Intrawest Corp., 7.50%, 10/15/13	622,000	623,555
LCE Acquisition Corp., 9.00%, 8/1/14 144A	1,372,000	1,365,140
Six Flags, Inc., 9.75%, 4/15/13	535,000	498,888
Universal City Development Corp., 11.75%, 4/1/10	668,000	761,520
Universal City Florida, 8.375%, 5/1/10 144A	1,076,000	1,097,520
Total		4,346,623

Lodging (0.9%)
Corrections Corp. of America, 6.25%, 3/15/13 144A	1,560,000	1,497,599
TOTAL GAMING/LEISURE/LODGING		12,447,515

HEALTH CARE/PHARMACEUTICALS (7.3%)
Alliance Imaging, Inc., 7.25%, 12/15/12 144A	910,000	859,950
Carriage Services, Inc., 7.875%, 1/15/15 144A	804,000	808,020
Davita, Inc., 7.25%, 3/15/15 144A	1,340,000	1,313,200
General Nutrition Center Corp., 8.50%, 12/1/10	1,375,000	1,168,750

March 31, 2005

	Shares/Par	$ Value
HEALTH CARE/PHARMACEUTICALS (CONTINUED)
General Nutrition Center Corp., 8.625%, 1/15/11 144A	536,000	503,840
Iasis Healthcare Corp., 8.75%, 6/15/14	1,133,000	1,181,153
Medcath Holdings Corp., 9.875%, 7/15/12	964,000	1,036,300
Omega Healthcare Investors, 7.00%, 4/1/14	550,000	550,000
Tenet Healthcare Corp., 9.875%, 7/1/14	825,000	858,000
Universal Hospital Service, 10.125%, 11/1/11	550,000	563,750
US Oncology, Inc., 9.00%, 8/15/12 144A	690,000	727,950
Vanguard Health Holding II, 9.00%, 10/1/14	1,371,000	1,442,977
Ventas Realty, L.P., 9.00%, 5/1/12	800,000	908,000
TOTAL HEALTH CARE/PHARMACEUTICALS		11,921,890

MEDIA (8.8%)
Broadcasting (0.5%)
Sinclair Broadcast Group, 8.00%, 3/15/12	828,000	844,560

Cable/Satellite (7.5%)
Cablevision Systems Corp., 8.00%, 4/15/12 144A	1,375,000	1,412,812
CSC Holdings, Inc., 7.625%, 4/1/11	265,000	275,600
Echostar DBS Corp., 6.625%, 10/1/14 144A	825,000	797,156
Insight Midwest, 9.75%, 10/1/09	975,000	1,018,875
Intelsat Bermuda Ltd., 8.25%, 1/15/13 144A	1,005,000	1,015,050
Intelsat Bermuda Ltd., 8.625%, 1/15/15 144A	909,000	927,180
Kabel Deutschland GMBH, 10.625%, 7/1/14 144A	1,100,000	1,215,500
MediaCom LLC, 9.50%, 1/15/13	1,345,000	1,341,637
New Skies Satellites NV, 9.125%, 11/1/12 144A	670,000	683,400
NTL Cable PLC, 8.75%, 4/15/14 144A	550,000	592,625

	Shares/Par	$ Value
Cable/Satellite (continued)
Panamsat Corp., 9.00%, 8/15/14	917,000	967,435
(e) Panamsat Holding Corp., 10.375%, 11/1/14 144A	683,000	443,950
Rogers Cable, Inc., 6.25%, 6/15/13	569,000	551,930
Rogers Cable, Inc., 6.75%, 3/15/15	821,000	808,685
Total		12,051,835

Publishing (0.8%)
Dex Media, Inc., 8.00%, 11/15/13	550,000	569,250
WDAC Subsidiary Corp., 8.375%, 12/1/14 144A	820,000	762,600
Total		1,331,850
TOTAL MEDIA		14,228,245

REAL ESTATE (1.0%)
Trustreet Properties, Inc., 7.50%, 4/1/15 144A	1,560,000	1,552,200

SERVICES (3.7%)
Environmental Services (1.9%)
Allied Waste North America, 7.25%, 3/15/15 144A	2,824,000	2,682,800
Allied Waste North America, 7.375%, 4/15/14	320,000	289,600
Total		2,972,400

Services - Other (1.8%)
Buhrmann US, Inc., 7.875%, 3/1/15 144A	535,000	535,000
Knowledge Learning Center, 7.75%, 2/1/15 144A	1,075,000	1,037,375
Petro Stopping Center, 9.00%, 2/15/12	825,000	849,750
Rural/Metro Corp., 9.875%, 3/15/15 144A	535,000	549,713
Total		2,971,838
TOTAL SERVICES		5,944,238

TECHNOLOGY (1.2%)
Amkor Technologies, Inc., 7.125%, 3/15/11	825,000	695,063
Stats Chippac, Inc., 6.75%, 11/15/11 144A	687,000	649,215
Xerox Corp., 7.20%, 4/1/16	548,000	564,440
TOTAL TECHNOLOGY		1,908,718

	Shares/Par	$ Value
TELECOMMUNICATIONS (7.1%)
Telecommunications - Wireless (2.1%)
Alamosa Delaware, Inc., 8.50%, 1/31/12	550,000	569,938
Centennial Communications, 8.125%, 2/1/14	1,099,000	1,126,475
(e) IWO Escrow Co., 10.75%, 1/15/15 144A	683,000	437,120
Rogers Wireless, Inc., 6.375%, 3/1/14	686,000	665,420
Rogers Wireless, Inc., 7.25%, 12/15/12	274,000	279,480
Rogers Wireless, Inc., 8.00%, 12/15/12	342,000	351,405
Total		3,429,838

Telecommunications - Wireline (5.0%)
AT&T Corp., 9.75%, 11/15/31	1,366,000	1,666,520
Citizens Communications, 9.00%, 8/15/31	1,369,000	1,423,760
GCI, Inc., 7.25%, 2/15/14	535,000	518,950
MCI, Inc., 7.735%, 5/1/14	2,055,000	2,260,500
Qwest Communications International, Series B, 7.50%, 11/1/08	275,000	259,875
Qwest Corp., 7.875%, 9/1/11 144A	1,145,000	1,179,350
Qwest Services Corp., Inc., 13.50%, 12/15/10 144A	688,000	796,360
Total		8,105,315
TOTAL TELECOMMUNICATIONS		11,535,153

TRANSPORTATION - RAIL & OTHER (3.5%)
Laidlaw International, Inc., 10.75%, 6/15/11	528,000	597,960
OMI Corp., 7.625%, 12/1/13	825,000	856,969
Progress Rail, 7.75%, 4/1/12 144A	670,000	670,000
Ship Finance International, Ltd., 8.50%, 12/15/13	1,310,000	1,296,900
Stena AB, 7.50%, 11/1/13	550,000	544,500
Stena AB, 9.625%, 12/1/12	800,000	886,000
TFM SA DE C V, 12.50%, 6/15/12	800,000	912,000
TOTAL TRANSPORTATION - RAIL & OTHER		5,764,329

UTILITIES (2.8%)
Aquila, Inc., 9.95%, 2/1/11	820,000	918,400

	Shares/Par	$ Value
UTILITIES (CONTINUED)
Midwest Generation LLC, 8.75%, 5/1/34	690,000	769,350
NRG Energy, Inc., 8.00%, 12/15/13 144A	430,000	454,725
Reliant Energy, Inc., 6.75%, 12/15/14	887,000	827,128
Sierra Pacific Resources, 8.625%, 3/15/14	825,000	878,625
Utilicorp Canada Finance, 7.75%, 6/15/11	685,000	705,550
TOTAL UTILITIES		4,553,778
Total Bonds (Cost $151,400,568)		151,251,461

Preferred Stock (0.0%)
MEDIA (0.0%)
PTV Inc.	6	21
Total Preferred Stock (Cost $0)		21

Common Stocks and Warrants (0.5%)
FOODS (0.5%)
B&G Foods, Inc. - EIS	45,647	680,140

MEDIA (0.0%)
NTL, Inc.	9	15

TELECOMMUNICATIONS (0.0%)
American Tower Corp. - Warrants	1,400	31,359
Horizon PCS, Inc. - Warrants 144A	550	6
IWO Holdings, Inc. 144A	350	4
TOTAL TELECOMMUNICATIONS		31,369

TRANSPORTATION - RAIL & OTHER (0.0%)
RailAmerica Transportation Corp.	650	42,250
Total Common Stocks and Warrants (Cost $852,161)		753,774

Money Market Investments (3.3%)
Finance Lessors (0.2%)
Thunder Bay Funding, Inc., 2.78%, 4/1/05	400,000	400,000

Finance Services (0.4%)
Preferred Receivable Funding, 2.72%, 4/5/05	700,000	699,788

March 31, 2005

	Shares/Par	$ Value
Short Term Business Credit (0.8%)
Sheffield Receivables, 2.77%, 4/8/05	1,300,000	1,299,300

Utilities (1.9%)
National Rural Utility, 2.77%, 4/20/05	3,000,000	2,995,583
Total Money Market Investments (Cost $5,394,671)		5,394,671
Total Investments (96.8%) (Cost $157,647,400)(a)		157,399,927
Other Assets, Less Liabilities (3.2%)		5,148,572
Total Net Assets (100.0%)		162,548,499

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005 the value of these securities was $54,661,069, representing 33.61% of the net assets.

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $157,782,085 and the net unrealized depreciation of investments based on that cost was ($382,158) which is comprised of $3,628,586 aggregate gross unrealized appreciation and $4,010,744 aggregate gross unrealized depreciation.

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Euro Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

Municipal Bond Fund

Objective:  To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment grade municipal obligations.

Portfolio:  Diversified investment grade bonds, with the ability to invest up to 20% of assets in lower rated securities.

Strategy:  To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

Net Assets:  $125.9 million

The Municipal Bond Fund seeks a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment grade municipal obligations. The Fund’s portfolio consists primarily of investment grade municipal bonds. The Fund’s strategy is to actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities. While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

For the fiscal year ended March 31, 2005, the Municipal Bond Fund returned 1.63% (Class A shares before sales charges), slightly lagging the Lehman Brothers Municipal Bond Index return of 2.66%. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. The average return for the Fund’s peer group, General Municipal Debt Funds, was 2.03% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis. The major factor contributing to the underperformance of the Fund during the last fiscal year was the Fund’s underweighting of long callable bonds and overweighting of intermediate maturities. Long callable municipals performed much better than intermediates maturities over the fiscal year. The Fund’s emphasis on higher quality bonds, at a time when lower quality bonds performed better, also hindered performance.

Throughout much of this twelve month period, the Federal Reserve Board was in a tightening mode, sending yields on shorter maturity bonds higher. Surprising most investors, yields on longer maturity bonds decreased. The difference between shorter maturity and longer-maturity yields decreased. Pension demand for long duration assets—to match long unfunded liabilities—emerged, driving the yield curve flatter. During the twelve months ended March 31, 2005, municipal market outperformers included longer duration, callable municipal bonds, below investment grade bonds, tobacco-related bonds and hospital bonds. Underperformers in the municipal market during this period included intermediate maturity municipal bonds and higher quality municipal bonds. Five to ten-year bonds were the poorest performers during this fiscal year.

At March 31, 2005, 31% of the Fund’s portfolio was in Insured Bonds (bonds guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation or the Financial Guaranty Insurance Company), 29% in Pre-Refunded Bonds (bonds backed by an escrow of securities, which usually are U.S. Treasuries, and then the securities in the escrow are selected to meet the interest payments and pay off the pre-refunded bonds on their first call date), 23% in Revenue Bonds (bonds whose interest and principal is paid from revenue from a specific source), 11% in Bonds with Other Credit Support (bonds backed by agencies such as GNMA or FNMA, or have other guarantees that support the issuer’s ability to repay the debt), and 6% in General Obligation Bonds (bonds secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations).

The Fund’s performance during the twelve months ended March 31, 2005 was hindered by a long-callable bond underweight and an intermediate maturity overweight. At the start of the fiscal year, we believed all yields would increase as the Fed tightened. As it became apparent that there would be continued demand for long duration assets, keeping long yields relatively low, we purchased long callable bonds, reducing the Fund’s underweighting.

Our emphasis on high quality positions also held back performance during this period, as BBB and lower-rated bonds outperformed high quality bonds due to improved credit quality and a greater demand for yield. Our lack of exposure to tobacco-related bonds, which benefited from positive court rulings, also held back performance.

Pre-refunding of certain positions and associated upgrades in quality, helped the Fund’s performance during the twelve months ended March 31, 2005. The newly pre-refunded bonds are now backed by the U.S. Treasury; consequently, there is little credit risk associated with the bonds, increasing their value. Additionally, California State General Obligation bonds, held in the Fund, experienced an upgrade in credit quality and strong performance.

March 31, 2005

Over the next twelve months, we expect to see continued economic growth, although perhaps at a slower pace than in the last fiscal year. With some signs of higher inflation and the Fed remaining in tightening mode, we expect continued pressure on short-term interest rates resulting in a flatter yield curve. As the new fiscal year begins, we find high quality, long callable municipals most attractive given current yields and our market outlook. As always, we will continue to manage the Fund according to its primary investment strategy, which is to actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities while seeking investment grade municipal obligations that offer a high level of current income exempt from federal income taxes.

Percentage Holdings 3/31/05

Percentage Holdings are based on Municipal Bonds held.

Percentage Holdings are subject to change.

Top 10 Fixed Income Holdings 3/31/05

Company	% Net Assets
Wisconsin State Series A, 6.10%, 5/1/13 GO, PR	3.32%
North Carolina Eastern Municipal Power Agency Systems, Various	3.25%
North Slope Boro, Alaska - Series B, 0.00%, 6/30/07 GO, MBIA	2.96%
Detroit, Michigan Sewer Disposal Revenue, Various	2.95%
Mississippi State, Various	2.23%
Massachusetts State Water, Various	2.19%
Sacramento County, California Sanitation District, Various	2.13%
University of Texas Revenue Financing Bonds, Various	2.01%
New Jersey State Transportation Authority, 5.50%, 6/15/18 RB	1.90%
Delaware Valley, Pennsylvania Regional Financial Authority Local Government Revenue, 5.50%, 8/1/28 RB, AMBAC	1.77%

Top 10 Fixed Income Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes. Capital gain distributions are subject to capital gains taxes.

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Municipal Bond Fund (Class A – without initial sales charge)	1.63%	6.42%	6.23%
Municipal Bond Fund (Class A – with initial sales charge)	-3.18%	5.40%	5.58%
Lehman Brothers Municipal Bond Index	2.66%	6.58%	6.18%
General Municipal Debt Funds Lipper Average	2.03%	5.68%	—

Fund inception date is 3/31/97.

*Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

As of March 31, 2005, the index included 35,001 issues totaling over $863 billion in market value. The index represents approximately 50% of the municipal bond market capitalization.

The Lipper-Tax-Exempt Fixed Income Fund Performance Analysis General Municipal Debt Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that invest primarily in municipal debt issues in the top four credit ratings. Source: Lipper, Inc.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. Return of principal is not guaranteed.

March 31, 2005

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Municipal Bond Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,005.00	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.23

Municipal Bond Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$1,000.90	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,017.18	$7.52

*	Expenses are equal to the annualized expense ratio of 0.84% for Class A shares, 1.50% for Class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Municipal Bond Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Revenue Bonds (67.3%)
Alabama (2.0%)
(b) Alabama Water Pollution, 5.25%, 8/15/11 RB, AMBAC	900,000	984,276
Jefferson County, Alabama Sewer Revenue, 5.00%, 2/1/38 RB, FGIC, PR	115,000	124,313
Jefferson County, Alabama Sewer Revenue, 5.00%, 2/1/41 RB, FGIC, PR	735,000	794,241
Jefferson County, Alabama Sewer Revenue, 5.375%, 2/1/36 RB, FGIC, PR	505,000	548,587
Jefferson County, Alabama Sewer Revenue, 5.70%, 2/1/19 RB, FGIC, PR	60,000	63,515
Jefferson County, Alabama Sewer Revenue, 5.75%, 2/1/38 RB, FGIC, PR	50,000	54,987
Total		2,569,919

Arizona (3.2%)
(b) Arizona School Facilities Board Revenue, 5.50%, 7/1/17 RB	1,700,000	1,865,274
(b) Arizona State Transportation Board Highway Revenue, 5.25%, 7/1/17 RB	1,000,000	1,077,790
Salt River Project Arizona Agriculture Improvement & Power District Electrical System Revenue - Series A, 5.00%, 1/1/21 RB	1,000,000	1,049,790
Total		3,992,854

California (2.4%)
Foothill/Eastern California Corridor Agency Toll Road Revenue, 0.00%, 1/1/18 RB, PR	160,000	89,933
Foothill/Eastern Corridor Agency California Toll Road Revenue, 0.00%, 1/1/20 RB, PR	530,000	265,572
Sacramento County, California Sanitation District, 5.00%, 12/1/35 RB, AMBAC	1,500,000	1,552,230
Sacramento County, California Sanitation District, 6.00%, 12/1/15 RB	1,000,000	1,130,950
Total		3,038,685

	Shares/Par	$ Value
Colorado (1.6%)
Colorado Regional Transportation District Certificate Participation, 2.30%, 12/1/22 RB, AMBAC	2,000,000	1,969,980

Connecticut (4.4%)
Connecticut State Health & Education Facilities Authority Revenue, 2.30%, 7/1/36 RB	1,500,000	1,500,000
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure, Series A, 5.375%, 10/1/17 RB, FSA, PR	1,000,000	1,100,840
Connecticut State Special Tax Obligation Revenue, 5.75%, 6/1/13 RB, FGIC, PR	5,000	5,229
Hartford, Connecticut Package System, 6.40%, 7/1/20 RB	900,000	1,023,201
State of Connecticut Clean Water Fund Revenue, 5.25%, 11/1/12 RB, PR	1,845,000	1,868,099
Total		5,497,369

Florida (3.4%)
Collier County, Florida Housing Finance Authority, 4.90%, 2/15/32 RB, FNMA	1,250,000	1,274,400
Escambia County, Florida Health Facilities Authority Revenue, 5.25%, 11/15/32 RB	670,000	695,842
Escambia County, Florida Health Facilities Authority Revenue, 5.75%, 11/15/29 RB, AMBAC	760,000	844,679
Miami, Florida Health Facilities Authority Revenue - Series B, 5.25%, 11/15/33 RB	1,000,000	1,016,580
Miami, Florida Health Facilities Authority Revenue - Series C, 5.25%, 11/15/33 RB	500,000	508,290
Total		4,339,791

Georgia (3.2%)
(b) Atlanta, Georgia Airport General Revenue, 5.60%, 1/1/30 RB, PR	50,000	55,466
(b) Atlanta, Georgia Airport Revenue, 5.50%, 1/1/26 RB, FGIC, PR	185,000	204,418

March 31, 2005

	Shares/Par	$ Value
Georgia (continued)
(b) Atlanta, Georgia Water & Wastewater Revenue, 5.50%, 11/1/22 RB, FGIC	550,000	626,423
Cartersville, Georgia Development Authority Water & Waste Facility, 7.40%, 11/1/10 RB, AMT	1,000,000	1,170,760
Colquitt County, Georgia Development Authority Revenue, 0.00%, 12/1/21 RB, PR	290,000	128,163
Georgia Municipal Electric Authority, 5.00%, 11/1/24 RB, MBIA	250,000	257,578
Georgia Municipal Electric Authority, 6.40%, 1/1/13 RB, AMBAC	110,000	126,216
Richmond County, Georgia Development Authority Revenue, 0.00%, 12/1/21 RB, PR	3,370,000	1,489,338
Total		4,058,362

Illinois (4.6%)
Chicago, Illinois Public Building Community Building Revenue, 0.00%, 1/1/08 RB, MBIA, PR	480,000	440,227
Chicago, Illinois Sales Tax, 5.375%, 1/1/30 RB, FGIC, PR	10,000	10,862
Illinois Educational Facilities Authority Student Housing Revenue, 6.25%, 5/1/30 RB	1,000,000	1,061,080
Illinois Finance Authority Revenue University of Chicago-Series A, 5.00%, 7/1/34 RB	1,000,000	1,022,220
Illinois State Sales Tax Revenue, 5.50%, 6/15/15 RB	1,600,000	1,748,096
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax, 5.50%, 6/15/18 RB, FGIC, PR	1,175,000	1,334,941
University of Illinois University Revenue Auxiliary Facilities Series A, 6.00%,4/1/30 RB, PR, MBIA	185,000	208,965
Total		5,826,391

	Shares/Par	$ Value
Indiana (1.1%)
Fort Wayne, Indiana Sewer Works Revenue, 9.625%, 8/1/05 RB, BIGI	90,000	92,091
Indiana State Toll Finance Authority, 6.00%, 7/1/15 RB	100,000	103,593
Shelby, Indiana Eastern School Building Corp., 5.50%, 7/15/13 RB, FGIC	1,135,000	1,248,398
Total		1,444,082

Iowa (1.8%)
Cedar Rapids, Iowa Revenue Bond, 9.00%, 7/1/25 RB, PR	1,000,000	1,036,330
Iowa City, Iowa Sewer Revenue, 5.50%, 7/1/25 RB, FSA	140,000	149,647
Iowa Finance Authority Hospital Facility Revenue, 5.878%, 2/15/20 RB, AMBAC	1,000,000	1,095,570
Total		2,281,547

Kansas (0.9%)
Kansas State Department of Transportation Highway Revenue, 5.00%, 9/1/10 RB, PR	45,000	48,214
Kansas State Department of Transportation Highway Revenue, 5.125%, 9/1/12 RB, PR	55,000	59,256
Kansas State Development Finance Authority Revenue, Water Pollution Control Revolving Fund II, 4.75%, 5/1/14 RB	1,000,000	1,044,990
Total		1,152,460

Kentucky (0.9%)
Louisville & Jefferson County, Kentucky Regional Airport Authority, 6.50%, 7/1/17 RB, MBIA, AMT	1,000,000	1,086,450

Louisiana (0.2%)
Louisiana State Gas & Fuels Tax Revenue, 5.375%, 6/1/16 RB, AMBAC	250,000	271,545

	Shares/Par	$ Value
Maine (0.4%)
Regional Waste System, Inc., Maine Solid Waste Resource Recovery, 6.25%, 7/1/11 RB, AMT	550,000	564,933

Maryland (0.9%)
Maryland State Industrial Development Financing Authority Economic Development Revenue, 5.20%, 11/1/26 RB	1,065,000	1,113,383

Massachusetts (3.0%)
Massachusetts Bay Transportation Authority, 5.00%, 3/1/22 RB, PR, General Obligation of Authority	820,000	858,630
Massachusetts State Health & Educational Facility Authority, 6.25%, 12/1/22 RB, PR	110,000	114,912
Massachusetts State Water Reserve Authority, 2.23%, 4/1/28 RB, AMBAC	1,200,000	1,200,000
Massachusetts State Water Reserve Authority, 2.30%, 8/1/20 RB, LOC	1,560,000	1,560,000
Total		3,733,542

Michigan (3.1%)
Detroit, Michigan Sewer Disposal Revenue, 2.28%, 7/1/33 RB, FSA	1,000,000	1,000,000
Detroit, Michigan Sewer Disposal Revenue, 5.00%, 7/1/32 RB, FSA	1,000,000	1,025,060
Detroit, Michigan Sewer Disposal Revenue, 5.25%, 7/1/21 RB, FSA	1,525,000	1,685,506
Detroit, Michigan Water Supply System, 5.25%, 7/1/33 RB, FGIC, PR	165,000	180,107
Total		3,890,673

Mississippi (1.0%)
Mississippi Development Bank Special Obligation, 5.00%, 9/1/34 RB, FSA	1,250,000	1,286,850

	Shares/Par	$ Value
Missouri (0.3%)
Saline County, Missouri Individual Development Authority, 6.50%, 12/1/28 RB	345,000	349,796

Nebraska (0.3%)
Nebraska Investment Finance Authority, Single Family Housing Revenue, 6.25%, 3/1/21 RB, FHLMC, FNMA, GNMA, AMT	360,000	363,434

New Jersey (2.9%)
New Jersey State Highway Authority Garden State Parkway General Revenue, 5.25%, 1/1/18 RB, PR	1,190,000	1,305,168
New Jersey State Transportation Authority, 5.50%, 6/15/18 RB	2,125,000	2,386,098
Total		3,691,266

New York (7.9%)
Metropolitan Transportation Authority, 5.00%, 4/1/17 RB, PR, FSA	1,000,000	1,087,460
Metropolitan Transportation Authority, 5.625%, 7/1/25 RB, PR, MBIA	1,000,000	1,073,630
New York City Municipal Water Finance Authority, 5.75%, 6/15/29 RB, PR	1,000,000	1,070,560
New York City Municipal Water Financial Authority Water & Sewer System Revenue, 5.25%, 6/15/17 RB	1,205,000	1,296,122
New York City, New York Municipal Water Financial Authority Water & Sewer System Revenue, 2.25%, 6/15/25 RB, FGIC	300,000	300,000
New York City, New York Transitional Financial Authority - Series E, 5.25%, 2/1/22 RB, MBIA	1,000,000	1,069,450
New York Metropolitan Transportation Authority Commuter Facilities, 5.00%, 7/1/21 RB, AMBAC, PR	1,080,000	1,171,778

March 31, 2005

	Shares/Par	$ Value
New York (continued)
New York State Dormitory Authority, 5.125%, 2/15/08 RB	900,000	946,134
New York State Dormitory Authority, 5.125%, 7/1/27 RB, MBIA, PR	195,000	209,606
Sales Tax Asset Receivable, 5.00%, 10/15/32 RB, AMBAC	1,500,000	1,556,445
Total		9,781,185

North Carolina (4.1%)
North Carolina Eastern Municipal Power Agency System, 4.00%, 1/1/18 RB, PR	1,705,000	1,669,860
North Carolina Eastern Municipal Power Agency System, 4.50%, 1/1/24 RB, PR	1,785,000	1,795,139
North Carolina Eastern Municipal Power Agency System, 6.00%, 1/1/26 RB, PR	520,000	621,270
North Carolina Municipal Power Agency #1 Catawba Electric Revenue, 5.00%, 1/1/20 RB, PR	860,000	922,677
North Carolina Municipal Power Agency Power System Revenue, 6.50%, 1/1/10 RB, PR, MBIA	180,000	205,121
Total		5,214,067

Ohio (0.1%)
Ohio Housing Finance Agency, 5.625%, 9/1/16 RB, GNMA	185,000	187,653

Pennsylvania (3.3%)
Delaware Valley, Pennsylvania Regional Financial Authority Local Government Revenue, 5.50%, 8/1/28 RB, AMBAC	2,025,000	2,228,572
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue, 5.00%, 1/1/27 RB, PR, FSA	265,000	283,778
Pennsylvania State Higher Education, 6.00%, 1/15/31 RB	1,500,000	1,617,765
Total		4,130,115

Rhode Island (0.1%)
Rhode Island Depositors Economic Protection Corp., 5.75%, 8/1/21 RB, PR, FSA	135,000	158,140

	Shares/Par	$ Value
Tennessee (0.8%)
Metropolitan Government Nashville & Davidson County, Tennessee Electric Revenue - Series A, 5.00%, 5/15/29 RB, AMBAC	1,000,000	1,033,240

Texas (8.5%)
Fort Worth, Texas Housing Finance Corp., 6.00%, 8/20/43 RB, GNMA	1,000,000	1,011,790
Houston, Texas Utility Systems Revenue, 5.25%, 5/15/27 RB, MBIA	1,000,000	1,056,320
Irving, Texas Waterworks and Sewer, 5.00%, 8/15/15 RB, AMBAC	1,285,000	1,375,014
Lower Colorado River Authority Texas REF-LCRA Services Corporate Project, 5.00%, 5/15/24 RB, FGIC	1,000,000	1,025,370
Lower Colorado River Authority Texas Revenue, 5.00%, 1/1/15 RB, PR, FSA	1,000,000	1,085,910
Mission, Texas Water & Sewer, 5.50%, 4/1/27 RB, FGIC	500,000	542,225
Odessa, Texas Junior College District, 8.125%, 12/1/18 RB, PR	920,000	954,206
Texas University Board of Regents Revenue Financing Bonds, 5.25%, 8/15/15 RB	1,000,000	1,103,260
Texas Water Development Board Revenue, 5.75%, 7/15/16 RB	1,000,000	1,033,040
University of Texas Revenue, 5.25%, 8/15/20 RB	1,290,000	1,426,740
Total		10,613,875

Virginia (0.9%)
Virginia State Public School Authority - Series D, 5.25%, 8/1/19 RB, State Aid Withholding	1,000,000	1,113,300
Total Revenue Bonds (Cost $83,257,263)		84,754,887

General Obligation Bonds (31.5%)
Alabama (1.0%)
(b) Birmingham, Alabama - Series A, 5.25%, 5/1/18 GO	1,200,000	1,289,448

	Shares/Par	$ Value
Alaska (3.0%)
North Slope Boro, Alaska - Series B, 0.00%, 6/30/07 GO, MBIA	4,000,000	3,731,680

California (1.7%)
California State, 5.25%, 4/1/34 GO	1,000,000	1,046,710
Riverside, California Community College District, 5.50%, 8/1/29 GO, MBIA	1,000,000	1,091,870
Total		2,138,580

Florida (0.8%)
Florida State Department Transportation Right of Way Service, 5.00%, 7/1/34 GO	1,000,000	1,033,570

Hawaii (0.1%)
Hawaii State, 5.00%, 4/1/07 GO, MBIA	75,000	78,054

Illinois (3.0%)
(e) Chicago, Illinois Capital Appreciation, 0.00%, 1/1/17 GO, MBIA	1,000,000	815,820
Chicago, Illinois School Reform Board - Series A, 5.25%, 12/1/20 GO, FGIC	100,000	110,622
Cook County, Illinois Community Consolidated School District #21, 0.00%, 12/1/09 GO, FSA	715,000	604,497
Cook County, Illinois School District, 9.00%, 12/1/10 GO, FGIC	1,000,000	1,275,500
Will County, Illinois Community Unit School District #365 U VY View, 0.00%, 11/1/18 GO, FSA	1,855,000	963,654
Total		3,770,093

Kansas (1.4%)
Cowley County, Kansas Unit School District #465 Winfield, 5.25%, 10/1/20 GO, MBIA	1,650,000	1,781,274

Massachusetts (0.9%)
(b) Boston, Massachusetts - Series A, 5.75%, 2/1/14 GO, PR	1,000,000	1,107,780

	Shares/Par	$ Value
Michigan (1.7%)
West Ottawa, Michigan Public School District, 5.00%, 5/1/22 GO, Q-SBLF	2,040,000	2,120,784

Mississippi (2.2%)
Mississippi State - Series D, 5.25%, 11/1/20 GO	1,000,000	1,109,450
Mississippi State, 2.31%, 11/1/23 GO, BPA	1,700,000	1,700,000
Total		2,809,450

Nebraska (0.9%)
Omaha, Nebraska Convention Center, 5.25%, 4/1/26 GO	1,000,000	1,114,270

New York (0.8%)
New York, New York - Series I, 6.00%, 4/15/09 GO, PR	1,000,000	1,069,064

North Carolina (1.0%)
North Carolina State, 2.18%, 5/1/21 GO, SPA	1,200,000	1,200,000

Oklahoma (2.0%)
Oklahoma City, Oklahoma, 5.50%, 7/1/13 GO, PR	1,250,000	1,375,800
Tulsa, Oklahoma, 5.50%, 12/1/15 GO	1,000,000	1,083,580
Total		2,459,380

Texas (7.7%)
(b) Aldine, Texas Independent School District, 5.50%, 2/15/16 GO, PSF	1,500,000	1,629,720
Dallas, Texas Independent School District, 5.50%, 2/15/17 GO, PSF	200,000	217,736
Dallas, Texas Independent School District, 5.50%, 2/15/17 GO, PSF, PR	1,365,000	1,513,703
Fort Bend, Texas Independent School District, 5.00%, 2/15/17 GO, PSF, PR	1,150,000	1,249,855
Harris County, Texas Capital Appreciation Refunding Toll Road - Series A, 0.00%, 8/15/09 GO, MBIA	1,300,000	1,114,139

March 31, 2005

	Shares/Par	$ Value
Texas (continued)
Little Elm, Texas Independent School District, 0.00%, 8/15/16 GO, PSF	1,930,000	1,139,202
San Marcos, Texas Consolidated Independent School District, 5.25%, 8/1/22 GO, PSF	1,000,000	1,064,430
Texas State Ribs, 10.341%, 9/30/11 GO	1,000,000	1,283,940
Wylie, Texas Independent School District, 0.00%, 8/15/08 GO, PSF, PR	305,000	273,853
Wylie, Texas Independent School District, 0.00%, 8/15/08, GO, PSF	295,000	263,733
Total		9,750,311

Wisconsin (3.3%)
Wisconsin State Series A, 6.10%, 5/1/13 GO, PR	4,170,000	4,183,427
Total General Obligation Bonds (Cost $38,903,750)		39,637,165

Total Investments (98.8%) (Cost $122,161,013)(a)	124,392,052
Other Assets, Less Liabilities (1.2%)	1,489,572
Total Net Assets (100.0%)	125,881,624

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $123,134,728 and the net unrealized appreciation of investments based on that cost was $1,257,324 which is comprised of $1,738,179 aggregate gross unrealized appreciation and $480,855 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
US Long Bond (CBT) Commodity Future (Total notional value at 3/31/05, $1,132,734)	10	6/05	$(18,984)

US Ten Year Treasury Note Future (Total notional value at 3/31/05, $7,710,000)	70	6/05	$(61,406)

(e)	Step bond security that presently receives no coupon payments. On January 1, 2011 the coupon steps up to 5.38%.

RB = Revenue Bond

GO = General Obligation

PR = Pre-Refunded security will be called on first call date (with certainty)

AMT = Subject to Alternative Minimum Tax.

Scheduled principal and interest payments are guaranteed by:

AMBAC (AMBAC Indemnity Corporation)

BIGI (Bond Investors Guarantee Insurance)

FGIC (Financial Guaranty Insurance Company)

FHLMC (Federal Home Loan Mortgage Association)

FNMA (Federal National Mortgage Association)

FSA (Financial Security Assurance, Inc.)

GNMA (Government National Mortgage Association)

MBIA (Municipal Bond Insurance Association)

PSF (Texas Permanent School Fund)

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Fund

Objective:  To seek high income and capital appreciation, consistent with preservation of capital.

Portfolio:  Diversified investment grade corporate, mortgage backed, Treasury and government agency bonds, with maturities generally exceeding one year.

Strategy:  To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

Net Assets:  $207.5 million

The Select Bond Fund seeks high income and capital appreciation, consistent with preservation of capital. The Fund’s portfolio consists primarily of investment grade debt securities with maturities exceeding one year. The Fund’s strategy is to actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

For the fiscal year ended March 31, 2005, the Select Bond Fund returned -0.27% (Class A shares before sales charges), lagging the Citigroup U.S. Broad Investment Grade Index, which had a return of 1.23%, and the 1.19% return on the Merrill Lynch Domestic Master Index. These indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges. The average return for the Fund’s peer group, Corporate Debt Funds A Rated, was 0.92% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis. The Fund’s underperformance in the last fiscal year largely reflected duration and term structure positioning.

During the year ended December 31, 2004, the U.S. economy grew by 3.8%, which was on target for expectations. Economic growth for the twelve months ended March 31, 2005, was accompanied by low inflation, with the Consumer Price Index rising by 3.1%. At the beginning of 2004, bond investors expected interest rates to rise across all maturities, and during this fiscal year period, the Federal Reserve Board raised short-term interest rates on seven occasions, each time by a quarter of a percentage point. At March 31, 2005, the Federal Funds rate stood at 2.75%, up from 1% in June, 2004. However, the yield curve flattened throughout this period and interest rates on long-term bonds remained basically unchanged. The yield on 10-year Treasury bonds was 3.84% at the beginning of this fiscal year, and 4.48% on March 31, 2005, while the yield on 30-year Treasury bonds actually declined slightly over the period and stood at 4.76% on March 31, 2005.

The Fund’s performance for the twelve months ended March 31, 2005, was primarily the result of two factors: duration and term structure positioning. The Fund’s longer duration relative to the Index hurt performance during the fiscal year as interest rates rose. The major themes in the Treasury market over the last twelve months were the increasing yields across most maturities and the dramatic flattening of the yield curve. While the two-year, five-year and 10-year Treasury bond yields increased by 220 basis points, 139 basis points, and 65 basis points, respectively, the 30-year Treasury bond was virtually unchanged for the year ended March 31, 2005. The slope of the Treasury yield curve between the five-year bond and the 30-year bond flattened by nearly 140 basis points over the past twelve months.

The Fund also was positioned with a steepening bias during this period; that is, it was positioned with the expectation that longer-term interest rates would rise more than intermediate interest rates. That expectation failed to materialize and, consequently, the Fund underperformed. To a lesser extent, the Fund’s underweight position in mortgage-backed bonds and its emphasis on high quality bonds in the corporate segment of the portfolio were negative contributors to performance during the fiscal year.

At March 31, 2005, 40% of the Fund’s portfolio was in Corporate Bonds, 33% in Government and Government Agency securities, 23% in Mortgage-Backed and Asset-Backed Securities, 3% in Short Term Investments and Other Assets, and 1% in Municipal Revenue Bonds.

The Fund’s portfolio positioning going into the next fiscal year is moderately short to neutral duration, modestly underweight the mortgage sector, and overweight the corporate sector. We will continue to look for opportunities to effectuate the Fund’s primary investment strategy, which is to actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities as we seek high income and capital appreciation, consistent with preservation of capital.

March 31, 2005

Percentage Allocation 3/31/05

Percentage Allocation are based on net assets.

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund’s stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

Percentage Allocation is subject to change.

Top 10 Fixed Income Holdings 3/31/05

Company	% Net Assets
United States Treasury Notes/Bonds, Various	27.31%
Federal National Mortgage Association, Various	17.98%
Federal Home Loan Mortgage Corporation, Various	3.31%
Government National Mortgage Association, Various	2.29%
Hewlett-Packard Co., 5.50%, 7/1/07	1.24%
Berkshire Hathaway, Various	1.11%
BECCS, 0.00%, 11/15/11	0.90%
Union Pacific Corp., Various	0.90%
Boeing Company, 8.75%, 9/15/31	0.85%
PPL Electric Utilities Corp., 4.30%, 6/1/13	0.68%

Top ten fixed income holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com.

Time period 3/31/97 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2005, would have resulted in a final value of $10,114. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

March 31, 2005

TOTAL RETURN

For the periods ended March 31, 2005	One Year	Five Year*	Since Inception*
Select Bond Fund (Class A – without initial sales charge)	-0.27%	7.58%	7.07%
Select Bond Fund (Class A – with initial sales charge)	-5.01%	6.52%	6.42%
Merrill Lynch Domestic Master Index	1.19%	7.15%	7.00%
Citigroup U.S. Broad Investment Grade (BIG) Bond Index	1.23%	7.16%	6.98%
Corporate Debt Funds A-Rated Funds Lipper Average	.92%	6.47%	—

Fund inception date is 3/31/97.

*Returns are annualized.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised on U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of the underlying securities. The Index cannot be invested in directly and does not include sales charges.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgage, asset-backed, and investment-grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US $1 Billion for Treasuries, US $5 Billion for mortgages, and US $200 million for credit, asset-backed, and government-sponsored issues.

The fund is changing its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Lipper-Taxable Fixed Income Fund Performance Analysis Corporate Debt Funds A-Rated Funds Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

About Your Fund’s Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at September 30, 2004 and held for the entire period ended March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Select Bond Fund Class A

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$996.80	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.27

Select Bond Fund Class B

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$993.50	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.18	$7.52

Select Bond Fund Class C

	Beginning Account Value September 30, 2004	Ending Account Value March 31, 2005	Expenses Paid During Period*
Actual	$1,000.00	$992.50	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.18	$7.52

*	Expenses are equal to the annualized expense ratio of 0.85% for Class A shares, 1.50% for Class B shares, and 1.50% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2005

Select Bond Fund

Schedule of Investments 3/31/05

	Shares/Par	$ Value
Revenue Bond (0.5%)
Municipal Bond - Revenue (0.5%)
Nashville & Davidson County, Tennessee Health and Educational Facilities Board of The Metropolitan Government, 0.00%, 6/1/21, RB	2,450,000	1,109,605
Total Revenue Bond (Cost $1,080,464)		1,109,605

Corporate Bonds (40.0%)
Aircraft (1.2%)
Boeing Co., 8.75%, 9/15/31	1,250,000	1,763,052
Lockheed Martin Corp., 8.50%, 12/1/29	470,000	636,840
Total		2,399,892

Auto Related (1.9%)
(b) American Honda Finance, 4.50%, 5/26/09 144A	1,000,000	997,711
Ford Motor Credit Co., 5.70%, 1/15/10	375,000	353,234
Ford Motor Credit Co., 7.375%, 10/28/09	580,000	582,535
General Motors Acceptance Corp., 5.625%, 5/15/09	750,000	684,205
General Motors Acceptance Corp., 6.75%, 12/1/14	385,000	332,565
Toyota Motor Credit Corp., 2.70%, 1/30/07	1,000,000	975,835
Total		3,926,085

Automobiles & Other Motor Vehicles (0.6%)
Ford Motor Co., 7.45%, 7/16/31	705,000	637,733
General Motors Corp., 8.375%, 7/15/33	660,000	564,783
Total		1,202,516

Autos/Vehicle Parts (0.1%)
Dana Corp., 5.85%, 1/15/15 144A	350,000	308,313

Bank Holding Companies (0.4%)
Chuo Mitsui Trust and Banking Co., 5.506%, 4/15/05 144A	935,000	894,018

Beverages, Malt Beverages (1.6%)
Anheuser-Busch Companies, Inc., 7.00%, 12/1/25	720,000	753,758
(b) Anheuser-Busch Companies, Inc., 7.50%, 3/15/12	57,000	65,863

	Shares/Par	$ Value
Beverages, Malt Beverages (continued)
Coca-Cola Enterprises, Inc., 5.25%, 5/15/07	750,000	765,383
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06	250,000	254,106
Coca-Cola Enterprises, Inc., 5.75%, 3/15/11	1,000,000	1,050,341
PepsiAmericas, Inc., 4.875%, 1/15/15	530,000	518,798
Total		3,408,249

Broad Woven Fabric Mills, Manmade (0.0%)
(d) Polysindo International Finance, 11.375%, 6/15/06	800,000	84,000

Cable & Other Pay Television Services (0.8%)
Comcast Corp., 5.30%, 1/15/14	750,000	741,859
Echostar Corp., 6.375%, 10/1/11	710,000	695,800
Time Warner Entertainment Co., 8.375%, 7/15/33	250,000	314,272
Total		1,751,931

Commercial Banks (4.9%)
(b) Bank of America Corp., 5.375%, 6/15/14	75,000	76,198
(b) Bank of America Corp., 7.40%, 1/15/11	133,000	149,937
(b) The Bank of New York Co., Inc., 4.95%, 3/15/15	1,000,000	984,363
(b) Bank One Corp., 5.25%, 1/30/13	500,000	504,021
Citigroup, Inc., 4.50%, 7/29/09	1,030,000	1,014,435
Compass Bank, 5.50%, 4/1/20	530,000	528,956
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	745,000	746,639
PNC Bank NA, 5.25%, 1/15/17	450,000	443,331
Rabobank Capital Fund II, 5.26%, 12/31/13 144A	330,000	331,471
Royal Bank of Scotland Group PLC, 5.05%, 1/8/15	1,000,000	992,368
UnionBanCal Corp., 5.25%, 12/16/13	1,000,000	995,093
US Bank NA, 4.95%, 10/30/14	860,000	849,065
Wachovia Bank NA, 4.80%, 11/1/14	840,000	814,878
Wachovia Bank NA, 4.875%, 2/1/15	340,000	330,796
Wells Fargo & Co., 4.20%, 1/15/10	1,000,000	977,773
Wells Fargo Bank, 6.45%, 2/1/11	150,000	162,833
Total		9,902,157

	Shares/Par	$ Value
Consumer Non-Cyclical (1.1%)
The Clorox Co., 4.20%, 1/15/10 144A	675,000	663,455
The Gillette Co., 2.50%, 6/1/08	1,000,000	954,080
Johnson & Johnson, Inc., 6.625%, 9/1/09	700,000	756,488
Total		2,374,023

Crude Petroleum & Natural Gas (1.5%)
Conoco Funding Co., 6.35%, 10/15/11	1,000,000	1,089,866
Kerr-McGee Corp., 6.95%, 7/1/24	330,000	338,801
Kerr-McGee Corp., 7.875%, 9/15/31	140,000	157,972
Occidental Petroleum, 4.00%, 11/30/07	450,000	444,338
Occidental Petroleum, 10.125%, 9/15/09	510,000	609,363
XTO Energy, Inc., 5.00%, 1/31/15	500,000	489,342
Total		3,129,682

Data Processing and Preparation (0.6%)
First Data Corp., 3.90%, 10/1/09	1,350,000	1,310,692

Eating Places (0.4%)
McDonald’s Corp., 3.875%, 8/15/07	465,000	460,901
McDonald’s Corp., 5.375%, 4/30/07	360,000	368,965
Total		829,866

Electric Services (4.0%)
Consumer Energy Co., 4.80%, 2/17/09	1,120,000	1,120,876
FPL Group Capital, Inc., 4.086%, 2/16/07	545,000	543,661
Indiana Michigan Power, 5.05%, 11/15/14	455,000	445,288
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	270,000	264,182
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	765,000	748,606
Oncor Electric Delivery, 6.375%, 1/15/15	250,000	269,367
PacifiCorp, 5.45%, 9/15/13	900,000	927,842
Peco Energy Co., 4.75%, 10/1/12	1,000,000	994,024
PPL Electric Utilities Corp., 4.30%, 6/1/13	1,500,000	1,416,253

	Shares/Par	$ Value
Electric Services (continued)
Public Service Electric & Gas Corp., 5.00%, 1/1/13	300,000	300,053
Puget Energy, Inc., 3.363%, 6/1/08	420,000	405,386
Virginia Electric & Power Co., 5.25%, 12/15/15	690,000	689,050
Total		8,124,588

Electrical Equipment & Supplies (0.2%)
Cooper Industries, Inc., 5.50%, 11/1/09	500,000	515,645

Electronic Components & Accessories (0.6%)
Raytheon Co., 5.50%, 11/15/12	1,120,000	1,156,776

Electronic Computers (1.2%)
Hewlett-Packard Co., 5.50%, 7/1/07	2,500,000	2,565,618

Federal Savings Institutions (1.0%)
Washington Mutual, Inc., 5.00%, 3/22/12	930,000	924,690
World Savings Bank FSB, 4.125%, 12/15/09	1,225,000	1,196,059
Total		2,120,749

Finance Services (0.8%)
Household Finance Corp., 4.125%, 11/16/09	705,000	685,485
International Lease Finance Corp., 4.75%, 1/13/12	930,000	901,455
Total		1,586,940

Fire, Marine & Casualty Insurance (2.0%)
(b) Berkley (WR) Corp., 9.875%, 5/15/08	1,000,000	1,148,258
Berkshire Hathaway Finance, 3.40%, 7/2/07	500,000	492,700
Berkshire Hathaway Finance, 4.85%, 1/15/15 144A	1,855,000	1,815,874
Progressive Corp., 6.375%, 1/15/12	715,000	771,175
Total		4,228,007

Food & Kindred Products (0.5%)
(b) Albertson’s, Inc., 7.50%, 2/15/11	930,000	1,030,783

Forest Products (0.4%)
Weyerhaeuser Co., 7.375%, 3/15/32	705,000	824,219

March 31, 2005

	Shares/Par	$ Value
Gas Transmission & Distribution (0.3%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	630,000	616,001

Health Care (0.3%)
Coventry Health Care, Inc., 6.125%, 1/15/15 144A	565,000	564,294

Media (0.6%)
(b) Time Warner, Inc., 6.875%, 5/1/12	500,000	546,042
Viacom, Inc., 7.875%, 7/30/30	585,000	694,881
Total		1,240,923

Miscellaneous Business Credit Institutions (0.5%)
Textron Financial Corp., 2.75%, 6/1/06	1,000,000	978,897

Personal Credit Institutions (0.4%)
SLM Corp., 4.00%, 1/15/10	920,000	892,427

Petroleum Refining (0.5%)
(b) Amerada Hess Corp., 7.125%, 3/15/33	500,000	556,009
Valero Energy Corp., 4.75%, 6/15/13	500,000	487,302
Total		1,043,311

Pharmaceutical Preparations (0.6%)
(b) Abbott Laboratories, 3.75%, 3/15/11	750,000	710,908
Pfizer, Inc., 4.50%, 2/15/14	65,000	63,009
Pfizer, Inc., 5.625%, 2/1/06	330,000	334,848
Pfizer, Inc., 5.625%, 4/15/09	220,000	228,382
Total		1,337,147

Phone Communications Except Radiophone (2.6%)
(b) ALLTELL Corp., 4.656%, 5/17/07	360,000	362,189
(b) BellSouth Corp., 5.20%, 9/15/14	1,000,000	989,249
Cingular Wireless LLC, 7.125%, 12/15/31	465,000	521,380
SBC Communications, Inc., 5.10%, 9/15/14	1,000,000	974,681
Sprint Capital Corp., 8.375%, 3/15/12	1,000,000	1,168,697
Telecom Italia Capital, 4.95%, 9/30/14 144A	400,000	383,162
Verizon Global Funding Corp., 4.375%, 6/1/13	1,000,000	949,112
Total		5,348,470

	Shares/Par	$ Value
Radio, TV Electronic Stores (0.2%)
RadioShack Corp., 7.375%, 5/15/11	335,000	378,123

Railroads, Line-Haul Operating (1.4%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	900,000	941,835
Union Pacific Corp., 3.875%, 2/15/09	900,000	873,824
Union Pacific Corp., 7.375%, 9/15/09	900,000	986,225
Total		2,801,884

Real Estate Investment Trusts (1.3%)
ERP Operating LP, 5.25%, 9/15/14	1,000,000	984,044
First Industrial LP, 5.25%, 6/15/09	400,000	403,894
Istar Financial, Inc., 5.15%, 3/1/12	1,405,000	1,359,207
Total		2,747,145

Retail - Retail Stores (1.8%)
Federated Department Stores, 6.30%, 4/1/09	1,155,000	1,207,411
Home Depot, Inc., 3.75%, 9/15/09	1,080,000	1,045,985
Limited Brands, Inc., 6.95%, 3/1/33	426,000	438,238
Safeway, Inc., 6.50%, 3/1/11	935,000	990,877
Total		3,682,511

Savings Institutions Except Federal (0.5%)
U.S. Central Credit Union, 2.75%, 5/30/08	1,000,000	957,426

Security Brokers & Dealers (2.5%)
Credit Suisse First Boston USA, Inc., 4.70%, 6/1/09	820,000	819,207
Goldman Sachs Group, Inc., 5.15%, 1/15/14	1,000,000	984,698
Lehman Brothers Holdings, 4.25%, 1/27/10	1,200,000	1,168,290
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	1,075,000	1,041,783
Morgan Stanley, 5.30%, 3/1/13	1,250,000	1,257,093
Total		5,271,071

	Shares/Par	$ Value
Television Broadcasting Stations (0.7%)
Clear Channel Communications, Inc., 5.50%, 9/15/14	660,000	630,220
Clear Channel Communications, Inc., 5.50%, 12/15/16	790,000	735,325
Total		1,365,545
Total Corporate Bonds (Cost $85,097,437)		82,899,924

Government (Domestic and Foreign) and Agency Bonds (33.3%)
Federal Government & Agencies (33.3%)
(e) BECCS, 14.00%, 11/15/11	2,000,000	1,875,246
Federal Home Loan Bank, 5.54%, 1/8/09	300,000	313,236
Federal Home Loan Bank, 6.00%, 5/13/13	725,000	713,436
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,342,573	1,315,661
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	488,685	489,215
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	1,967,021	1,969,154
Federal Home Loan Mortgage Corp., 5.50%, 8/1/34	2,411,163	2,419,033
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	578,505	600,396
Federal Home Loan Mortgage Corp., 7.50%, 10/1/27	65,789	70,705
Housing & Urban Development, 6.08%, 8/1/13	750,000	804,251
State of Israel, 7.25%, 12/15/28	1,000,000	1,131,262
(e) Tennessee Valley Authority Stripped, 8.25%, 4/15/42	1,000,000	757,430
US Treasury, 2.25%, 4/30/06	29,575,000	29,181,061
US Treasury, 2.875%, 11/30/06	5,340,000	5,267,408
US Treasury, 3.00%, 11/15/07	3,145,000	3,076,694
US Treasury, 3.125%, 1/31/07	8,728,000	8,629,129
US Treasury, 3.375%, 2/28/07	960,000	952,987
US Treasury, 4.00%, 2/15/15	2,915,000	2,800,677
US Treasury, 4.25%, 11/15/14	1,180,000	1,155,616
US Treasury, 5.375%, 2/15/31	5,135,000	5,596,549
Total Government (Domestic and Foreign) and Agency Bonds (Cost $69,916,167)		69,119,146

	Shares/Par	$ Value
Mortgage-Backed and Asset Backed Securities (22.6%)
Commercial Mortgages (1.4%)
Commercial Mortgage Acceptance Corp., Series 1997-ML1, Class B, 6.64%, 12/15/30	500,000	526,041
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class A1, 7.00%, 11/2/06	474,065	479,621
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 11/2/11 144A	600,000	646,218
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.70%, 1/15/18 IO	17,435,557	488,361
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.35%, 10/15/30 IO 144A	20,229,812	322,688
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.37%, 1/15/25 IO 144A	9,176,857	395,798
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.35%, 1/25/29 IO	3,175,887	73,872
(d) RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19	400,000	40,000
Total		2,972,599

Federal Government & Agencies (20.3%)
Federal National Mortgage Association, 4.00%, 6/1/19	256,284	245,492
Federal National Mortgage Association, 4.50%, 8/1/19	1,538,608	1,505,661
Federal National Mortgage Association, 5.00%, 3/1/34	1,925,865	1,888,311
Federal National Mortgage Association, 5.00%, 11/1/34	2,507,706	2,453,354
Federal National Mortgage Association, 5.50%, 9/1/34	2,143,499	2,148,076
Federal National Mortgage Association, 5.50%, 10/1/34	1,939,242	1,943,384
Federal National Mortgage Association, 5.97%, 10/1/08	349,257	362,284
Federal National Mortgage Association, 6.00%, 10/1/19	224,330	231,874
Federal National Mortgage Association, 6.00%, 10/1/34	1,663,297	1,700,558

March 31, 2005

	Shares/Par	$ Value

Federal Government & Agencies (continued)
Federal National Mortgage Association, 6.00%, 11/1/34	2,536,547	2,593,371
Federal National Mortgage Association, 6.22%, 2/1/06	440,821	445,071
Federal National Mortgage Association, 6.265%, 10/1/08	228,873	239,288
Federal National Mortgage Association, 7.36%, 4/1/11	392,764	434,506
Federal National Mortgage Association, 11.00%, 12/1/12	3,108	3,406
Federal National Mortgage Association, 11.00%, 9/1/17	13,193	14,416
Federal National Mortgage Association, 11.00%, 12/1/17	2,849	3,126
Federal National Mortgage Association, 11.00%, 2/1/18	7,003	7,676
Federal National Mortgage Association, 11.50%, 4/1/18	6,527	7,230
Federal National Mortgage Association, 12.00%, 9/1/12	26,039	28,640
Federal National Mortgage Association, 12.00%, 12/1/12	10,632	11,826
Federal National Mortgage Association, 12.00%, 9/1/17	5,773	6,432
Federal National Mortgage Association, 12.00%, 10/1/17	5,510	6,131
Federal National Mortgage Association, 12.00%, 12/1/17	2,614	2,916
Federal National Mortgage Association, 12.00%, 2/1/18	8,929	9,966
Federal National Mortgage Association, 12.25%, 1/1/18	3,326	3,730
Federal National Mortgage Association, 12.50%, 4/1/18	871	979
Federal National Mortgage Association, 13.00%, 11/1/12	6,417	7,232
Federal National Mortgage Association, 13.00%, 11/1/17	4,283	4,861
Federal National Mortgage Association, 13.00%, 12/1/17	1,789	2,035
Federal National Mortgage Association, 13.00%, 2/1/18	7,997	9,096
Federal National Mortgage Association, 14.00%, 12/1/17	2,007	2,311
Federal National Mortgage Association TBA, 4.50%, 3/1/20	2,365,000	2,307,353

	Shares/Par	$ Value
Federal Government & Agencies (continued)
Federal National Mortgage Association TBA, 5.00%, 5/1/20	2,323,000	2,315,741
Federal National Mortgage Association TBA, 5.00%, 5/1/35	3,911,000	3,812,005
Federal National Mortgage Association TBA, 5.50%, 3/1/35	7,174,000	7,174,001
Federal National Mortgage Association TBA, 6.00%, 3/1/35	5,261,000	5,376,084
Government National Mortgage Association, 5.50%, 2/15/32	690,212	697,530
Government National Mortgage Association, 7.50%, 6/15/28	21,838	23,445
Government National Mortgage Association, 8.00%, 12/15/26	53,608	57,829
Government National Mortgage Association, 8.00%, 7/15/27	29,115	31,397
Government National Mortgage Association, 11.00%, 1/15/18	70,673	78,043
Government National Mortgage Association TBA, 4.50%, 4/1/34	4,042,728	3,867,120
Vendee Mortgage Trust, Series 1998-3, Class E, 6.50%, 3/15/29	250,000	254,323
Total		42,318,110

International Affairs (0.4%)
Overseas Private Investment, 4.10%, 11/15/14	875,280	850,571

Mobil Home Dealers (0.2%)
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	304,855	321,251

Retail - Retail Stores (0.3%)
LB Mortgage Trust, Series 1991-2, Class A3, 8.39%, 1/20/17	473,312	522,713
Total Mortgage-Backed and Asset Backed Securities (Cost $47,739,861)		46,985,244

Money Market Investments (14.8%)
Autos (1.4%)
(b) New Center Asset Trust, 2.80%, 4/7/05	3,000,000	2,998,600

	Shares/Par	$ Value
Federal Government & Agencies (1.8%)
(b) Federal Home Loan Mortgage Corp., 2.91%, 6/30/05	500,000	496,435
(b) Federal National Mortgage Association, 2.60%, 4/6/05	3,200,000	3,198,844
Total		3,695,279

Finance Lessors (5.9%)
(b) Delaware Funding, 2.77%, 4/13/05	3,000,000	2,997,230
(b) Ranger Funding Co. LLC, 2.78%, 4/19/05	3,000,000	2,995,830
(b) Thunder Bay Funding, Inc., 2.80%, 4/1/05	3,000,000	3,000,001
(b) Windmill Funding Corp., 2.79%, 5/3/05	3,000,000	2,992,560
Total		11,985,621

Finance Services (1.4%)
(b) Preferred Receivable Funding, 2.77%, 4/12/05	3,000,000	2,997,461

Short Term Business Credit (2.9%)
(b) Old Line Funding Corp., 2.78%, 4/26/05	3,000,000	2,994,208
(b) Sheffield Receivables, 2.79%, 4/21/05	3,000,000	2,995,350
Total		5,989,558

Utilities (1.4%)
(b) National Rural Utility, 2.78%, 4/22/05	3,000,000	2,995,135
Total Money Market Investments
(Cost $30,661,581)		30,661,654
Total Investments (111.2%) (Cost $234,495,510)(a)		230,775,573
Other Assets, Less Liabilities (-11.2%)		(23,272,102)
Total Net Assets (100.0%)		207,503,471

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005 the value of these securities was $9,675,924, representing 4.66% of the net assets

IO = Interest Only Security

RB = Revenue Bond

(a)	At March 31, 2005 the aggregate cost of securities for federal tax purposes was $235,082,132 and the net unrealized depreciation of investments based on that cost was ($4,306,559) which is comprised of $250,116 aggregate gross unrealized appreciation and $4,556,675 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
US Ten Year Treasury Note (Total notional value at 3/31/05, $7,091,938)	65	6/05	$(10,328)
US Long Bond (CBT) Commodity F (Total notional value at 3/31/05, $6,230,234)	55	6/05	$(104,609)

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments.

At the predetermined date the stated coupon rate becomes effective.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Statements

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$41,470,449
Cash	52,217
Due From Sale of Fund Shares	514,233
Due From Investment Advisor	25,281
Dividends and Interest Receivables	6,380
Total Assets	42,068,560
Liabilities
Due on Purchase of Securities	251,955
Accrued Expenses	71,601
Due on Redemption of Fund Shares	45,501
Accrued Distribution Fees	3,886
Accrued Administrative Fees	3,460
Total Liabilities	376,403
Net Assets	$41,692,157
Represented By:
Aggregate Paid in Capital(2)(3)	$34,185,333
Undistributed Net Investment Income (Loss)	—
Undistributed Accumulated Net Realized Gain (Loss) on Investments	2,955,241
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	4,551,583
Net Assets for Shares Outstanding(2)	$41,692,157
Per Share of Class A (Based on 2,213,377 Shares Issued and Outstanding)
Offering Price	$16.03
Net Asset Value and Redemption Price	$15.27
Per Share of Class B (Based on 471,640 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$14.81
Per Share of Class C (Based on 61,826 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$14.81

(1) Investments, at cost	$36,918,866
(2) Shares Outstanding	2,746,843
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$39,428
Dividends(1)	82,265
Total Income	121,693
Expenses
Management Fees	299,436
Transfer Agent Fees	138,893
Shareholder Servicing Fees	88,070
Distribution Fees:
Class A	27,557
Class B	48,212
Class C	9,285
Administrative Fees	35,228
Registration Fees	35,213
Audit Fees	28,841
Custodian Fees	16,480
Professional Fees	13,053
Shareholder Reporting Fees	12,349
Directors Fees	7,299
Other Expenses	4,634
Total Expenses	764,550
Less Waived Fees:
Paid by Affiliate	(221,066)
Paid Indirectly	(794)
Total Net Expenses	542,690
Net Investment Income (Loss)	(420,997)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	3,810,239
Futures Contracts	(88,589)
Net Realized Gain (Loss) on Investments	3,721,650
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	625,407
Futures Contracts	(31,350)
Net Change in Unrealized Appreciation (Depreciation) of Investments	594,057
Net Gain (Loss) on Investments	4,315,707
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,894,710

(1) Less Foreign Dividend Tax	$13

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$(420,997)	$(328,101)
Net Realized Gain (Loss) on Investments	3,721,650	3,057,769
Net Change in Unrealized Appreciation (Depreciation) of Investments	594,057	5,469,088
Net Increase (Decrease) in Net Assets Resulting from Operations	3,894,710	8,198,756
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Realized Gain on Investments	(1,329,074)	—
Distributions to Class B Shareholders from Net Realized Gain on Investments	(320,858)	—
Distributions to Class C Shareholders from Net Realized Gain on Investments	(34,300)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(1,684,232)	—
Fund Share Transactions:
Class A
Proceeds from Sale of 950,771 and 892,136 Shares	14,037,646	11,541,550
Proceeds from Shares Issued on Reinvestment of Distributions Paid (80,483 and 0 shares, respectively)	1,259,556	—
Payments for 480,513 and 675,728 Shares Redeemed	(7,192,504)	(8,760,522)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (550,741 and 216,408 shares, respectively)	8,104,698	2,781,028
Class B
Proceeds from Sale of 71,250 and 174,309 Shares	1,014,827	2,150,941
Proceeds from Shares Issued on Reinvestment of Distributions Paid (20,580 and 0 shares, respectively)	313,025	—
Payments for 51,611 and 112,202 Shares Redeemed	(744,166)	(1,378,002)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (40,219 and 62,107 shares, respectively)	583,686	772,939
Class C
Proceeds from Sale of 45,157 and 94,315 Shares	647,586	1,257,351
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,193 and 0 shares, respectively)	33,355	—
Payments for 79,839 and 0 Shares Redeemed	(1,194,268)	—
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((32,489) and 94,315 shares, respectively)	(513,327)	1,257,351
Total Increase (Decrease) in Net Assets	10,385,535	13,010,074

Net Assets
Beginning of Period	31,306,622	18,296,548
End of Period (Includes undistributed net investment income of $0 and $0 respectively)	$41,692,157	$31,306,622

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005		For the Year Ended March 31, 2004		For the Year Ended March 31, 2003		For the Year Ended March 31, 2002	For the Year Ended March 31, 2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$14.38		$10.11		$13.38		$11.61	$17.59
Income from Investment Operations:
Net Investment (Income) Loss	(0.15	)(a)	(0.15	)(a)	(0.12	)(a)	(0.11)	(0.13	)(a)
Net Realized and Unrealized Gains (Losses) on Investments	1.75		4.42		(3.15)		1.88	(3.36)
Total from Investment Operations	1.60		4.27		(3.27)		1.77	(3.49)
Less Distributions:
Distributions from Net Investment Income	—		—		—		—	—
Distributions from Realized Gains on Investments	(0.71)		—		—		—	(2.49)
Total Distributions	(0.71)		—		—		—	(2.49)
Net Asset Value, End of Period	$15.27		$14.38		$10.11		$13.38	$11.61
Total Return(b)	10.99%		42.24%		(24.44)%		15.25%	(20.91)%
Ratios and Supplemental Data
Net Assets, End of Period	$33,790,708		$23,913,879		$14,623,002		$13,997,182	$10,110,730
Ratio of Gross Expenses to Average Net Assets	2.03%		2.21%		2.29%		2.46%	2.36%
Ratio of Net Expenses to Average Net Assets	1.40%		1.40%		1.40%		1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.05)%		(1.16)%		(1.10)%		(0.89)%	(0.79)%
Portfolio Turnover Rate	85.96%		97.52%		48.87%		57.86%	81.87%

(a)	Calculated based on average shares outstanding.

(b)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005		For the Year Ended March 31, 2004		For the Year Ended March 31, 2003		For the Year Ended March 31, 2002	For the Year Ended March 31, 2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$14.06		$9.95		$13.25		$11.58	$17.57
Income from Investment Operations:
Net Investment (Income) Loss	(0.24	)(a)	(0.23	)(a)	(0.19	)(a)	(0.11)	(0.23	)(a)
Net Realized and Unrealized Gains (Losses) on Investments	1.70		4.34		(3.11)		1.78	(3.35)
Total from Investment Operations	1.46		4.11		(3.30)		1.67	(3.58)
Less Distributions:
Distributions from Net Investment Income	—		—		—		—	—
Distributions from Realized Gains on Investments	(0.71)		—		—		—	(2.41)
Total Distributions	(0.71)		—		—		—	(2.41)
Net Asset Value, End of Period	$14.81		$14.06		$9.95		$13.25	$11.58
Total Return(b)	10.23%		41.31%		(24.91)%		14.42%	(21.40)%
Ratios and Supplemental Data
Net Assets, End of Period	$6,985,632		$6,066,471		$3,673,546		$3,524,523	$2,399,797
Ratio of Gross Expenses to Average Net Assets	2.68%		2.86%		2.94%		3.11%	3.01%
Ratio of Net Expenses to Average Net Assets	2.05%		2.05%		2.05%		2.05%	2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.70)%		(1.81)%		(1.74)%		(1.54)%	(1.44)%
Portfolio Turnover Rate	85.96%		97.52%		48.87%		57.86%	81.87%

(a)	Calculated based on average shares outstanding.

(b)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005		For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$14.06		$13.23
Income from Investment Operations:
Net Investment (Income) Loss	(0.24	)(b)	(0.09	)(b)
Net Realized and Unrealized Gains (Losses) on Investments	1.70		0.92
Total from Investment Operations	1.46		0.83
Less Distributions:
Distributions from Net Investment Income	—		—
Distributions from Realized Gains on Investments	(0.71)		—
Total Distributions	(0.71)		—
Net Asset Value, End of Period	$14.81		$14.06
Total Return(c)	10.23%		6.27%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$915,817		$1,326,272
Ratio of Gross Expenses to Average Net Assets	2.68%		3.00%	(e)
Ratio of Net Expenses to Average Net Assets	2.05%		2.05%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.71)%		(1.81)%	(e)
Portfolio Turnover Rate	85.96%		97.52%	(f)

(a)	Fund commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$171,919,014
Cash	228,734
Due From Sale of Securities	2,981,203
Due From Sale of Fund Shares	287,517
Dividends and Interest Receivables	48,768
Futures Variation Margin	31,200
Total Assets	175,496,436
Liabilities
Due on Purchase of Securities	1,694,083
Accrued Expenses	97,533
Due to Investment Advisor	80,844
Due on Redemption of Fund Shares	30,967
Accrued Administrative Fees	14,944
Accrued Distribution Fees	9,228
Total Liabilities	1,927,599
Net Assets	$173,568,837
Represented By:
Aggregate Paid in Capital(2)(3)	$145,660,222
Undistributed Net Investment Income (Loss)	—
Undistributed Accumulated Net Realized Gain (Loss) on Investments	4,208,425
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	23,720,201
Futures Contracts	(20,011)
Net Assets for Shares Outstanding(2)	$173,568,837
Per Share of Class A (Based on 12,082,382 Shares Issued and Outstanding)
Offering Price	$14.17
Net Asset Value and Redemption Price	$13.50
Per Share of Class B (Based on 765,157 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.86
Per Share of Class C (Based on 51,370 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.86

(1) Investments, at cost	$148,198,813
(2) Shares Outstanding	12,898,909
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$139,884
Dividends(1)	705,075
Total Income	844,959
Expenses
Management Fees	1,252,131
Shareholder Servicing Fees	417,377
Distribution Fees:
Class A	108,548
Class B	75,263
Class C	7,958
Transfer Agent Fees	190,827
Administrative Fees	166,951
Registration Fees	37,379
Audit Fees	28,838
Custodian Fees	18,606
Professional Fees	13,053
Shareholder Reporting Fees	12,697
Directors Fees	7,299
Other Expenses	4,216
Total Expenses	2,341,143
Less Waived Fees:
Paid by Affiliate	(98,835)
Paid Indirectly	(920)
Total Net Expenses	2,241,388
Net Investment Income (Loss)	(1,396,429)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	13,218,844
Futures Contracts	210,145
Net Realized Gain (Loss) on Investments	13,428,989
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(2,845,011)
Futures Contracts	(20,711)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(2,865,722)
Net Gain (Loss) on Investments	10,563,267
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,166,838

(1) Less Foreign Dividend Tax	$1,744

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$(1,396,429)	$(1,112,530)
Net Realized Gain (Loss) on Investments	13,428,989	7,488,951
Net Change in Unrealized Appreciation (Depreciation) of Investments	(2,865,722)	28,343,007
Net Increase (Decrease) in Net Assets Resulting from Operations	9,166,838	34,719,428
Fund Share Transactions:
Class A
Proceeds from Sale of 970,357 and 1,264,400 Shares	12,678,022	15,093,311
Payments for 537,458 and 365,217 Shares Redeemed	(7,066,240)	(4,316,777)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (432,899 and 899,183 shares, respectively)	5,611,782	10,776,534
Class B
Proceeds from Sale of 87,432 and 127,662 Shares	1,093,104	1,433,793
Payments for 148,836 and 141,843 Shares Redeemed	(1,871,389)	(1,606,612)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((61,404) and (14,181) shares, respectively)	(778,285)	(172,819)
Class C
Proceeds from Sale of 44,778 and 93,451 Shares	561,515	1,106,021
Payments for 86,859 and 0 Shares Redeemed	(1,128,193)	—
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((42,081) and 93,451 shares, respectively)	(566,678)	1,106,021
Total Increase (Decrease) in Net Assets	13,433,657	46,429,164

Net Assets
Beginning of Period	160,135,180	113,706,016
End of Period (Includes undistributed net investment income of $0 and $0 respectively)	$173,568,837	$160,135,180

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.78		$9.83		$12.93		$13.70	$23.23
Income from Investment Operations:
Net Investment Income (Loss)	(0.10	)(b)	(0.09	)(b)	(0.09	)(b)	(0.09)	(0.11	)(b)
Net Realized and Unrealized Gains (Losses) on Investments	0.82		3.04		(3.01)		0.43	(5.69)
Total from Investment Operations	0.72		2.95		(3.10)		0.34	(5.80)
Less Distributions:
Distributions from Net Investment Income	—		—		—		—	—
Distributions from Realized Gains on Investments	—		—		—		(1.11)	(3.73)
Total Distributions	—		—		—		(1.11)	(3.73)
Net Asset Value, End of Period	$13.50		$12.78		$9.83		$12.93	$13.70
Total Return(c)	5.63%		30.01%		(23.98)%		2.54%	(28.33)%
Ratios and Supplemental Data
Net Assets, End of Period	$163,069,347		$148,862,056		$105,727,923		$66,061,575	$62,587,176
Ratio of Gross Expenses to Average Net Assets	1.36%		1.40%		1.55%		1.55%	1.45%
Ratio of Net Expenses to Average Net Assets	1.30%		1.30%		1.30%		1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.79)%		(0.74)%		(0.86)%		(0.61)%	(0.55)%
Portfolio Turnover Rate	69.69%		71.78%		34.94%		68.02%	63.63%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.25		$9.49		$12.55		$13.43	$22.86
Income from Investment Operations:
Net Investment Income (Loss)	(0.18	)(b)	(0.16	)(b)	(0.16	)(b)	(0.09)	(0.24	)(b)
Net Realized and Unrealized Gains (Losses) on Investments	0.79		2.92		(2.90)		0.32	(5.59)
Total from Investment Operations	0.61		2.76		(3.06)		0.23	(5.83)
Less Distributions:
Distributions from Net Investment Income	—		—		—		—	—
Distributions from Realized Gains on Investments	—		—		—		(1.11)	(3.60)
Total Distributions	—		—		—		(1.11)	(3.60)
Net Asset Value, End of Period	$12.86		$12.25		$9.49		$12.55	$13.43
Total Return(c)	4.98%		29.08%		(24.38)%		1.75%	(28.78)%
Ratios and Supplemental Data
Net Assets, End of Period	$9,838,835		$10,127,796		$7,978,093		$10,302,190	$9,644,517
Ratio of Gross Expenses to Average Net Assets	2.04%		2.05%		2.20%		2.20%	2.10%
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%		1.95%		1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.44)%		(1.40)%		(1.52)%		(1.26)%	(1.20)%
Portfolio Turnover Rate	69.69%		71.78%		34.94%		68.02%	63.63%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005		For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.26		$11.81
Income from Investment Operations:
Net Investment Income (Loss)	(0.18	)(b)	(0.05	)(b)
Net Realized and Unrealized Gains (Losses) on Investments	0.78		0.50
Total from Investment Operations	0.60		0.45
Less Distributions:
Distributions from Net Investment Income	—		—
Distributions from Realized Gains on Investments	—		—
Total Distributions	—		—
Net Asset Value, End of Period	$12.86		$12.26
Total Return(c)	4.89%		3.81%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$660,655		$1,145,328
Ratio of Gross Expenses to Average Net Assets	2.04%		2.08%	(e)
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.46)%		(1.13)%	(e)
Portfolio Turnover Rate	69.69%		71.78%	(f)

(a)	Fund commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments at Value(1)	$205,711,311
Cash	82,782
Due on Sale of Securities	6,218,596
Dividends and Interest Receivable	746,957
Due from Sale of Fund Shares	35,237
Total Assets	212,794,883
Liabilities
Due on Purchase of Securities	4,146,799
Due to Investment Advisor	141,038
Other Accrued Liabilities	87,257
Accrued Administrative Fees	19,432
Due on Redemption of Fund Shares	15,085
Accrued Distribution Expenses	5,397
Total Liabilities	4,415,008
Net Assets	$208,379,875
Represented By:
Aggregate Paid in Capital(2)(3)	$147,350,782
Undistributed Net Investment Income	348,255
Undistributed Accumulated Net Realized Gain (Loss) on Investments	2,830,160
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	57,857,060
Foreign Currency Transactions	(6,382)
Net Assets for Shares Outstanding(2)	$208,379,875
Per Share of Class A (Based on 18,632,700 Shares Issued and Outstanding):
Offering Price	$11.45
Net Asset Value and Redemption Price	$10.91
Per Share of Class B (Based on 480,344 Shares Issued and Outstanding):
Net Asset Value, Offering and Redemption Price	$10.75

(1) Investments at cost	$147,854,251
(2) Shares outstanding	19,113,044
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Dividends(1)	$4,897,388
Interest	168,453
Total Income	5,065,841
Expenses
Management Fees	1,599,704
Shareholder Servicing Fees	470,983
Administrative Fees	188,201
Distribution Fees:
Class A	116,424
Class B	35,644
Transfer Agent Fees	83,403
Custody Fees	88,077
Audit Fees	29,647
Registration Fees	28,314
Professional Fees	19,356
Shareholder Reporting Fees	12,641
Directors Fees	7,337
Other Expenses	1,991
Total Expenses	2,681,722
Net Investment Income (Loss)	2,384,119

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	11,664,981
Foreign Currency Transactions	(115,714)
Net Realized Gain (Loss) on Investments	11,549,267
Net Unrealized Appreciation (Depreciation) on Investments:
Investment Securities	14,005,073
Foreign Currency Transactions	(19,932)
Net Unrealized Appreciation (Depreciation) on Investments	13,985,141
Net Gain (Loss) on Investments	25,534,408
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,918,527

(1) Less Foreign Dividend Tax	$578,393

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	$2,384,119	$1,679,607
Net Realized Gain (Loss) on Investments	11,549,267	2,044,785
Net Change in Unrealized Appreciation (Depreciation) on Investments	13,985,141	58,572,099
Net Increase (Decrease) in Net Assets Resulting from Operations	27,918,527	62,296,491
Distributions to Shareholders:
Distributions to Class A Shareholders from Net Investment Income	(2,009,501)	(1,744,425)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(2,190,028)	—
Distributions to Class B Shareholders from Net Investment Income	(22,396)	(21,318)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(57,230)	—
Net Increase (Decrease) in Net Assets Resulting from Distributions to Shareholders	(4,279,155)	(1,765,743)
Fund Share Transactions
Class A
Proceeds from Sale of 492,791 and 1,037,205 Shares	4,939,965	9,099,937
Proceeds from Shares Issued on Reinvestment of Distributions Paid (387,224 and 187,279 shares, respectively)	4,189,766	1,741,696
Payments for 331,427 and 151,268 Shares Redeemed	(3,349,061)	(1,278,735)
Net Increase (Decrease) in Net Assets Resulting from Class A Fund Share Transactions (548,588 and 1,073,216 shares, respectively)	5,780,670	9,562,898
Class B
Proceeds from Sale of 82,414 and 93,522 Shares	808,149	800,190
Proceeds from Shares Issued on Reinvestment of Distributions Paid (7,305 and 2,246 shares, respectively)	78,022	20,643
Payments for 81,174 and 113,940 Shares Redeemed	(803,976)	(909,406)
Net Increase (Decrease) in Net Assets Resulting from Class B Fund Share Transactions (8,545 and (18,172) shares, respectively)	82,195	(88,573)
Total Increase (Decrease) in Net Assets	29,502,237	70,005,073

Net Assets
Beginning of Period	178,877,638	108,872,565
End of Period (Includes undistributed net investment income of $348,255 and $153,713, respectively)	$208,379,875	$178,877,638

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$9.64	$6.22	$8.70	$8.89	$10.49
Income from Investment Operations:
Net Investment Income (Loss)	0.13 (b)	0.10 (b)	0.07 (b)	0.06	0.10 (b)
Net Realized and Unrealized Gains (Losses) on Investments	1.37	3.42	(2.51)	(0.21)	(1.13)
Total from Investment Operations	1.50	3.52	(2.44)	(0.15)	(1.03)
Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.10)	(0.04)	(0.04)	(0.08)
Distributions from Realized Gains on Investments	(0.12)	—	—	—	(0.49)
Total Distributions	(0.23)	(0.10)	(0.04)	(0.04)	(0.57)
Net Asset Value, End of Period	$10.91	$9.64	$6.22	$8.70	$8.89
Total Return(c)	15.58%	56.65%	(28.10)%	(1.65)%	(10.29)%
Ratios and Supplemental Data
Net Assets, End of Period	$203,215,128	$174,387,093	$105,861,756	$57,773,303	$31,268,590
Ratio of Gross Expenses to Average Net Assets	1.41%	1.47%	1.66%	1.79%	1.83%
Ratio of Net Expenses to Average Net Assets	1.41%	1.47%	1.65%	1.65%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.28%	1.13%	0.89%	0.74%	1.02%
Portfolio Turnover Rate	17.58%	9.66%	17.59%	21.11%	24.74%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$9.52	$6.14	$8.61	$8.82	$10.40
Income from Investment Operations:
Net Investment Income (Loss)	0.06 (b)	0.04 (b)	0.01 (b)	0.00 (c)	0.04 (b)
Net Realized and Unrealized Gains (Losses) on Investments	1.34	3.39	(2.48)	(0.21)	(1.12)
Total from Investment Operations	1.40	3.43	(2.47)	(0.21)	(1.08)
Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	—	—	(0.01)
Distributions from Realized Gains on Investments	(0.12)	—	—	—	(0.49)
Total Distributions	(0.17)	(0.05)	—	—	(0.50)
Net Asset Value, End of Period	$10.75	$9.52	$6.14	$8.61	$8.82
Total Return(d)	14.69%	55.86%	(28.69)%	(2.38)%	(10.76)%
Ratios and Supplemental Data
Net Assets, End of Period	$5,164,747	$4,490,545	$3,010,809	$4,144,915	$4,083,975
Ratio of Gross Expenses to Average Net Assets	2.09%	2.11%	2.31%	2.44%	2.48%
Ratio of Net Expenses to Average Net Assets	2.09%	2.11%	2.30%	2.30%	2.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	0.52%	0.10%	0.09%	0.37%
Portfolio Turnover Rate	17.58%	9.66%	17.59%	21.11%	24.74%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$197,655,304
Cash	106,889
Dividends and Interest Receivables	118,560
Due From Sale of Fund Shares	88,835
Futures Variation Margin	88,400
Total Assets	198,057,988
Liabilities
Accrued Expenses	86,568
Due on Redemption of Fund Shares	60,279
Due to Investment Advisor	30,992
Accrued Administrative Fees	16,955
Accrued Distribution Fees	8,537
Total Liabilities	203,331
Net Assets	$197,854,657
Represented By:
Aggregate Paid in Capital(2)(3)	$150,861,883
Undistributed Net Investment Income (Loss)	429,318
Undistributed Accumulated Net Realized Gain (Loss) on Investments	5,494,632
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	41,506,824
Futures Contracts	(438,000)
Net Assets for Shares Outstanding(2)	$197,854,657
Per Share of Class A (Based on 14,834,108 Shares Issued and Outstanding)
Offering Price	$13.25
Net Asset Value and Redemption Price	$12.62
Per Share of Class B (Based on 864,270 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.33

(1) Investments, at cost	$156,148,480
(2) Shares Outstanding	15,698,378
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$301,757
Dividends	2,261,148
Total Income	2,562,905
Expenses
Management Fees	523,004
Shareholder Servicing Fees	453,113
Distribution Fees:
Class A	112,576
Class B	78,827
Administrative Fees	181,245
Transfer Agent Fees	96,362
Professional Fees	33,807
Audit Fees	27,717
Registration Fees	25,304
Custodian Fees	24,191
Shareholder Reporting Fees	12,274
Directors Fees	7,299
Other Expenses	4,097
Total Expenses	1,579,816
Less Waived Fees:
Paid by Affiliate	(14,045)
Paid Indirectly	(1,093)
Total Net Expenses	1,564,678
Net Investment Income (Loss)	998,227

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	9,308,212
Futures Contracts	1,934,832
Net Realized Gain (Loss) on Investments	11,243,044
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	5,443,202
Futures Contracts	(497,025)
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,946,177
Net Gain (Loss) on Investments	16,189,221
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,187,448

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$998,227	$271,065
Net Realized Gain (Loss) on Investments	11,243,044	4,446,073
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,946,177	50,255,204
Net Increase (Decrease) in Net Assets Resulting from Operations	17,187,448	54,972,342
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(554,884)	(302,655)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(6,510,362)	(1,826,692)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(413,956)	(113,047)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,479,202)	(2,242,394)
Fund Share Transactions:
Class A
Proceeds from Sale of 765,383 and 825,911 Shares	9,238,607	8,704,234
Proceeds from Shares Issued on Reinvestment of Distributions Paid (554,568 and 186,958 shares, respectively)	6,987,556	2,123,821
Payments for 279,398 and 171,685 Shares Redeemed	(3,396,066)	(1,834,035)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (1,040,553 and 841,184 shares, respectively)	12,830,097	8,994,020
Class B
Proceeds from Sale of 99,342 and 195,898 Shares	1,161,087	2,022,812
Proceeds from Shares Issued on Reinvestment of Distributions Paid (31,798 and 9,497 shares, respectively)	392,075	106,052
Payments for 151,866 and 227,002 Shares Redeemed	(1,810,398)	(2,260,866)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((20,726) and (21,607) shares, respectively)	(257,236)	(132,002)
Total Increase (Decrease) in Net Assets	22,281,107	61,591,966

Net Assets
Beginning of Period	175,573,550	113,981,584
End of Period (Includes undistributed net investment income on $429,318 and $45,097 respectively)	$197,854,657	$175,573,550

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(d)	For the Year Ended March 31, 2004(d)	For the Year Ended March 31, 2003(d)		For the Year Ended March 31, 2002(d)	For the Year Ended March 31, 2001(d)
Selected Per Share Data
Net Asset Value, Beginning of Period	$11.97	$8.23	$11.09		$9.43	$11.86
Income from Investment Operations:
Net Investment Income (Loss)	0.07 (a)	0.02 (a)	0.02	(a)	0.01	0.07 (a)
Net Realized and Unrealized Gains on Investments	1.08	3.88	(2.66)		1.75	(0.89)
Total from Investment Operations	1.15	3.90	(2.64)		1.76	(0.82)
Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.02)	(0.00	)(b)	(0.03)	(0.06)
Distributions from Realized Gains on Investments	(0.46)	(0.14)	(0.22)		(0.07)	(1.55)
Total Distributions	(0.50)	(0.16)	(0.22)		(0.10)	(1.61)
Net Asset Value, End of Period	$12.62	$11.97	$8.23		$11.09	$9.43
Total Return(c)	9.62%	47.47%	(23.95)%		18.65%	(7.61)%
Ratios and Supplemental Data
Net Assets, End of Period	$187,196,442	$165,171,643	$106,622,917		$67,265,391	$32,728,623
Ratio of Gross Expenses to Average Net Assets	0.83%	0.99%	1.17%		1.18%	1.34%
Ratio of Net Expenses to Average Net Assets	0.83% (e)	0.95%	0.95%		0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59%	0.22%	0.24%		0.26%	0.59%
Portfolio Turnover Rate	13.81%	8.55%	15.27%		28.82%	45.24%

(a)	Calculated based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	For the twelve months ended March 31.

(e)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class A were reduced to 0.25% and 0.80%, respectively.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(c)		For the Year Ended March 31, 2004(c)		For the Year Ended March 31, 2003(c)		For the Year Ended March 31, 2002(c)	For the Year Ended March 31, 2001(c)
Selected Per Share Data
Net Asset Value, Beginning of Period	$11.75		$8.12		$11.01		$9.40	$11.84
Income from Investment Operations:
Net Investment Income (Loss)	(0.01	)(a)	(0.04	)(a)	(0.04	)(a)	(0.01)	(0.01	)(a)
Net Realized and Unrealized Gains on Investments	1.05		3.81		(2.63)		1.69	(0.87)
Total from Investment Operations	1.04		3.77		(2.67)		1.68	(0.88)
Less Distributions:
Distributions from Net Investment Income	—		—		—		—	(0.01)
Distributions from Realized Gains on Investments	(0.46)		(0.14)		(0.22)		(0.07)	(1.55)
Total Distributions	(0.46)		(0.14)		(0.22)		(0.07)	(1.56)
Net Asset Value, End of Period	$12.33		$11.75		$8.12		$11.01	$9.40
Total Return(b)	8.86%		46.46%		(24.41)%		17.88%	(8.13)%
Ratios and Supplemental Data
Net Assets, End of Period	$10,658,215		$10,401,907		$7,358,667		$8,276,961	$5,115,830
Ratio of Gross Expenses to Average Net Assets	1.52%		1.64%		1.82%		1.83%	1.99%
Ratio of Net Expenses to Average Net Assets	1.48%	(d)	1.60%		1.60%		1.60%	1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%		(0.43)%		(0.42)%		(0.39)%	(0.06)%
Portfolio Turnover Rate	13.81%		8.55%		15.27%		28.82%	45.24%

(a)	Calculated based on average shares outstanding.

(b)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(c)	For the twelve months ended March 31.

(d)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$142,890,793
Cash	40,662
Due From Sale of Securities	382,417
Dividends and Interest Receivables	116,625
Due From Sale of Fund Shares	8,408
Total Assets	143,438,905
Liabilities
Due on Purchase of Securities	445,938
Due to Investment Advisor	75,128
Accrued Expenses	66,540
Due on Redemption of Fund Shares	23,163
Accrued Administrative Fees	12,221
Futures Variation Margin	8,250
Accrued Distribution Fees	116
Total Liabilities	631,356
Net Assets	$142,807,549
Represented By:
Aggregate Paid in Capital(2)(3)	$122,269,785
Undistributed Net Investment Income (Loss)	66,451
Undistributed Accumulated Net Realized Gain (Loss) on Investments	642,540
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	19,990,969
Futures Contracts	(162,196)
Net Assets for Shares Outstanding(2)	$142,807,549
Per Share of Class A (Based on 10,336,614 Shares Issued and Outstanding)
Offering Price	$13.84
Net Asset Value and Redemption Price	$13.18
Per Share of Class B (Based on 502,455 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.71
Per Share of Class C (Based on 14,888 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.71

(1) Investments, at cost	$122,899,824
(2) Shares Outstanding	10,853,957
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$168,052
Dividends(1)	1,977,885
Total Income	2,145,937
Expenses
Management Fees	1,041,693
Shareholder Servicing Fees	347,231
Distribution Fees:
Class A	87,132
Class B	49,176
Class C	5,391
Administrative Fees	138,892
Transfer Agent Fees	134,820
Registration Fees	35,416
Audit Fees	28,838
Custodian Fees	14,348
Professional Fees	13,054
Shareholder Reporting Fees	12,364
Directors Fees	7,299
Other Expenses	2,302
Total Expenses	1,917,956
Less Waived Fees:
Paid by Affiliate	(64,878)
Paid Indirectly	(772)
Total Net Expenses	1,852,306
Net Investment Income (Loss)	293,631

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	3,988,367
Futures Contracts	427,347
Net Realized Gain (Loss) on Investments	4,415,714
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(644,133)
Futures Contracts	(155,021)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(799,154)
Net Gain (Loss) on Investments	3,616,560
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,910,191

(1) Less Foreign Dividend Tax	$10,010

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$293,631	$(229,551)
Net Realized Gain (Loss) on Investments	4,415,714	7,498,141
Net Change in Unrealized Appreciation (Depreciation) of Investments	(799,154)	18,185,053
Net Increase (Decrease) in Net Assets Resulting from Operations	3,910,191	25,453,643
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(226,897)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(226,897)	—
Fund Share Transactions:
Class A
Proceeds from Sale of 277,202 and 537,315 Shares	3,557,097	6,483,452
Proceeds from Shares Issued on Reinvestment of Distributions Paid (16,889 and 0 shares, respectively)	226,483	—
Payments for 293,481 and 244,566 Shares Redeemed	(3,760,473)	(2,941,829)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (610 and 292,749 shares, respectively)	23,107	3,541,623
Class B
Proceeds from Sale of 71,150 and 95,485 Shares	879,234	1,114,145
Payments for 119,776 and 71,618 Shares Redeemed	(1,483,706)	(851,946)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((48,626) and 23,867 shares, respectively)	(604,472)	262,199
Class C
Proceeds from Sale of 14,619 and 85,927 Shares	181,894	1,015,694
Payments for 85,658 and 0 Shares Redeemed	(1,085,272)	—
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((71,039) and 85,927 shares, respectively)	(903,378)	1,015,694
Total Increase (Decrease) in Net Assets	2,198,551	30,273,159

Net Assets
Beginning of Period	140,608,998	110,335,839
End of Period (Includes undistributed net investment income on $66,451 and $0 respectively)	$142,807,549	$140,608,998

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)		For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.84	$10.45		$13.80		$13.98		$19.01
Income from Investment Operations:
Net Investment Income (Loss)	0.03 (b)	(0.02	)(b)	(0.01	)(b)	(0.00	)(c)	0.03 (b)
Net Realized and Unrealized Gains on Investments	0.33	2.41		(3.34)		(0.17)		(3.64)
Total from Investment Operations	0.36	2.39		(3.35)		(0.17)		(3.61)
Less Distributions:
Distributions from Net Investment Income	(0.02)	—		—		(0.01)		(0.03)
Distributions from Realized Gains on Investments	—	—		—		—		(1.39)
Total Distributions	(0.02)	—		—		(0.01)		(1.42)
Net Asset Value, End of Period	$13.18	$12.84		$10.45		$13.80		$13.98
Total Return(d)	2.82%	22.87%		(24.28)%		(1.23)%		(20.06)%
Ratios and Supplemental Data
Net Assets, End of Period	$136,233,140	$132,685,612		$104,964,515		$58,366,236		$53,463,138
Ratio of Gross Expenses to Average Net Assets	1.34%	1.38%		1.53%		1.55%		1.48%
Ratio of Net Expenses to Average Net Assets	1.30%	1.30%		1.30%		1.30%		1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	(0.14)%		(0.09)%		0.04%		0.17%
Portfolio Turnover Rate	28.48%	42.08%		21.65%		28.67%		28.75%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.44		$10.19		$13.55		$13.81	$18.81
Income from Investment Operations:
Net Investment Income (Loss)	(0.05	)(b)	(0.09	)(b)	(0.08	)(b)	(0.01)	(0.08	)(b)
Net Realized and Unrealized Gains on Investments	0.32		2.34		(3.28)		(0.25)	(3.61)
Total from Investment Operations	0.27		2.25		(3.36)		(0.26)	(3.69)
Less Distributions:
Distributions from Net Investment Income	—		—		—		—	—
Distributions from Realized Gains on Investments	—		—		—		—	(1.31)
Total Distributions	—		—		—		—	(1.31)
Net Asset Value, End of Period	$12.71		$12.44		$10.19		$13.55	$13.81
Total Return(c)	2.17%		22.08%		(24.80)%		(1.88)%	(20.61)%
Ratios and Supplemental Data
Net Assets, End of Period	$6,385,184		$6,854,446		$5,371,324		$6,437,210	$6,032,118
Ratio of Gross Expenses to Average Net Assets	2.03%		2.03%		2.18%		2.20%	2.13%
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%		1.95%		1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.41)%		(0.79)%		(0.75)%		(0.61)%	(0.48)%
Portfolio Turnover Rate	28.48%		42.08%		21.65%		28.67%	28.75%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005		For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.44		$11.81
Income from Investment Operations:
Net Investment Income (Loss)	(0.09	)(b)	(0.04	)(b)
Net Realized and Unrealized Gains on Investments	0.36		0.67
Total from Investment Operations	0.27		0.63
Less Distributions:
Distributions from Net Investment Income	—		—
Distributions from Realized Gains on Investments	—		—
Total Distributions	—		—
Net Asset Value, End of Period	$12.71		$12.44
Total Return(c)	2.17%		5.33%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$189,225		$1,068,940
Ratio of Gross Expenses to Average Net Assets	2.03%		2.05%	(e)
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.72)%		(0.91)%	(e)
Portfolio Turnover Rate	28.48%		42.08%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$146,328,742
Cash	36,212
Due From Sale of Securities	504,803
Dividends and Interest Receivables	166,877
Due From Sale of Fund Shares	2,172
Total Assets	147,038,806
Liabilities
Due on Purchase of Securities	200,161
Due to Investment Advisor	81,157
Accrued Expenses	55,001
Accrued Administrative Fees	12,558
Futures Variation Margin	6,375
Due on Redemption of Fund Shares	5,715
Accrued Distribution Fees	822
Total Liabilities	361,789
Net Assets	$146,677,017
Represented By:
Aggregate Paid in Capital(2)(3)	$135,085,942
Undistributed Net Investment Income (Loss)	163,375
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(15,306,862)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	26,864,023
Futures Contracts	(129,461)
Net Assets for Shares Outstanding(2)	$146,677,017
Per Share of Class A (Based on 15,696,850 Shares Issued and Outstanding)
Offering Price	$9.54
Net Asset Value and Redemption Price	$9.09
Per Share of Class B (Based on 457,248 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$8.79

(1) Investments, at cost	$119,464,719
(2) Shares Outstanding	16,154,098
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$148,518
Dividends(1)	2,451,575
Total Income	2,600,093
Expenses
Management Fees	912,389
Shareholder Servicing Fees	350,919
Administrative Fees	140,368
Distribution Fees:
Class A	86,155
Class B	30,898
Transfer Agent Fees	84,198
Audit Fees	27,925
Registration Fees	26,284
Custodian Fees	12,447
Shareholder Reporting Fees	12,304
Professional Fees	9,480
Directors Fees	7,298
Other Expenses	1,297
Total Expenses	1,701,962
Less Waived Fees:
Paid by Affiliate	(1,162)
Paid Indirectly	(782)
Total Net Expenses	1,700,018
Net Investment Income (Loss)	900,075

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	1,849,514
Futures Contracts	339,674
Net Realized Gain (Loss) on Investments	2,189,188
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	4,448,245
Futures Contracts	(119,861)
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,328,384
Net Gain (Loss) on Investments	6,517,572
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,417,647

(1) Less Foreign Dividend Tax	$9,199

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$900,075	$312,354
Net Realized Gain (Loss) on Investments	2,189,188	1,824,868
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,328,384	27,576,479
Net Increase (Decrease) in Net Assets Resulting from Operations	7,417,647	29,713,701
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(797,888)	(309,282)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(797,888)	(309,282)
Fund Share Transactions:
Class A
Proceeds from Sale of 152,743 and 369,361 Shares	1,345,190	2,953,129
Proceeds from Shares Issued on Reinvestment of Distributions Paid (86,895 and 35,974 shares, respectively)	796,828	309,016
Payments for 174,050 and 166,570 Shares Redeemed	(1,530,032)	(1,349,027)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (65,588 and 238,765 shares, respectively)	611,986	1,913,118
Class B
Proceeds from Sale of 47,459 and 68,962 Shares	400,059	532,220
Payments for 98,564 and 86,610 Shares Redeemed	(835,901)	(661,768)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((51,105) and (17,648) shares, respectively)	(435,842)	(129,548)
Total Increase (Decrease) in Net Assets	6,795,903	31,187,989

Net Assets
Beginning of Period	139,881,114	108,693,125
End of Period (Includes undistributed net investment income on $163,375 and $73,522 respectively)	$146,677,017	$139,881,114

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$8.68	$6.83	$9.52	$9.66	$12.45
Income from Investment Operations:
Net Investment Income (Loss)	0.06 (b)	0.02 (b)	0.03 (b)	0.01	0.01 (b)
Net Realized and Unrealized Gains (Losses) on Investments	0.40	1.85	(2.71)	(0.14)	(2.51)
Total from Investment Operations	0.46	1.87	(2.68)	(0.13)	(2.50)
Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.02)	(0.01)	(0.01)	(0.03)
Distributions from Realized Gains on Investments	—	—	—	—	(0.26)
Total Distributions	(0.05)	(0.02)	(0.01)	(0.01)	(0.29)
Net Asset Value, End of Period	$9.09	$8.68	$6.83	$9.52	$9.66
Total Return(c)	5.31%	27.38%	(28.11)% (d)	(1.37)%	(20.37)%
Ratios and Supplemental Data
Net Assets, End of Period	$142,656,404	$135,609,525	$105,197,167	$56,672,508	$40,566,183
Ratio of Gross Expenses to Average Net Assets	1.19%	1.25%	1.39%	1.40%	1.41%
Ratio of Net Expenses to Average Net Assets	1.19%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	0.26%	0.34%	0.15%	0.07%
Portfolio Turnover Rate	33.64%	28.58%	64.36%	36.63%	45.44%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Effective January 31, 2003, Mason Street Advisors assumed day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$8.40	$6.65		$9.31		$9.50	$12.25
Income from Investment Operations:
Net Investment Income (Loss)	—	(0.03	)(b)	(0.02	)(b)	0.00 (c)	(0.07	)(b)
Net Realized and Unrealized Gains (Losses) on Investments	0.39	1.78		(2.64)		(0.19)	(2.47)
Total from Investment Operations	0.39	1.75		(2.66)		(0.19)	(2.54)
Less Distributions:
Distributions from Net Investment Income	—	—		—		—	—
Distributions from Realized Gains on Investments	—	—		—		—	(0.21)
Total Distributions	—	—		—		—	(0.21)
Net Asset Value, End of Period	$8.79	$8.40		$6.65		$9.31	$9.50
Total Return(d)	4.64%	26.32%		(28.57)%	(e)	(2.00)%	(20.89)%
Ratios and Supplemental Data
Net Assets, End of Period	$4,020,613	$4,271,589		$3,495,958		$5,230,425	$5,195,277
Ratio of Gross Expenses to Average Net Assets	1.88%	1.90%		2.04%		2.05%	2.06%
Ratio of Net Expenses to Average Net Assets	1.85%	1.85%		1.85%		1.85%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.00)%	(0.39)%		(0.33)%		(0.50)%	(0.58)%
Portfolio Turnover Rate	33.64%	28.58%		64.36%		36.63%	45.44%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	Effective January 31, 2003, Mason Street Advisors assumed day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$176,868,455
Cash	69,954
Dividends and Interest Receivables	229,126
Due From Sale of Fund Shares	22,792
Due From Investment Advisor	3,100
Total Assets	177,193,427
Liabilities
Due on Redemption of Fund Shares	139,444
Accrued Expenses	109,403
Accrued Distribution Fees	20,183
Accrued Administrative Fees	15,212
Futures Variation Margin	7,500
Total Liabilities	291,742
Net Assets	$176,901,685
Represented By:
Aggregate Paid in Capital(2)(3)	$154,274,284
Undistributed Net Investment Income (Loss)	425,077
Undistributed Accumulated Net Realized Gain (Loss) on Investments	836,656
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	21,458,555
Futures Contracts	(92,887)
Net Assets for Shares Outstanding(2)	$176,901,685
Per Share of Class A (Based on 10,394,869 Shares Issued and Outstanding)
Offering Price	$15.29
Net Asset Value and Redemption Price	$14.56
Per Share of Class B (Based on 1,777,036 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$14.40

(1) Investments, at cost	$155,409,900
(2) Shares Outstanding	12,171,905
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$96,961
Dividends	3,520,338
Total Income	3,617,299
Expenses
Management Fees	457,680
Shareholder Servicing Fees	434,684
Distribution Fees:
Class A	104,698
Class B	197,440
Transfer Agent Fees	184,206
Administrative Fees	173,874
Professional Fees	39,203
Audit Fees	27,510
Registration Fees	27,262
Custodian Fees	17,350
Shareholder Reporting Fees	12,946
Directors Fees	7,299
Other Expenses	4,387
Total Expenses	1,688,539
Less Waived Fees:
Paid by Affiliate	(107,000)
Paid Indirectly	(683)
Total Net Expenses	1,580,856
Net Investment Income (Loss)	2,036,443

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	1,527,496
Futures Contracts	476,852
Net Realized Gain (Loss) on Investments	2,004,348
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	5,986,900
Futures Contracts	(89,987)
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,896,913
Net Gain (Loss) on Investments	7,901,261
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,937,704

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,036,443	$1,190,858
Net Realized Gain (Loss) on Investments	2,004,348	2,701,191
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,896,913	39,144,790
Net Increase (Decrease) in Net Assets Resulting from Operations	9,937,704	43,036,839
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(1,724,154)	(1,022,781)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(838,274)	—
Distributions to Class B Shareholders from Net Investment Income	(134,412)	(42,197)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(149,142)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,845,982)	(1,064,978)
Fund Share Transactions:
Class A
Proceeds from Sale of 573,149 and 810,563 Shares	8,112,365	10,449,460
Proceeds from Shares Issued on Reinvestment of Distributions Paid (171,330 and 75,017 shares, respectively)	2,549,386	1,017,943
Payments for 682,053 and 571,647 Shares Redeemed	(9,802,924)	(7,470,497)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (62,426 and 313,933 shares, respectively)	858,827	3,996,906
Class B
Proceeds from Sale of 148,444 and 200,471 Shares	2,078,283	2,526,258
Proceeds from Shares Issued on Reinvestment of Distributions Paid (17,927 and 2,973 shares, respectively)	264,248	40,073
Payments for 346,141 and 250,164 Shares Redeemed	(4,880,962)	(3,177,767)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((179,770) and (46,720) shares, respectively)	(2,538,431)	(611,436)
Total Increase (Decrease) in Net Assets	5,412,118	45,357,331

Net Assets
Beginning of Period	171,489,567	126,132,236
End of Period (Includes undistributed net investment income of $425,077 and $273,766 respectively)	$176,901,685	$171,489,567

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$13.98	$10.51	$14.17	$14.33	$19.25
Income from Investment Operations:
Net Investment Income (Loss)	0.18 (b)	0.11 (b)	0.10 (b)	0.08	0.13 (b)
Net Realized and Unrealized Gains (Losses) on Investments	0.65	3.46	(3.68)	(0.16)	(4.26)
Total from Investment Operations	0.83	3.57	(3.58)	(0.08)	(4.13)
Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.10)	(0.08)	(0.08)	(0.13)
Distributions from Realized Gains on Investments	(0.08)	—	—	—	(0.66)
Total Distributions	(0.25)	(0.10)	(0.08)	(0.08)	(0.79)
Net Asset Value, End of Period	$14.56	$13.98	$10.51	$14.17	$14.33
Total Return(c)	5.88%	34.00%	(25.28)%	(0.55)%	(21.99)%
Ratios and Supplemental Data
Net Assets, End of Period	$151,309,930	$144,419,306	$105,282,622	$59,121,179	$54,600,926
Ratio of Gross Expenses to Average Net Assets	0.87%	0.96%	1.18%	1.18%	1.10%
Ratio of Net Expenses to Average Net Assets	0.81% (d)	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	0.87%	0.90%	0.59%	0.73%
Portfolio Turnover Rate	3.24%	1.35%	12.65%	1.93%	11.64%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class A were reduced to 0.25% and 0.80%, respectively.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)		For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$13.83	$10.41	$14.01	$14.18		$19.02
Income from Investment Operations:
Net Investment Income (Loss)	0.08 (b)	0.03 (b)	0.03 (b)	(0.00	)(c)	0.01 (b)
Net Realized and Unrealized Gains (Losses) on Investments	0.64	3.41	(3.63)	(0.17)		(4.17)
Total from Investment Operations	0.72	3.44	(3.60)	(0.17)		(4.16)
Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.02)	—	—		(0.02)
Distributions from Realized Gains on Investments	(0.08)	—	—	—		(0.66)
Total Distributions	(0.15)	(0.02)	—	—		(0.68)
Net Asset Value, End of Period	$14.40	$13.83	$10.41	$14.01		$14.18
Total Return(d)	5.21%	33.06%	(25.70)%	(1.20)%		(22.33)%
Ratios and Supplemental Data
Net Assets, End of Period	$25,591,755	$27,070,261	$20,849,614	$29,624,997		$27,436,153
Ratio of Gross Expenses to Average Net Assets	1.55%	1.61%	1.83%	1.83%		1.75%
Ratio of Net Expenses to Average Net Assets	1.46% (e)	1.50%	1.50%	1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	0.22%	0.23%	(0.06)%		0.08%
Portfolio Turnover Rate	3.24%	1.35%	12.65%	1.93%		11.64%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$207,428,914
Cash	725,608
Dividends and Interest Receivables	1,011,070
Due From Sale of Securities	671,345
Due From Sale of Foreign Currency	484,161
Due From Sale of Fund Shares	180,647
Total Assets	210,501,745
Liabilities
Due on Purchase of Securities	6,694,531
Due on Redemption of Fund Shares	153,637
Accrued Expenses	147,652
Due to Investment Advisor	136,233
Accrued Distribution Fees	21,283
Accrued Administrative Fees	17,485
Futures Variation Margin	15,906
Due on Purchase of Foreign Currency	1,973
Total Liabilities	7,188,700
Net Assets	$203,313,045
Represented By:
Aggregate Paid in Capital(2)(3)	$177,513,294
Undistributed Net Investment Income (Loss)	604,241
Undistributed Accumulated Net Realized Gain (Loss) on Investments	4,258,400
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	21,346,371
Futures Contracts	(413,907)
Foreign Currency Transactions	4,646
Net Assets for Shares Outstanding(2)	$203,313,045
Per Share of Class A (Based on 13,700,444 Shares Issued and Outstanding)
Offering Price	$13.72
Net Asset Value and Redemption Price	$13.07
Per Share of Class B (Based on 1,765,738 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.82
Per Share of Class C (Based on 127,695 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.85

(1) Investments, at cost	$186,082,543
(2) Shares Outstanding	15,593,877
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$3,759,613
Dividends(1)	1,318,433
Total Income	5,078,046
Expenses
Management Fees	1,334,934
Shareholder Servicing Fees	476,762
Distribution Fees:
Class A	130,399
Class B	170,548
Class C	13,545
Transfer Agent Fees	190,748
Administrative Fees	190,708
Custodian Fees	96,281
Registration Fees	45,597
Audit Fees	33,088
Professional Fees	19,257
Other Expenses	16,553
Shareholder Reporting Fees	12,611
Directors Fees	7,299
Total Expenses	2,738,330
Less Waived Fees:
Paid by Affiliate	(4,997)
Paid Indirectly	(1,744)
Total Net Expenses	2,731,589
Net Investment Income (Loss)	2,346,457

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	6,172,759
Futures Contracts	1,307,953
Foreign Currency Transactions	1,748
Net Realized Gain (Loss) on Investments and Foreign Currencies	7,482,460
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	1,278,158
Futures Contracts	(444,470)
Foreign Currency Transactions	3,358
Net Change in Unrealized Appreciation (Depreciation) of Investments	837,046
Net Gain (Loss) on Investments	8,319,506
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,665,963

(1) Less Foreign Dividend Tax	$73,521

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,346,457	$1,659,065
Net Realized Gain (Loss) on Investments and Foreign Currencies	7,482,460	8,113,321
Net Change in Unrealized Appreciation (Depreciation) of Investments	837,046	21,863,354
Net Increase (Decrease) in Net Assets Resulting from Operations	10,665,963	31,635,740
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(2,007,245)	(1,517,038)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(2,304,811)	—
Distributions to Class B Shareholders from Net Investment Income	(126,407)	(122,320)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(313,757)	—
Distributions to Class C Shareholders from Net Investment Income	(4,279)	(6,028)
Distributions to Class C Shareholders from Net Realized Gain on Investments	(18,241)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,774,740)	(1,645,386)
Fund Share Transactions:
Class A
Proceeds from Sale of 1,994,096 and 2,589,508 Shares	25,391,984	30,954,047
Proceeds from Shares Issued on Reinvestment of Distributions Paid (309,482 and 119,026 shares, respectively)	4,085,163	1,472,348
Payments for 911,723 and 654,760 Shares Redeemed	(11,688,733)	(7,788,555)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (1,391,855 and 2,053,774 shares, respectively)	17,788,414	24,637,840
Class B
Proceeds from Sale of 267,685 and 443,243 Shares	3,340,125	5,103,827
Proceeds from Shares Issued on Reinvestment of Distributions Paid (33,087 and 9,842 shares, respectively)	429,137	119,677
Payments for 357,915 and 228,620 Shares Redeemed	(4,502,688)	(2,690,914)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((57,143) and 224,465 shares, respectively)	(733,426)	2,532,590
Class C
Proceeds from Sale of 97,738 and 117,686 Shares	1,217,668	1,410,718
Proceeds from Shares Issued on Reinvestment of Distributions Paid (1,713 and 495 shares, respectively)	22,269	6,028
Payments for 89,937 and 0 Shares Redeemed	(1,156,370)	—
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (9,514 and 118,181 shares, respectively)	83,567	1,416,746
Total Increase (Decrease) in Net Assets	23,029,778	58,577,530

Net Assets
Beginning of Period	180,283,267	121,705,737
End of Period (Includes undistributed net investment income on $604,241 and $389,425 respectively)	$203,313,045	$180,283,267

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)		For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.68	$10.29	$12.14	$12.19		$14.93
Income from Investment Operations:
Net Investment Income (Loss)	0.16 (b)	0.14 (b)	0.22 (b)	0.27		0.41 (b)
Net Realized and Unrealized Gains on Investments	0.55	2.38	(1.86)	(0.02)		(1.41)
Total from Investment Operations	0.71	2.52	(1.64)	0.25		(1.00)
Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.13)	(0.21)	(0.30)		(0.40)
Distributions from Realized Gains on Investments	(0.17)	—	—	(0.00	)(c)	(1.34)
Total Distributions	(0.32)	(0.13)	(0.21)	(0.30)		(1.74)
Net Asset Value, End of Period	$13.07	$12.68	$10.29	$12.14		$12.19
Total Return(d)	5.61%	24.55%	(13.49)%	2.12%		(7.55)%
Ratios and Supplemental Data
Net Assets, End of Period	$179,035,309	$156,112,964	$105,530,643	$61,979,437		$54,684,610
Ratio of Gross Expenses to Average Net Assets	1.35%	1.45%	1.58%	1.52%		1.47%
Ratio of Net Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%		1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.31%	1.18%	2.03%	2.38%		2.90%
Portfolio Turnover Rate	105.31%	81.55%	82.84%	77.28%		130.37%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.45	$10.12	$11.95	$12.03	$14.76
Income from Investment Operations:
Net Investment Income (Loss)	0.08 (b)	0.06 (b)	0.15 (b)	0.20	0.32 (b)
Net Realized and Unrealized Gains on Investments	0.53	2.34	(1.83)	(0.05)	(1.39)
Total from Investment Operations	0.61	2.40	(1.68)	0.15	(1.07)
Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.07)	(0.15)	(0.23)	(0.32)
Distributions from Realized Gains on Investments	(0.17)	—	—	—	(1.34)
Total Distributions	(0.24)	(0.07)	(0.15)	(0.23)	(1.66)
Net Asset Value, End of Period	$12.82	$12.45	$10.12	$11.95	$12.03
Total Return(c)	4.90%	23.72%	(14.08)%	1.30%	(8.10)%
Ratios and Supplemental Data
Net Assets, End of Period	$22,637,021	$22,698,541	$16,175,094	$15,116,310	$12,614,937
Ratio of Gross Expenses to Average Net Assets	2.02%	2.10%	2.23%	2.17%	2.12%
Ratio of Net Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	0.53%	1.41%	1.73%	2.25%
Portfolio Turnover Rate	105.31%	81.55%	82.84%	77.28%	130.37%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005	For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.45	$11.83
Income from Investment Operations:
Net Investment Income (Loss)	0.07 (b)	0.01	(b)
Net Realized and Unrealized Gains on Investments	0.54	0.68
Total from Investment Operations	0.61	0.69
Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.07)
Distributions from Realized Gains on Investments	(0.17)	—
Total Distributions	(0.21)	(0.07)
Net Asset Value, End of Period	$12.85	$12.45
Total Return(c)	4.91%	5.83%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$1,640,715	$1,471,762
Ratio of Gross Expenses to Average Net Assets	2.02%	2.03%	(e)
Ratio of Net Expenses to Average Net Assets	2.00%	2.00%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	0.28%	(e)
Portfolio Turnover Rate	105.31%	81.55%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$157,399,927
Cash	34,746
Dividends and Interest Receivables	3,416,646
Due From Sale of Securities	2,122,305
Due From Sale of Fund Shares	746,998
Total Assets	163,720,622
Liabilities
Due on Purchase of Securities	957,854
Due to Investment Advisor	97,678
Accrued Expenses	71,460
Due on Redemption of Fund Shares	27,348
Accrued Administrative Fees	13,992
Accrued Distribution Fees	3,791
Total Liabilities	1,172,123
Net Assets	$162,548,499
Represented By:
Aggregate Paid in Capital(2)(3)	$166,979,381
Undistributed Net Investment Income (Loss)	(16,577)
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(4,166,752)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(247,473)
Foreign Currency Transactions	(80)
Net Assets for Shares Outstanding(2)	$162,548,499
Per Share of Class A (Based on 22,009,601 Shares Issued and Outstanding)
Offering Price	$7.50
Net Asset Value and Redemption Price	$7.14
Per Share of Class B (Based on 704,746 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$7.13
Per Share of Class C (Based on 56,415 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$7.13

(1) Investments, at cost	$157,647,400
(2) Shares Outstanding	22,770,762
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$12,406,521
Dividends	39,542
Total Income	12,446,063
Expenses
Management Fees	1,166,633
Shareholder Servicing Fees	388,878
Administrative Fees	155,551
Distribution Fees:
Class A	102,334
Class B	38,778
Class C	7,084
Transfer Agent Fees	95,403
Registration Fees	37,674
Audit Fees	29,467
Custodian Fees	19,138
Professional Fees	12,966
Shareholder Reporting Fees	12,141
Directors Fees	7,299
Other Expenses	2,397
Total Expenses	2,075,743
Less Waived Fees:
Paid by Affiliate	(13,669)
Paid Indirectly	(4,213)
Total Net Expenses	2,057,861
Net Investment Income (Loss)	10,388,202

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	6,803,004
Net Realized Gain (Loss) on Investments	6,803,004
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(6,546,867)
Foreign Currency Transactions	(80)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(6,546,947)
Net Gain (Loss) on Investments	256,057
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,644,259

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$10,388,202	$9,642,316
Net Realized Gain (Loss) on Investments and Foreign Currencies	6,803,004	10,026,526
Net Change in Unrealized Appreciation (Depreciation) of Investments	(6,546,947)	6,946,409
Net Increase (Decrease) in Net Assets Resulting from Operations	10,644,259	26,615,251
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(10,146,408)	(9,375,852)
Distributions to Class B Shareholders from Net Investment Income	(317,424)	(330,663)
Distributions to Class C Shareholders from Net Investment Income	(57,470)	(24,848)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,521,302)	(9,731,363)
Fund Share Transactions:
Class A
Proceeds from Sale of 2,318,339 and 2,479,865 Shares	16,647,310	16,780,800
Proceeds from Shares Issued on Reinvestment of Distributions Paid (1,325,009 and 1,306,044 shares, respectively)	9,531,340	8,909,007
Payments for 1,315,820 and 1,242,147 Shares Redeemed	(9,474,971)	(8,626,484)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (2,327,528 and 2,543,762 shares, respectively)	16,703,679	17,063,323
Class B
Proceeds from Sale of 60,595 and 215,311 Shares	433,179	1,465,329
Proceeds from Shares Issued on Reinvestment of Distributions Paid (36,810 and 37,676 shares, respectively)	264,449	256,924
Payments for 138,755 and 186,741 Shares Redeemed	(990,295)	(1,283,083)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((41,350) and 66,246 shares, respectively)	(292,667)	439,170
Class C
Proceeds from Sale of 47,920 and 161,439 Shares	343,690	1,115,924
Proceeds from Shares Issued on Reinvestment of Distributions Paid (7,493 and 3,493 shares, respectively)	53,390	24,754
Payments for 163,930 and 0 Shares Redeemed	(1,203,250)	—
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((108,517) and 164,932 shares, respectively)	(806,170)	1,140,678
Total Increase (Decrease) in Net Assets	15,727,799	35,527,059

Net Assets
Beginning of Period	146,820,700	111,293,641
End of Period (Includes undistributed net investment income on ($16,577) and $43,211 respectively)	$162,548,499	$146,820,700

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$7.13	$6.25	$6.79	$7.49	$7.94
Income from Investment Operations:
Net Investment Income (Loss)	0.48 (b)	0.50 (b)	0.57 (b)	0.68	0.78 (b)
Net Realized and Unrealized Gains (Losses) on Investments	0.02	0.88	(0.53)	(0.69)	(0.46)
Total from Investment Operations	0.50	1.38	0.04	(0.01)	0.32
Less Distributions:
Distributions from Net Investment Income	(0.49)	(0.50)	(0.58)	(0.69)	(0.77)
Distributions from Realized Gains on Investments	—	—	—	—	—
Total Distributions	(0.49)	(0.50)	(0.58)	(0.69)	(0.77)
Net Asset Value, End of Period	$7.14	$7.13	$6.25	$6.79	$7.49
Total Return(c)	7.16%	22.79%	1.15%	(0.08)%	4.42%
Ratios and Supplemental Data
Net Assets, End of Period	$157,118,483	$140,330,099	$107,050,590	$53,505,726	$37,065,041
Ratio of Gross Expenses to Average Net Assets	1.31%	1.35%	1.46%	1.50%	1.55%
Ratio of Net Expenses to Average Net Assets	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.70%	7.29%	9.24%	9.66%	10.15%
Portfolio Turnover Rate	141.21%	199.27%	78.07%	86.85%	127.47%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$7.13	$6.24	$6.78	$7.49	$7.93
Income from Investment Operations:
Net Investment Income (Loss)	0.43 (b)	0.45 (b)	0.53 (b)	0.63	0.73 (b)
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.90	(0.53)	(0.70)	(0.45)
Total from Investment Operations	0.44	1.35	—	(0.07)	0.28
Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.46)	(0.54)	(0.64)	(0.72)
Distributions from Realized Gains on Investments	—	—	—	—	—
Total Distributions	(0.44)	(0.46)	(0.54)	(0.64)	(0.72)
Net Asset Value, End of Period	$7.13	$7.13	$6.24	$6.78	$7.49
Total Return(c)	6.32%	22.19%	0.48%	(0.87)%	3.88%
Ratios and Supplemental Data
Net Assets, End of Period	$5,027,813	$5,316,196	$4,243,051	$3,843,405	$3,745,575
Ratio of Gross Expenses to Average Net Assets	1.99%	2.00%	2.11%	2.15%	2.20%
Ratio of Net Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.06%	6.63%	8.64%	9.01%	9.50%
Portfolio Turnover Rate	141.21%	199.27%	78.07%	86.85%	127.47%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005	For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$7.12	$6.89
Income from Investment Operations:
Net Investment Income (Loss)	0.43 (b)	0.16	(b)
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.23
Total from Investment Operations	0.44	0.39
Less Distributions:
Distributions from Net Investment Income	(0.43)	(0.16)
Distributions from Realized Gains on Investments	—	—
Total Distributions	(0.43)	(0.16)
Net Asset Value, End of Period	$7.13	$7.12
Total Return(c)	6.46%	5.76%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$402,203	$1,174,405
Ratio of Gross Expenses to Average Net Assets	1.99%	2.03%	(e)
Ratio of Net Expenses to Average Net Assets	1.95%	1.95%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	6.02%	6.20%	(e)
Portfolio Turnover Rate	141.21%	199.27%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$124,392,052
Cash	13,893
Interest Receivable	1,533,538
Due From Sale of Fund Shares	106,065
Total Assets	126,045,548
Liabilities
Accrued Expenses	51,442
Futures Variation Margin	36,328
Due on Redemption of Fund Shares	34,112
Due to Investment Advisor	26,821
Accrued Administrative Fees	10,704
Accrued Distribution Fees	4,517
Total Liabilities	163,924
Net Assets	$125,881,624
Represented By:
Aggregate Paid in Capital(2)(3)	$124,844,026
Undistributed Net Investment Income (Loss)	34,250
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(1,308,082)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	2,231,039
Futures Contracts	80,391
Net Assets for Shares Outstanding(2)	$125,881,624
Per Share of Class A (Based on 11,493,099 Shares Issued and Outstanding)
Offering Price	$11.28
Net Asset Value and Redemption Price	$10.74
Per Share of Class B (Based on 231,286 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$10.73

(1) Investments, at cost	$122,161,013
(2) Shares Outstanding	11,724,385
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$4,703,783
Expenses
Management Fees	366,711
Shareholder Servicing Fees	305,592
Administrative Fees	122,237
Distribution Fees:
Class A	84,604
Class B	19,506
Transfer Agent Fees	48,968
Audit Fees	28,705
Registration Fees	28,154
Shareholder Reporting Fees	12,045
Custodian Fees	10,361
Professional Fees	9,721
Directors Fees	7,299
Other Expenses	2,425
Total Expenses	1,046,328
Less Waived Fees:
Paid by Affiliate	(648)
Paid Indirectly	(2,025)
Total Net Expenses	1,043,655
Net Investment Income (Loss)	3,660,128

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(20,146)
Futures Contracts	35,685
Net Realized Gain (Loss) on Investments	15,539
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,969,592)
Futures Contracts	82,578
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,887,014)
Net Gain (Loss) on Investments	(1,871,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,788,653

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Changes in Net Assets

	For the Year Ended March 31, 2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$3,660,128	$3,530,928
Net Realized Gain (Loss) on Investments	15,539	2,222,881
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,887,014)	333,407
Net Increase (Decrease) in Net Assets Resulting from Operations	1,788,653	6,087,216
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(3,598,718)	(3,457,188)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(1,833,757)	(1,665,013)
Distributions to Class B Shareholders from Net Investment Income	(61,410)	(73,738)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(40,890)	(37,736)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,534,775)	(5,233,675)
Fund Share Transactions:
Class A
Proceeds from Sale of 933,825 and 1,256,873 Shares	10,196,270	13,870,127
Proceeds from Shares Issued on Reinvestment of Distributions Paid (472,842 and 435,740 shares, respectively)	5,132,916	4,797,295
Payments for 816,638 and 603,989 Shares Redeemed	(8,868,046)	(6,672,111)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (590,029 and 1,088,624 shares, respectively)	6,461,140	11,995,311
Class B
Proceeds from Sale of 14,180 and 38,308 Shares	155,044	423,242
Proceeds from Shares Issued on Reinvestment of Distributions Paid (7,998 and 8,266 shares, respectively)	86,790	91,011
Payments for 32,686 and 126,485 Shares Redeemed	(355,581)	(1,385,345)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((10,508) and (79,911) shares, respectively)	(113,747)	(871,092)
Total Increase (Decrease) in Net Assets	2,601,271	11,977,760

Net Assets
Beginning of Period	123,280,353	111,302,593
End of Period (Includes undistributed net investment income on $34,250 and $34,684 respectively)	$125,881,624	$123,280,353

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$11.06	$10.98	$10.50	$10.70	$10.07
Income from Investment Operations:
Net Investment Income (Loss)	0.33 (b)	0.33 (b)	0.41 (b)	0.44	0.46 (b)
Net Realized and Unrealized Gains (Losses) on Investments	(0.15)	0.24	0.61	0.01	0.65
Total from Investment Operations	0.18	0.57	1.02	0.45	1.11
Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.33)	(0.42)	(0.45)	(0.46)
Distributions from Realized Gains on Investments	(0.17)	(0.16)	(0.12)	(0.20)	(0.02)
Total Distributions	(0.50)	(0.49)	(0.54)	(0.65)	(0.48)
Net Asset Value, End of Period	$10.74	$11.06	$10.98	$10.50	$10.70
Total Return(c)	1.63%	5.31%	9.88%	4.26%	11.34%
Ratios and Supplemental Data
Net Assets, End of Period	$123,398,863	$120,606,013	$107,769,680	$57,372,945	$37,272,578
Ratio of Gross Expenses to Average Net Assets	0.84%	0.89%	0.93%	1.00%	1.09%
Ratio of Net Expenses to Average Net Assets	0.84%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.01%	3.01%	3.78%	4.14%	4.45%
Portfolio Turnover Rate	42.89%	814.99% (d)	47.56%	172.55%	140.65%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund’s advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$11.06	$10.98	$10.50	$10.70	$10.07
Income from Investment Operations:
Net Investment Income (Loss)	0.26 (b)	0.26 (b)	0.34 (b)	0.37	0.39 (b)
Net Realized and Unrealized Gains (Losses) on Investments	(0.16)	0.24	0.61	0.00 (c)	0.65
Total from Investment Operations	0.10	0.50	0.95	0.37	1.04
Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.26)	(0.35)	(0.37)	(0.39)
Distributions from Realized Gains on Investments	(0.17)	(0.16)	(0.12)	(0.20)	(0.02)
Total Distributions	(0.43)	(0.42)	(0.47)	(0.57)	(0.41)
Net Asset Value, End of Period	$10.73	$11.06	$10.98	$10.50	$10.70
Total Return(d)	0.89%	4.62%	9.16%	3.58%	10.62%
Ratios and Supplemental Data
Net Assets, End of Period	$2,482,761	$2,674,340	$3,532,913	$1,429,016	$1,077,137
Ratio of Gross Expenses to Average Net Assets	1.52%	1.54%	1.58%	1.65%	1.74%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.36%	2.39%	3.11%	3.49%	3.80%
Portfolio Turnover Rate	42.89%	814.99% (e)	47.56%	172.55%	140.65%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund’s advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2005
Assets
Investments, at value(1)	$230,775,573
Interest Receivable	1,719,836
Due From Sale of Securities	734,644
Due From Sale of Fund Shares	603,750
Futures Variation Margin	32,424
Total Assets	233,866,227
Liabilities
Due on Purchase of Securities	25,708,190
Due on Redemption of Fund Shares	486,510
Accrued Expenses	103,180
Due to Investment Advisor	32,168
Accrued Administrative Fees	17,557
Accrued Distribution Fees	15,151
Total Liabilities	26,362,756
Net Assets	$207,503,471
Represented By:
Aggregate Paid in Capital(2)(3)	$213,591,342
Undistributed Net Investment Income (Loss)	(103,971)
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(2,149,025)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(3,719,937)
Futures Contracts	(114,938)
Net Assets for Shares Outstanding(2)	$207,503,471
Per Share of Class A (Based on 20,477,675 Shares Issued and Outstanding)
Offering Price	$10.04
Net Asset Value and Redemption Price	$9.56
Per Share of Class B (Based on 1,047,595 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$9.56
Per Share of Class C (Based on 189,348 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$9.55

(1) Investments, at cost	$234,495,510
(2) Shares Outstanding	21,714,618
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2005
Investment Income
Income
Interest	$7,873,776
Expenses
Management Fees	570,446
Shareholder Servicing Fees	475,371
Distribution Fees:
Class A	148,379
Class B	81,139
Class C	14,944
Administrative Fees	190,149
Transfer Agent Fees	144,443
Registration Fees	46,947
Audit Fees	31,685
Custodian Fees	19,562
Professional Fees	15,647
Shareholder Reporting Fees	12,276
Directors Fees	7,299
Other Expenses	6,249
Total Expenses	1,764,536
Less Waived Fees:
Paid by Affiliate	(65,811)
Paid Indirectly	(5,010)
Total Net Expenses	1,693,715
Net Investment Income (Loss)	6,180,061

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(200,989)
Futures Contracts	504,373
Net Realized Gain (Loss) on Investments	303,384
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(5,550,860)
Futures Contracts	(413,782)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(5,964,642)
Net Gain (Loss) on Investments	(5,661,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	$518,803

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Statement of Changes in Net Assets

	For the Year Ended March 31,2005	For the Year Ended March 31, 2004
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,180,061	$4,194,084
Net Realized Gain (Loss) on Investments	303,384	3,413,803
Net Change in Unrealized Appreciation (Depreciation) of Investments	(5,964,642)	966,206
Net Increase (Decrease) in Net Assets Resulting from Operations	518,803	8,574,093
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(6,492,384)	(4,552,200)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(1,244,550)	(3,155,481)
Distributions to Class B Shareholders from Net Investment Income	(326,528)	(331,438)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(72,244)	(270,966)
Distributions to Class C Shareholders from Net Investment Income	(59,586)	(12,193)
Distributions to Class C Shareholders from Net Realized Gain on Investments	(11,276)	(25,631)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(8,206,568)	(8,347,909)
Fund Share Transactions:
Class A
Proceeds from Sale of 7,797,835 and 5,150,075 Shares	75,322,941	51,527,334
Proceeds from Shares Issued on Reinvestment of Distributions Paid (744,377 and 722,558 shares, respectively)	7,221,319	7,170,995
Payments for 2,696,579 and 2,053,298 Shares Redeemed	(26,175,843)	(20,432,726)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (5,845,633 and 3,819,335 shares, respectively)	56,368,417	38,265,603
Class B
Proceeds from Sale of 180,543 and 174,309 Shares	1,757,532	3,872,660
Proceeds from Shares Issued on Reinvestment of Distributions Paid (33,676 and 49,193 shares, respectively)	326,599	487,949
Payments for 301,067 and 310,956 Shares Redeemed	(2,922,866)	(3,101,690)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((86,848) and (87,454) shares, respectively)	(838,735)	1,258,919
Class C
Proceeds from Sale of 158,997 and 159,400 Shares	1,543,552	1,594,079
Proceeds from Shares Issued on Reinvestment of Distributions Paid (7,034 and 3,834 shares, respectively)	68,242	37,784
Payments for 139,917 and 0 Shares Redeemed	(1,367,302)	—
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (26,114 and 163,234 shares, respectively)	244,492	1,631,863
Total Increase (Decrease) in Net Assets	48,086,409	41,382,569

Net Assets
Beginning of Period	159,417,062	118,034,493
End of Period (Includes undistributed net investment income on ($103,971) and ($633,054) respectively)	$207,503,471	$159,417,062

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$10.01	$9.98	$9.50	$9.69	$9.13
Income from Investment Operations:
Net Investment Income (Loss)	0.32 (b)	0.31 (b)	0.41 (b)	0.49	0.61 (b)
Net Realized and Unrealized Gains (Losses) on Investments	(0.34)	0.32	0.82	0.05	0.56
Total from Investment Operations	(0.02)	0.63	1.23	0.54	1.17
Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.36)	(0.45)	(0.49)	(0.61)
Distributions from Realized Gains on Investments	(0.07)	(0.24)	(0.30)	(0.24)	—
Total Distributions	(0.43)	(0.60)	(0.75)	(0.73)	(0.61)
Net Asset Value, End of Period	$9.56	$10.01	$9.98	$9.50	$9.69
Total Return(c)	(0.27)%	6.50%	13.19%	5.76%	13.32%
Ratios and Supplemental Data
Net Assets, End of Period	$195,683,948	$146,430,880	$107,952,560	$64,073,225	$41,428,580
Ratio of Gross Expenses to Average Net Assets	0.88%	0.93%	0.96%	1.04%	1.14%
Ratio of Net Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.29%	3.08%	4.13%	4.97%	6.57%
Portfolio Turnover Rate	233.01%	167.56%	213.99%	129.22%	187.60%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)	For the Year Ended March 31, 2001(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$10.01	$9.98	$9.50	$9.69	$9.12
Income from Investment Operations:
Net Investment Income (Loss)	0.25 (b)	0.24 (b)	0.34 (b)	0.43	0.55 (b)
Net Realized and Unrealized Gains (Losses) on Investments	(0.35)	0.33	0.82	0.05	0.57
Total from Investment Operations	(0.10)	0.57	1.16	0.48	1.12
Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.30)	(0.38)	(0.43)	(0.55)
Distributions from Realized Gains on Investments	(0.06)	(0.24)	(0.30)	(0.24)	—
Total Distributions	(0.35)	(0.54)	(0.68)	(0.67)	(0.55)
Net Asset Value, End of Period	$9.56	$10.01	$9.98	$9.50	$9.69
Total Return(c)	(0.91)%	5.80%	12.46%	5.08%	12.71%
Ratios and Supplemental Data
Net Assets, End of Period	$10,010,452	$11,352,945	$10,081,933	$4,517,809	$3,154,904
Ratio of Gross Expenses to Average Net Assets	1.55%	1.57%	1.61%	1.69%	1.78%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.64%	2.44%	3.41%	4.32%	5.92%
Portfolio Turnover Rate	233.01%	167.56%	213.99%	129.22%	187.60%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2005	For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$10.01	$10.04
Income from Investment Operations:
Net Investment Income (Loss)	0.25 (b)	0.08	(b)
Net Realized and Unrealized Gains (Losses) on Investments	(0.37)	0.23
Total from Investment Operations	(0.12)	0.31
Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.10)
Distributions from Realized Gains on Investments	(0.05)	(0.24)
Total Distributions	(0.34)	(0.34)
Net Asset Value, End of Period	$9.55	$10.01
Total Return(c)	(1.02)%	3.14%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$1,809,071	$1,633,237
Ratio of Gross Expenses to Average Net Assets	1.55%	1.61%	(e)
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.60%	2.18%	(e)
Portfolio Turnover Rate	233.01%	167.56%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2005

Notes to Financial Statements

Note 1

Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds consist of the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, High Yield Bond, Municipal Bond and Select Bond Funds, collectively known as the “Funds.” All Funds commenced operations on March 31, 1997, except the Small Cap Growth Stock and the Index 400 Stock Funds, which commenced operations on July 12, 1999.

Each Fund is diversified, except the Index 400 Stock and the Index 500 Stock Funds which are non-diversified. Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with a contingent deferred sales charge of 5.0% for redemptions in one year or less, declining to 0% over a period of up to six years. Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. Effective November 17, 2003, the Small Cap Growth Stock, Aggressive Growth Stock, Growth Stock, Asset Allocation, High Yield Bond and Select Bond Funds issued an additional class of shares: Class C shares with a contingent deferred sales charge of 1.0% for redemptions within a period of eighteen months. Class C shares are automatically converted to Class A shares ten years after the purchase of such Class C shares. Each class of shares has equal rights with respect to voting privileges.

As of March 31, 2005, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and an affiliate own the following percentages of Class A shares of each Fund:

Fund	Percentage of Ownership
Small Cap Growth Stock Fund	—%
Aggressive Growth Stock Fund	76%
International Equity Fund	90%
Index 400 Stock Fund	84%
Growth Stock Fund	87%
Large Cap Core Stock Fund	95%
Index 500 Stock Fund	75%
Asset Allocation Fund	54%
High Yield Bond Fund	80%
Municipal Bond Fund	76%
Select Bond Fund	39%

During the fiscal year ended March 31, 2005, Northwestern Mutual and an affiliate redeemed the following dollar amounts from their respective funds.

Fund	2005
Small Cap Growth Stock Fund Class A	$2,964,397
Small Cap Growth Stock Fund Class C	1,122,275
Aggressive Growth Stock Fund Class C	1,090,762
Growth Stock Fund Class C	1,062,820
Asset Allocation Fund Class C	1,083,185
High Yield Bond Fund Class C	1,119,809
Select Bond Fund Class C	1,018,204

During the fiscal year ended March 31, 2004, Northwestern Mutual and an affiliate invested into the Funds the following amounts:

Fund	2004
Small Cap Growth Stock Fund	$1,000,000
Aggressive Growth Stock Fund	1,000,000
International Equity Fund	—
Index 400 Stock Fund	—
Growth Stock Fund	1,000,000
Large Cap Core Stock Fund	—
Index 500 Stock Fund	—
Asset Allocation Fund	1,000,000
High Yield Bond Fund	1,000,000
Municipal Bond Fund	—
Select Bond Fund	1,000,000

Note 2

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies are summarized in the following Notes.

Note 3

Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded.

Stocks listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) for which a NASDAQ Official Closing Price (“NOCP”) is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day’s price. Stocks that are not listed on a national or foreign stock exchange are generally valued at the closing bid price on the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities.

Generally, money market investments with maturities exceeding 60 days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4

Certain of the Funds may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Funds purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risk may arise from changes in market value of underlying instruments and from the possible inability of counter-parties to meet the terms of their contracts.

The Funds do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such foreign exchange rate fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

For federal income tax purposes, net realized and unrealized foreign exchange gains or losses are generally required to be treated as ordinary income.

Note 5

The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, Municipal Bond and Select Bond Funds may invest in futures contracts as an alternative to investing in individual securities and therefore could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6

The Asset Allocation and Select Bond Funds have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty

March 31, 2005

similar, but not identical, securities at a future date, at a similar price. At March 31, 2005, the Asset Allocation Fund had a cost, value and obligation liability of $5,680,369, $5,673,188 and $5,691,165, respectively. At March 31, 2005, the Select Bond Fund had a cost, value and obligation liability of $24,888,454, $24,852,303 and $24,936,557, respectively. The obligation liability is included in the Due on Purchases of Securities on the Fund’s Statement of Assets and Liabilities. Securities subject to these agreements had contractual maturities ranging from 3/1/20 to 5/1/35. The weighted average interest rates for these securities was 5.33% for the Asset Allocation Fund and 5.29% for the Select Bond Fund.

Note 7

Income, expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock and Asset Allocation Funds. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds.

For the High Yield Bond, Municipal Bond and Select Bond Funds, income and expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily and paid monthly.

Capital gain dividends are declared and distributed annually.

Note 8

Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased in the Funds are amortized to interest income over the term of the respective securities using the effective interest method. For financial statement purposes, securities transactions are accounted for on trade date.

The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 2005, transactions in securities other than money market investments were:

	Purchases		Sales/Maturities
Fund	U.S. Government Securities	Other	U.S. Government Securities	Other
Small Cap Growth Stock Fund	—	$ 35,547,947	—	$ 28,620,895
Aggressive Growth Stock Fund	—	111,172,162	—	114,084,711
International Equity Fund	—	34,985,968	—	31,437,209
Index 400 Stock Fund	—	22,986,760	—	29,598,992
Growth Stock Fund	—	37,137,182	—	43,022,803
Large Cap Core Stock Fund	—	44,820,350	—	45,703,406
Index 500 Stock Fund	—	5,456,006	—	7,973,135
Asset Allocation Fund	$ 87,954,394	102,748,029	$ 96,938,214	83,039,289
High Yield Bond Fund	—	218,838,484	—	206,961,901
Municipal Bond Fund	3,706,992	51,128,948	3,814,591	48,389,027
Select Bond Fund	376,217,480	103,108,723	360,632,151	60,164,172

Note 9

Mason Street Advisors, LLC (a wholly-owned company of Northwestern Mutual) (“MSA”) serves as investment advisor to each of the Funds, with the International Equity Fund also being served by a subadviser. Each Fund pays MSA a fee for investment advisory services at an annual rate based on average daily net assets of the Fund according to the following schedule:

Fund	Fee
Small Cap Growth Stock Fund	0.85%
Aggressive Growth Stock Fund	0.75%
International Equity Fund	0.85%
Index 400 Stock Fund*	0.25%
Growth Stock Fund	0.75%
Large Cap Core Stock Fund	0.65%
Index 500 Stock Fund*	0.25%
Asset Allocation Fund	0.70%
High Yield Bond Fund	0.75%
Municipal Bond Fund	0.30%
Select Bond Fund	0.30%

*Prior to July 9, 2004, the fee rates for Index 400 and Index 500 were 0.40% and 0.30% respectively.

Templeton Investment Counsel, Inc. (“Templeton”) has been retained by MSA under an investment subadvisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund. From the investment advisory fees received from the Fund, MSA pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for MSA by Templeton and 0.40% on the combined net assets in excess of $100 million.

Northwestern Mutual Investment Services, LLC (a wholly-owned company of Northwestern Mutual) (“NMIS”) serves as the Distributor of the Funds. NMIS is an affiliate of MSA. The Funds have a 12b-1 distribution plan and shareholder services agreement with NMIS pursuant to which they pay an annual fee up to 0.35% for Class A shares and 1.00% for Classes B and C shares. This fee is calculated on average daily net assets.

The maximum 0.35% fee for Class A shares is comprised of a 0.25% shareholder servicing fee and up to a 0.10% distribution fee paid to NMIS. Actual distribution fees accrued for the year ended March 31, 2005 for Class A shares are listed in the table below.

Fund	Distribution Fee
Small Cap Growth Stock Fund Class A	0.10%
Aggressive Growth Stock Fund Class A	0.07%
International Equity Fund Class A	0.06%
Index 400 Stock Fund Class A	0.07%
Growth Stock Fund Class A	0.07%
Large Cap Core Stock Fund Class A	0.06%
Index 500 Stock Fund Class A	0.07%
Asset Allocation Fund Class A	0.08%
High Yield Bond Fund Class A	0.07%
Municipal Bond Fund Class A	0.07%
Select Bond Fund Class A	0.08%

The 1.00% fee for Classes B and C shares is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee paid to NMIS.

NMIS received $874,244 of dealer allowances for the year ended March 31, 2005. NMIS received $188,565 of underwriting concessions from Class A sales charges, $153,569 of contingent deferred sales charges from Class B shares and $64,695 of contingent deferred sales charges from Class C shares for the year ended March 31, 2005. NMIS attributes approximately $891,298 of fee income from fees earned on assets held in fee-based brokerage accounts to the Mason Street Funds.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% of average net assets plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, insurance premiums, Directors’ fees and expenses,

March 31, 2005

and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. Custodian fees in the accompanying financial statements are reported gross of such reductions which are presented as expense offsets. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

MSA, Northwestern Mutual and NMIS have agreed to waive their fees and absorb certain other operating expenses through March 31, 2006, to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund	Class A		Class B		Class C
Small Cap Growth Stock Fund	1.40%		2.05%		2.05%
Aggressive Growth Stock Fund	1.30%		1.95%		1.95%
International Equity Fund	1.65%		2.30%		N/A
Index 400 Stock Fund	0.80%	*	1.45%	*	N/A
Growth Stock Fund	1.30%		1.95%		1.95%
Large Cap Core Stock Fund	1.20%		1.85%		N/A
Index 500 Stock Fund	0.80%	✓	1.45%	✓	N/A
Asset Allocation Fund	1.35%		2.00%		2.00%
High Yield Bond Fund	1.30%		1.95%		1.95%
Municipal Bond Fund	0.85%		1.50%		N/A
Select Bond Fund	0.85%		1.50%		1.50%

*Prior to July 9, 2004, the expense caps for Index 400 classes A and B were 0.95% and 1.60% respectively.

✓Prior to July 9, 2004, the expense caps for Index 500 classes A and B were 0.85% and 1.50% respectively.

MSA, Northwestern Mutual and NMIS have waived the following fees for the year ended March 31, 2005:

	Distribution Fees
Fund	Class A	Class B	Class C	Other	Total
Small Cap Growth Stock Fund	$51	$—	$5	$221,010	$221,066
Aggressive Growth Stock Fund	—	2,934	311	95,590	98,835
International Equity Fund	—	—	N/A	—	—
Index 400 Stock Fund	—	2,595	N/A	11,450	14,045
Growth Stock Fund	—	2,171	246	62,461	64,878
Large Cap Core Stock Fund	—	1,162	N/A	—	1,162
Index 500 Stock Fund	—	8,299	N/A	98,701	107,000
Asset Allocation Fund	—	4,649	348	—	4,997
High Yield Bond Fund	—	1,634	298	11,737	13,669
Municipal Bond Fund	—	648	N/A	—	648
Select Bond Fund	—	1,675	298	63,838	65,811

The Small Cap Growth Stock Fund and Aggressive Growth Stock Fund paid commissions on Fund transactions to affiliated brokers in the amount of $705 and $3,885, respectively, for the year ended March 31, 2005.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which an affiliated broker is a member.

Note 10

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gain/loss recognition, the reclassification of certain gains or losses from capital to income and differences in premium amortization. The differences between cost amounts for book purposes and tax purposes are due primarily to timing of recognition of certain gains and losses for tax purposes.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

March 31, 2005

Note 11

When applicable, each of the Funds made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended March 31, 2005 and 2004 were as follows:

	2005 Distributions Paid From:		2004 Distributions Paid From:
Fund	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Small Cap Growth Stock Fund	—	$1,684,232	—	—
Aggressive Growth Stock Fund	—	—	—	—
International Equity Fund	$2,031,897	2,247,258	$1,765,743	—
Index 400 Stock Fund	1,606,071	5,873,131	949,711	$1,292,683
Growth Stock Fund	226,897	—	—	—
Large Cap Core Stock Fund	797,888	—	309,282	—
Index 500 Stock Fund	1,892,698	953,284	1,064,978	—
Asset Allocation Fund	2,137,931	2,636,809	1,645,386	—
High Yield Bond Fund	10,521,302	—	9,731,363	—
Municipal Bond Fund	*5,470,612	64,163	5,066,655	167,020
Select Bond Fund	7,649,304	557,264	7,030,399	1,317,510

As of March 31, 2005 the components of the distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)**	Total
Small Cap Growth Stock Fund	$640,511	$2,473,459	—	$4,392,854	$7,506,824
Aggressive Growth Stock Fund	—	4,350,386	—	23,558,229	27,908,615
International Equity Fund	347,948	3,429,583	—	57,251,562	61,029,093
Index 400 Stock Fund	1,124,034	4,995,841	—	40,872,899	46,992,774
Growth Stock Fund	66,452	580,194	—	19,891,118	20,537,764
Large Cap Core Stock Fund	163,375	—	$(14,864,744)	26,292,444	11,591,075
Index 500 Stock Fund	558,271	971,827	—	21,097,303	22,627,401
Asset Allocation Fund	1,372,796	3,434,201	—	20,992,754	25,799,751
High Yield Bond Fund	130,494	—	(4,158,875)	(402,501)	(4,430,882)
Municipal Bond Fund	*34,250	—	(334,367)	1,337,715	1,037,598
Select Bond Fund	184,766	—	(1,948,274)	(4,324,363)	(6,087,871)
*	A portion of these items above are from tax exempt securities.
**Differs	from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

Certain losses incurred by the Funds after October 31, 2004 are deferred and deemed to have occurred in the next fiscal year for tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains, if any, to the extent permitted by the Internal Revenue Code. A summary of the Funds’ post-October losses and capital loss carryovers as of March 31, 2005 is provided below:

Fund	Post-October Losses
Municipal Bond Fund	$175,487
Select Bond Fund	1,703,756

	Capital Loss Carryovers
Fund	Amount	Expiration(s)	Utilized in Fiscal Year 2005
Aggressive Growth Stock Fund	—	—	$8,870,691
International Equity Fund	—	—	5,979,701
Growth Stock Fund	—	—	3,621,531
Large Cap Core Stock Fund	$14,864,744	3/31/11-3/31/12	1,867,427
Asset Allocation Fund	—	—	44,789
High Yield Bond Fund	4,158,875	3/31/11	6,721,360
Municipal Bond Fund	158,880	3/31/13	—
Select Bond Fund	244,518	3/31/13	—

Note 12

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Mason Street Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds, Inc., hereafter referred to as the “Funds”) at March 31, 2005, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

April 29, 2005

Distributions (Unaudited)

Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

Asset Allocation Fund	24%
Select Bond Fund	43%

For the fiscal year ended March 31, 2005, the Municipal Bond Fund designates 99.96% of its income distributions as exempt interest dividends.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 2005.

Index 400 Stock Fund	94%
Large Cap Core Stock Fund	100%
Index 500 Stock Fund	100%
Asset Allocation Fund	27%
Growth Stock Fund	100%

For shareholders in the Funds, the percentage of dividend income distributed for the year ended March 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

International Equity Fund	100%
Index 400 Stock Fund	100%
Large Cap Core Stock Fund	100%
Index 500 Stock Fund	100%
Growth Stock Fund	100%
Asset Allocation Fund	79%

The International Equity Fund paid foreign taxes of $580,560 and recognized $2,545,148 of foreign source income during the taxable year ended March 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0304 per share of foreign taxes paid and $0.1332 of gross income earned from foreign sources in the taxable year ended March 31, 2005.

This data is informational only. Every year in January, shareholders are sent information to facilitate the preparation of their income tax returns.

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-627-6678. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The information regarding how the Funds voted proxies during the most recent twelve-month period ended September 30, 2004 is also available without charge, upon request, by calling toll free 1-888-627-6678, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available (i) on the Commission’s website at http://www.sec.gov and (ii) at the Commission’s Public Reference Room.

March 31, 2005

Director and Officer Information

The names, ages and addresses of the directors and officers, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual Fund complex, are shown below. Effective May 1, 2003, each director shall serve for a twelve-year term commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office upon the election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William A. McIntosh (66) 525 Sheridan Road Kenilworth, IL 60043	Director	Since 1997	29	MGIC Investment Corporation; Comdisco Holding Company, Inc.
Principal Occupation During Past 5 Years: Financial consulting since 1998; Adjunct Faculty Member, Howard University
Martin F. Stein (68) 1800 East Capitol Drive Milwaukee, WI 53211	Director	Since 1996	29	Koss Corporation
Principal Occupation During Past 5 Years: Former Chairman of Eyecare One, Inc., which includes Stein Optical and Eye Q optical centers (retail sales of eyewear)
Louis A. Holland (63) 1 North Wacker Drive Suite 700 Chicago, IL 60606	Director	Since 2003	29	Packaging Corporation of America; Lou Holland Growth Fund
Principal Occupation During Past 5 Years: Managing Partner and Chief Investment Officer, Holland Capital Management, L.P.; Portfolio Manager, Lou Holland Growth Fund
Elizabeth L. Majers (46) 370 Shadowood Lane Northfield, IL 60093	Director	Since 2003	29	None
Principal Occupation During Past 5 Years: Partner, McDermott, Will & Emery (international law firm)
Michael G. Smith (61) 221 North Adams Hinsdale, IL 60521	Director	Since 2003	29	Trustee of Ivy Fund

Principal Occupation During Past 5 Years:

Private investor; retired since 1999. From 1987 to 1999, Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co., Inc.

Other Directors
Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore (59) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chairman of the Board	Since 2000	29	Manpower, Inc.; Trustee of Northwestern Mutual
Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice President

Officers
Name, Age and Address	Position	Length of Time Served
Mark G. Doll (55) 720 East Wisconsin Avenue Milwaukee, WI 53202	President	Since 2003

Principal Occupation During Past 5 Years:

Senior Vice President of Northwestern Mutual; President and Director of Mason Street Advisors, LLC since 2002; Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services, LLC

Walter M. Givler (47) 720 East Wisconsin Avenue Milwaukee, WI 53202	Vice President, Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years:

Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller, 2002; Associate Controller from 2001 to 2002; Director of New Business, Large Case Division from 1999 to 2001

Mike Zielinski (30) 720 East Wisconsin Avenue Milwaukee, WI 53202	Secretary	Since 2005

Principal Occupation During Past 5 Years:

Counsel, Northwestern Mutual since 2004; Associate Counsel, Quasar Distributors, LLC from 2003 to 2004; Legal Compliance Officer, U.S. Bancorp Fund Services, LLC from 2001 to 2003; Associate Attorney, Stupar, Schuster, & Cooper, S.C. from 2000 to 2001

Barbara E. Courtney (47) 720 East Wisconsin Avenue Milwaukee, WI 53202	Controller	Since 1996
Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto, Associate Director

Continuance of the Investment Advisory and Sub-Advisory Agreements

At its meeting on February 17, 2005, the Board of Directors of Mason Street Funds, Inc. unanimously approved the continuance of the Investment Advisory Agreements between Mason Street Funds, Inc. and Mason Street Advisors, LLC (the “Advisory Agreements”), and the Investment Sub-Advisory Agreement between Mason Street Advisors, LLC (“MSA”) and Templeton Investment Counsel LLC (the “Sub-Advisory Agreement”). (Each portfolio comprising the Mason Street Funds is referred to as a “Fund” and collectively as the “Funds.”) In preparation for the meeting, the directors requested and received extensive information from MSA and Templeton Investment Counsel LLC (“Templeton”) to assist them in their evaluation. The independent directors also received a memorandum from their counsel advising the directors of their responsibilities in connection with the annual review of the Advisory and the Sub-Advisory Agreements, and summarizing the legal standards governing the renewal of these Agreements. Prior to the Board meeting, the independent directors reviewed the proposed continuance of the Advisory and the Sub-Advisory Agreements with their legal counsel, who is independent of MSA and Templeton, in two separate private sessions at which no representatives of MSA, Templeton or their affiliates were present.

While particular focus is given to an evaluation of the services, performance, fees, costs, and other relevant information under the Advisory and the Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to MSA and Templeton and the nature, extent and quality of the services they provide the Funds, is an ongoing one. For example, the directors receive information from MSA’s portfolio managers monthly regarding market developments, Fund performance and portfolio analysis. The directors also received additional information about the Funds, their performance, and certain operational and related matters at their regular quarterly meetings and at semi-annual meetings of the Funds’ Audit Committee. As a result, the directors’ consideration of the nature, extent and quality of services included deliberations at other meetings in addition to the annual renewal meeting.

Continuance of the Advisory Agreements Between the Funds and MSA.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Advisory Agreements with respect to each Fund are discussed below. In addition to the information provided to them, the directors considered their experience with and knowledge of the nature and quality of services provided by MSA to the Funds and their interactions with representatives of MSA and its affiliates. The directors evaluated the information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of MSA’s services, factors considered by the directors included the scope of the services provided by MSA, MSA’s experience, its assets under management, MSA’s investment personnel, the experience of the portfolio managers of the Funds, the reorganization of various groups within the fixed income division of MSA in order to enhance its investment process, and changes in professional personnel including additions to the administrative, compliance and legal staffs. The directors recognized that in addition to the investment advisory services provided by MSA, MSA and its affiliates provide administrative services, shareholder servicing and distribution services, oversight of other service providers, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds.

Based on its review of these factors and their experience with MSA’s services for the Funds, the directors concluded that they were satisfied with the nature, extent and quality of services provided by MSA with respect to each Fund, and the resources committed by MSA in providing those services.

Investment Performance. The directors considered the investment performance of each of the Funds over a variety of periods. In addition to absolute performance for each Fund for both short and long-term periods, the directors considered (i) a comparison of each Fund’s one-, three- and five-year performance to the returns of appropriate peer groups and benchmarks and to the performance averages of each Fund’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each class of shares of each Fund, (iii) the Morningstar and the Lipper rankings for each class of shares for one-, three- and five-year periods, and (iv) the Wall Street Journal’s one-, three- and five-year ratings for each Fund. The directors also considered the reports of the portfolio managers on the market and the factors contributing to each Fund’s performance for 2004, and the presentations at the meeting by the managing directors of the fixed income and equity divisions of MSA. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary and portfolio analysis they received periodically throughout the year. The directors also considered the effects on rankings of Funds depending on the categories in which the rating agencies place the Funds.

The directors noted, in particular, that based on average annual returns for the five-year period ended December 31, 2004, all but three of the Funds ranked in the top third of their appropriate investment categories by either Lipper or Morningstar. Based on its review of the various measures and periods of investment performance for these Funds, the Board concluded that it was satisfied with the relative investment performance of these Funds over time. Regarding the relative performance of the International Equity, Large Cap Core and Index 500 Funds, which did not rank in the top third of their appropriate investment categories, the Board considered MSA’s explanations for the underperformance and the steps being taken by MSA to address these concerns. Based on its review of the various measures and periods of investment performance for these Funds, and MSA’s explanations, the Board concluded that the performance of these Funds was being properly addressed and that it remained confident in MSA’s ability to manage these Funds.

Management Fees and Other Expenses. In evaluating the management fees paid by the Funds, the directors considered the actual contractual fees paid by each Fund under the Advisory Agreements, the caps on total net operating expenses for each of the share classes of each of the Funds, the amounts waived by MSA for each share class during 2004 on both a percentage of assets and dollar basis, and the management fees paid by a peer group of mutual funds for each of the Funds. The directors also considered the total operating expenses of each class of shares of each of the Funds and a comparison of those expenses with averages of each Fund’s respective investment category and with each Fund’s respective peer group. The rank of each class of each Fund within its respective investment category was also considered. The directors noted the fees charged to MSA’s other mutual fund family. However, they did not consider the management fees charged to other MSA clients as relevant because substantially all of those accounts were managed for affiliates of MSA and, as such, they were priced based on different factors and considerations, and they have investment objectives and policies different than the Funds.

The directors noted that the management fees for each Fund were generally in the range of management fees of a peer group of funds, though in some cases above the median of the group, and that the total net operating expenses of each of the Funds were generally in the top half of each Fund’s respective investment category, with the exception of four Funds. In connection with its review of the expenses of the Index 400 and Index 500 Funds, the directors considered and approved a proposal to reduce the expense caps for these Funds by 20 basis points effective in July, 2005. The directors were informed that the new expense caps are anticipated to place the Funds’ total net operating expenses in the middle of their respective investment categories. The directors noted that management fees were generally higher than the peer group and total net operating expenses did not rank in the top half of their respective industry categories for the Asset Allocation and High Yield Bond Funds. The directors considered the factors resulting in the relatively higher operating expense ratio for the Asset Allocation Fund, including the Fund’s small asset size, the additional human capital that must be devoted to managing the multi-asset class portfolio, the administration fee and the 12b-1 and shareholder servicing fees charged. The directors also considered appropriate factors resulting in the relatively higher expenses for the High Yield Bond Fund, including the depth and breadth of the management team working on the Fund, the additional human capital that must be devoted to its management, the credit intensive process for this investment class, its relatively small size and its consistent results.

The directors considered the various expenses relating to the investment and non-investment operations of the Funds that are assumed by MSA. The directors also considered the increases in costs of investment management firms as a result of the increased complexity of portfolio management, shareholder servicing and compliance, as well as the increased compensation levels of investment personnel. The directors recognized that MSA had absorbed the increased compliance costs associated with providing services to the Funds. The additional services provided by MSA and its affiliates were also taken into account.

In considering the level of management fees, the directors considered the relatively small asset size of the Funds, the increase in management and related costs, the substantial portion of the assets of the Funds that represent investments by affiliates of MSA, and the existing expense cap arrangements and resulting waivers of fees by MSA. Taking these and other factors into account, the directors concluded that the level of management fees was acceptable.

Based on its review of the management and other expenses, the comparative data, the performance of each Fund, and other factors deemed relevant by the directors, the directors concluded that the management fees and total operating expenses of each of the Funds are reasonable in light of the nature, scope and quality of services provided and the performance of the Funds.

Costs and Profitability. The directors also considered the financial condition of MSA and information concerning the costs and profitability of MSA with respect to its relationship with the Funds. MSA provided a profitability analysis for each Fund which included the expense allocation methodology used, net income by Fund individually and by the Funds in the aggregate, net income of MSA for all of its clients in the aggregate, and net profit margins for each Fund individually and in the aggregate and of MSA in the aggregate. In connection with its review of the profitability of MSA’s services to the Funds, the directors also considered revenue received by affiliates for administration, shareholder servicing and distribution services provided by these affiliates for the Funds. The directors received information on soft dollar arrangements including MSA’s policies with respect to such arrangements. The Board considered these “fall-out” benefits as part of its evaluation.

The directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as MSA, and that it is difficult to make comparisons of profitability among investment advisors and clients because comparative information is not generally publicly available and, when available, its utility is subject to various assumptions and other factors. Based on its review of the profitability analysis for each Fund, the directors concluded that they were satisfied that MSA’s level of profitability from its relationship with each Fund was not excessive.

Continuance of the Sub-Advisory Agreement Between MSA and Templeton.

At its meeting on February 17, 2005, the Board unanimously approved the Sub-Advisory Agreement between MSA and Templeton, the sub-advisor for the International Equity Fund. The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Sub-Advisory Agreement with respect to the International Equity Fund are discussed below. In addition to the information provided to them, the directors considered their experience with and knowledge of the nature and quality of services provided by Templeton, and their interactions with representatives of Templeton. The directors evaluated the information they deemed relevant. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

The directors considered the services provided by Templeton and its experience in providing investment management services. Consideration was given to Templeton’s reputation as a leader in providing investment management services and, in particular, international investing. Based on their review and discussion, the directors concluded that they were satisfied with the nature and extent of the services provided by Templeton on behalf of the International Equity Fund. The directors considered the performance of the International Equity Fund and the performance of accounts managed in a similar manner by Templeton. For the reasons summarized above, the directors concluded that the performance of the International Equity Fund was being properly addressed and that they remained confident in the ability of Templeton to manage this Fund.

The directors considered the International Equity Fund’s total expenses as discussed above. The directors also considered Templeton’s sub-advisory fee schedule which fee is paid by MSA out of its advisory fee, including a comparison of those fees with fees charged by Templeton for similarly managed sub-advised accounts. The directors also considered the profitability information provided by Templeton and MSA’s level of profitability from its relationship with the International Equity Fund, which takes into account the sub-advisory fees it pays to Templeton, as discussed above. The directors also considered information relating to pending regulatory and litigation matters for Templeton. Based on its review, the directors concluded that the fees charged by Templeton and the total operating expenses of the International Equity Fund were reasonable in light of the nature, scope and quality of services provided and the performance of the Fund over time.

"Standard & Poor's," "S&P," "S&P 500," "S&P 500 Index," "Standard & Poor's 500 Index," S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Northwestern Mutual Investment Services, LLC, Distributor.

Mason Street Funds
P.O. Box 219419
Kansas City, MO 64121-9419
1-888-MASONST (1-888-627-6678)

www.masonstreetfunds.com

94-1002 (1197) (REV. 0306)

MasonStreet
FUNDS®

Item 2. Code of Ethics

As of the end of the period covered by this report the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3. Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are William A. McIntosh, Louis A. Holland and Michael G. Smith. Each “audit committee financial expert” is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	FYE March 31, 2004	FYE March 31, 2005
(a) Audit Fees

Audit Fees and Expenses of Registrant	$184,900	$198,800

(b) Audit Related Fees	$0	$0

(c) Tax Fees	$71,828	$70,855
Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting the of the Registrant.

(2) Not applicable.

(f) Not applicable.

	2004	2005
(g) Aggregate non-audit fees of Registrant and related service providers	$127,300	$207,833

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Disclosure Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The code of ethics referred to in the response to Item 2 above is attached as exhibit 12(a)(1).

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit 12(a)(2).

(b)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit 12(b). The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASON STREET FUNDS, INC.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: May 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: May 4, 2005

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and Treasurer

Date: May 4, 2005